Exhibit 10

PURCHASE AND SALE AGREEMENT

(TRI-CITY CORPORATE CENTRE – FUND IV OFFICE PORTFOLIO)

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is dated as of January 16, 2015 (the “Effective Date”), by and between RANCON REALTY FUND IV, a California limited partnership (“Fund IV”), RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company (“Fund IV Subsidiary” and together with Fund IV, “Seller”) and TRICITY GRAND AVENUE PARTNERS, LLC, a Delaware limited liability company (“Buyer”).

Recitals

A.           Fund IV is the owner of the improved properties located in the Tri-City Corporate Centre in San Bernardino, California, commonly known as (i) “Vanderbilt Plaza,” located at 451 E. Vanderbilt Way (APN 281-372-05); (ii) “Northcourt Plaza,” located at 674 E. Brier Drive (APN 281-021-52); (iii) “North River,” located at 658 E. Briar Drive (APN 281-021-51); and (iv) “Carnegie Business Center I,” located at 630-636 E. Brier Drive (APN 281-341-29) (each a “Fund IV Property” and collectively the “Fund IV Properties”).

B.           Fund IV Subsidiary is the owner of the property located in the Tri-City Corporate Centre in San Bernardino, California, commonly known as “One Vanderbilt Way,” located at 301 E. Vanderbilt Way (APN 281-372-01) (the “Fund IV Subsidiary Property”). Each of the Fund IV Properties and the Fund IV Subsidiary Property, is sometimes referred to herein as a “Property” and collectively as the “Properties.” As used in this Agreement, the term “Property” includes, as to each of the Fund IV Properties and the Fund IV Subsidiary Property, the related Real Property, Personal Property, Leases, Contracts and General Intangibles.

C.           Buyer desires to acquire the Properties from Seller and Seller desires to sell the Properties to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Parties hereby agree as follows:

1.          Definitions. Capitalized terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto.

2.          Agreement to Purchase and Sell. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, Seller agrees to sell the Properties to Buyer, and Buyer agrees to purchase the Properties from Seller.

3.          Consideration. Seller and Buyer agree that the total Consideration for the Properties shall be Forty Million Three Hundred Fifty Thousand and No/100th Dollars ($40,350,000.00).

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(a)          Deposit; Additional Deposit; Balance of Consideration. The Consideration shall comprise the following components:

(i)          Initial Earnest Money Deposit; Remaining Earnest Money Deposit. Within two (2) Business Days of the Effective Date, Buyer shall deposit the Initial Earnest Money Deposit in escrow with the Title Company. If Buyer notifies Seller in writing on or before the end of the Due Diligence Period of Buyer’s election to proceed with the acquisition of the Properties on and subject to the terms hereof, Buyer shall deposit the Remaining Earnest Money Deposit with the Title Company within two (2) Business Days after the Approval Date. Seller shall have the right, at Seller’s election and discretion, to terminate this Agreement if Buyer fails to timely deposit the Remaining Earnest Money Deposit with the Title Company; Buyer acknowledges that such failure on the part of Buyer is material and is non-curable. The Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the account of Buyer. References in this Agreement to the “Earnest Money” shall include all interest earned thereon, if any. In the event the transaction contemplated hereby is consummated, the Earnest Money shall be credited against Buyer’s payment obligations under this Agreement.

(ii)         Cash. Immediately available funds, in an amount equal to the Consideration, less the Earnest Money and the Non-Refundable Payment.

(b)          Non-Refundable Payment. Within two (2) Business Days after the Effective Date, as consideration for Seller’s agreement to the terms of Section 4, below, and as a condition precedent to the effectiveness of this Agreement, Buyer shall deliver directly to Seller, in cash or by wire transfer, immediately available funds in the amount of One Hundred and No/100ths Dollars ($100.00) (the “Non-Refundable Payment”). The Non-Refundable Payment shall be fully earned and retained by Seller immediately upon receipt and, notwithstanding any provisions of this Agreement to the contrary, the Non-Refundable Payment shall not be returned to Buyer in any circumstance. The Non-Refundable Payment shall not constitute a part of the Earnest Money is independent consideration to support the obligations of Seller under this Agreement. Buyer acknowledges that Seller would not have agreed to the terms of Section 4 of this Agreement had Buyer not made the Non-Refundable Payment to Seller on the terms set forth in this Section 3(b). In addition, Seller acknowledges that (a) in performing its due diligence investigation of the Properties, Buyer will incur expenses, and such expenses also constitute good, valuable and sufficient consideration for this Agreement, and (b) Buyer would not have entered into this Agreement without having the opportunity to perform such investigations and without having the right to terminate this Agreement in accordance with the provisions hereof. Accordingly, in addition to the $100 referenced above, separate consideration exists to support Seller’s obligations hereunder notwithstanding Buyer’s right to terminate this Agreement as provided herein.

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4.          Buyer’s Due Diligence.

(a)          Physical Inspection of the Property. Subject to the terms of this Section 4, Buyer shall have until the end of the Due Diligence Period to conduct due diligence review of the Properties and matters affecting the Properties, review the Due Diligence Materials, satisfy itself as to the condition of and title to the Real Property, and otherwise determine the suitability of the Properties for Buyer’s intended purposes. At any time(s) reasonably requested by Buyer following the Effective Date and prior to Closing, Seller shall afford Buyer and its authorized representatives reasonable access to the Properties; provided, however, Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of Tenants. Buyer shall provide Seller with notice on a Business Day not less than twenty-four (24) hours prior to any such inspections, and Seller, at its election, shall have the right to have a representative present during any such investigations. Seller shall have the right at all times to have a representative of Seller accompany any of Buyer or Buyer’s Agents while such persons are on a Property. Buyer may conduct an interview with the Tenants, provided Buyer has given Seller notice on a Business Day not less than twenty-four (24) hours prior to any such interview, and provided further that Seller shall have the right to be present at all such interviews. Notices to Seller pursuant to this Section 4(a) may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-343-9300), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other “undelivered” response is generated).

(b)          Invasive Testing. Buyer shall not conduct or allow any physically intrusive, invasive or destructive testing of, on or under any Property, including, without limitation, for Hazardous Materials, without Seller’s prior written consent, which consent may be withheld at Seller’s sole and absolute discretion. Buyer shall provide Seller with notice not less than two (2) Business Days prior to the commencement of any physically intrusive or destructive testing, accompanied by a detailed work plan describing the nature, scope, location and purpose of the proposed work, and if approved by Seller, Seller shall have the right, at Buyer’s cost, to have its own consultant present for any such work. Buyer acknowledges and agrees that Seller’s review of Buyer’s work plan is solely for the purpose of protecting Seller’s interests, and shall not be deemed to create any liability of any kind on the part of Seller in connection with such review that, for example, the work plan is adequate or appropriate for any purpose or complies with applicable legal requirements. All work and investigations shall be performed in compliance with all local, state and federal laws, rules and regulations, including, without limitation, any and all permits required thereunder, all of which shall be at the sole cost and expense of Buyer. For purposes of this Section 4(b), “intrusive” or “invasive” testing includes, without limitation, (i) taking, sampling or testing groundwater or soils, (ii) air quality sampling or testing, and (iii) probing, cutting, penetrating, removing or otherwise disturbing any interior or exterior feature of the Improvements in order to sample, test, observe or monitor normally inaccessible areas, components, features or systems.

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(c)          Damage; Indemnity. Notwithstanding anything in this Agreement to the contrary, any entry upon, inspection, or investigation of any Property by Buyer or Buyer’s Agents, whether performed before or after the Effective Date, shall be performed at the sole risk and expense of Buyer, and Buyer shall be solely and absolutely responsible for the acts or omissions of Buyer and any of Buyer’s Agents. Furthermore, subject to the limitations set forth in this Section 4(c) below, Buyer shall protect, indemnify, defend and hold Seller, and its successors, assigns, and affiliates harmless from and against any and all losses, damages (whether general, punitive or otherwise), liabilities, claims, causes of action, judgments, costs and legal or other expenses (including, but not limited to, reasonable attorneys’ fees and costs) (collectively, “Access Claims”) suffered or incurred by any or all of such indemnified Persons to the extent resulting from (i) any act or omission of Buyer or Buyer’s Agents in connection with entry upon any Property by Buyer or Buyer’s Agents, or the activities, studies or investigations conducted at, to or on any Property by Buyer or Buyer’s Agents, or (ii) any breach on the part of Buyer of its obligations under this Section 4. If at any time prior to Closing, Buyer or Buyer’s Agents cause any damage to any Property, Buyer shall, at its sole expense, immediately restore such Property to substantially the same condition as existed immediately prior to the occurrence of such damage, as reasonably determined by Seller. Buyer’s obligation to indemnify, defend and hold Seller harmless shall not apply to matters to the extent arising or resulting from (i) the mere discovery by Buyer of any pre-existing defects affecting a Property (except to the extent Buyer or Buyer’s Agents exacerbate any such pre-existing condition as a result of their negligence or willful misconduct or except to the extent such discovery is made in violation of the terms of this Agreement pertaining to invasive, intrusive or destructive testing); or (ii) the mere discovery by Buyer of any Hazardous Materials within, on or adjacent to a Property that were not released or deposited by Buyer or any of Buyer’s Agents (except to the extent Buyer or Buyer’s Agents exacerbate the scope or effect of or cause additional or further release of any such Hazardous Materials as a result of their negligence or willful misconduct, or except to the extent such discovery is made in violation of the terms of this Agreement pertaining to invasive, intrusive or destructive testing). Buyer’s obligations under this Section 4 shall survive the termination of this Agreement or the Closing, as the case may be, notwithstanding any other provisions herein to the contrary, and shall not be limited by the terms of Section 14(c). Buyer shall, at all times, keep the Properties free and clear of any claims or liens arising out of or relating to the activities of Buyer or Buyer’s Agents on the Properties prior to the Closing, whether occurring before or after the Effective Date.

(d)          Liability Insurance. Prior to any entry onto any Property by Buyer or Buyer’s Agents, Buyer shall provide Seller written evidence that Buyer has procured commercial general liability insurance specific to the Properties (or with the requisite limits dedicated to the Properties) on an “occurrence” form policy covering (at a minimum) the activities of Buyer and Buyer’s Agents on the Properties during the period from the Effective Date through the Closing Date, providing for a combined single limit in the minimum amount of $2,000,000, issued by a company licensed in the State in which the Properties are located and with a deductible or retention not to exceed $50,000. Seller shall be named as an additional insured under all such liability insurance and prior to any entry onto any Property by Buyer or Buyer’s Agents, Buyer shall (i) deliver to Seller a copy of the insurer’s endorsement naming Seller as an additional insured, and (ii) deliver to Seller certificates evidencing that the insurance required under this section is in full force and effect.

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(e)          Delivery of Documents and Records. To the extent not previously delivered or made available to Buyer, Seller shall deliver to Buyer, or provide Buyer with access to, copies of the Due Diligence Materials as to each Property within five (5) days after the Effective Date. Except as specifically set forth in Addendum II to this Agreement, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information supplied to Buyer in connection with Buyer’s inspection of the Properties (e.g., that such materials are complete, accurate, or the final version thereof, or that all such materials are in the Seller’s possession). It is the Parties’ express understanding and agreement that such materials are provided only for Buyer’s convenience in making its own examination and determination prior to the end of the Due Diligence Period, as to whether or not it wishes to purchase the Properties. Buyer shall rely exclusively on its own independent investigation and evaluation of every aspect of the Properties and, except as expressly set forth in this Agreement, not on any information or materials supplied by Seller. Except as expressly set forth in this Agreement, Buyer expressly disclaims any intent to rely on any such information or materials provided to it by Seller in connection with its own inspections and agrees that it shall rely solely on its own independently developed or verified information.

(f)          Contacts with Property Managers. At any time reasonably requested by Buyer following the Effective Date and prior to Closing, Buyer may contact and interview the property manager/leasing agent(s), provided Buyer shall give Seller written notice not less than twenty-four (24) hours in advance of the time on a Business Day Buyer desires to conduct such interview, and Seller or its representative may be present during such interview.

(g)          Service Contracts. At or before the Closing Seller will terminate all existing Service Contracts for the Properties, except for those Service Contracts which Buyer desires to assume as of the Closing Date. Buyer shall identify to Seller, in writing, prior to the end of the Due Diligence Period, which Service Contracts Buyer desires to assume (“Assumed Service Contracts”). The Parties shall amend Schedule 3 to this Agreement to set forth on such schedule the Assumed Service Contracts. Notwithstanding the foregoing, Seller shall have the right, in Seller’s sole discretion and notwithstanding Buyer’s desire to assume any Service Contract, to deliver written notice to Buyer not later than seven (7) Business Days prior to the end of the Due Diligence Period that Seller intends to terminate all or any Service Contract.

(h)          Approval of Title and Survey.

(i)          Preliminary Reports. Seller shall take commercially reasonable efforts to cause the Title Company to deliver to Buyer not later than two (2) Business Days after the Effective Date a Preliminary Title Report for each Property with links to or copies of any underlying exceptions or documents referenced therein.

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(ii)         Survey. Seller ordered a preliminary ALTA survey of the Properties, for Seller’s benefit, at Seller’s cost (the “Survey”), and shall use commercially reasonable efforts to cause the completion of the Survey and delivery of a copy of the Survey to Buyer within two (2) Business Days after the Effective Date. If Buyer elects ALTA extended coverage title insurance, with survey coverage, Buyer shall have the right, at its cost, to update, modify, amend or re-certify the Survey as necessary in order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Buyer’s objectives. Seller hereby consents to the use and update of such Survey by Buyer, at Buyer’s cost.

(iii)        Title and Survey Objections. No later than five (5) Business Days prior to the end of the Due Diligence Period, Buyer shall advise Seller in writing of any exceptions to title and the Survey to which Buyer has objections and which are disapproved by Buyer. Seller shall have two (2) Business Days after receipt of Buyer’s objections to give to Buyer: (A) written notice that Seller will remove such objectionable exceptions on or before the Closing Date; or (B) written notice that Seller elects not to cause such exceptions to be removed. Seller’s failure to give notice to Buyer within such two (2) Business Day period shall be deemed to be Seller’s election not to cause such exceptions to be removed. If Seller gives Buyer notice under clause (B) or is otherwise deemed to have elected to proceed under clause (B), Buyer shall have until the end of the Due Diligence Period to elect to proceed with the transaction or terminate this Agreement. If Buyer fails to give Seller notice of its election on or before the expiration of such two (2) Business Day period (which notice may be satisfied by delivery by Buyer of the Approval Notice), Buyer shall be deemed to have elected to terminate this Agreement. If Seller gives notice pursuant to clause (A) then Seller shall use its diligent efforts to remove the subject title exceptions in accordance with Seller’s notice. If despite such efforts Seller is unable to remove any such objectionable exceptions prior to the Closing Date, and Buyer is unwilling to take title subject thereto, Buyer shall have the right to elect to terminate this Agreement and Section 14(a) shall apply. Notwithstanding the foregoing, Buyer shall be deemed to have objected to any lien encumbering a Property that secures the payment of money, such as, but not limited to, mechanic’s liens, materialmen’s liens and judgment liens, and the liens of deeds of trust and mortgages (collectively, “Monetary Liens”), unless Buyer otherwise notifies Seller in writing. Monetary Liens shall not include assessments or bond amounts encumbering the property and reflected in the tax bills for the Property, non-delinquent property taxes or assessments, or non-delinquent dues, costs or assessments under declarations, reciprocal easements, or other covenants, conditions or restrictions to which the Property is subject. Seller hereby agrees to remove at or before the Closing and shall cause each Property to be delivered free and clear of all Monetary Liens assumed, initiated or caused by Seller. Buyer agrees that “removal” of an exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such exception, on terms reasonably acceptable to Buyer. Notwithstanding anything to the contrary in this Section 4(h)(iii), in the event that Buyer does not receive current Preliminary Title Reports (including links to or copies of any underlying exceptions or documents referenced therein) for each Property and the Survey within ten (10) Business Days following the Effective Date, the deadlines contained in this Section 4(h)(iii) shall be extended day for day for each day beyond such ten (10) day period until Buyer receives such Title Reports and the Survey.

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(i)          New Exceptions. In the event the Title Company notifies Buyer of any New Exceptions to title after the Approval Date, Buyer shall have five (5) Business Days in which to notify Seller of its approval or disapproval of such New Exception. Failure to deliver notice of approval of such New Exception shall be deemed disapproval of the New Exception. If Buyer disapproves such New Exception, Seller shall notify Buyer within two (2) Business Days thereafter whether or not Seller can or will cause the removal of such New Exception. Failure to deliver such notice by Seller shall be deemed Seller’s refusal to cause the removal of such New Exception. If Seller is unwilling or unable to cause the removal of such New Exception, Buyer shall have the right within two (2) Business Days thereafter in which to waive such objection to title and agree to proceed to Closing in accordance with the terms and provisions of this Agreement, or terminate this Agreement, in which case Section 14(a) shall apply. Failure by Buyer to deliver notice of waiver shall be deemed Buyer's objection to title and election to terminate this Agreement; provided, however, that in order to avoid an unintended termination of this Agreement, this Agreement shall not terminate unless either Buyer affirmatively terminates this Agreement in writing or Buyer fails to confirm its waiver of the objection to the New Exception within two (2) Business Days after Buyer’s receipt of a written notice from Seller in which Seller confirms the deemed termination of the Agreement under this subsection (i). Buyer agrees that “removal” of a New Exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such New Exception, in form reasonably acceptable to Buyer. Buyer acknowledges that the termination of this Agreement as a consequence of any objection by Buyer to any exception to title to a Property or to any matter affecting title to a Property, shall be a termination of the entire Agreement, as to all Properties, and not a termination of this Agreement only as it applies to the affected Property.

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(j)          Title Commitment during Due Diligence Period. Buyer shall be responsible to obtain from the Title Company no later than the end of the Due Diligence Period, a pro forma title policy with such assurances and commitments as to policy form, coverage and endorsements as Buyer may request for the Title Policy (the “Pro Forma Policy”). Delivery of the Approval Notice to Seller prior to the end of the Due Diligence Period shall constitute Buyer’s approval of all matters affecting title to the Properties, including any such matters as are shown on the Survey, and any New Exceptions discovered by Buyer prior to the delivery of the Approval Notice. Buyer may elect to obtain an owner’s ALTA extended coverage title insurance policy, and such endorsements as Buyer may require, at Buyer’s cost. Seller shall execute and deliver to the Title Company the form of owner’s title affidavit attached to this Agreement as Exhibit H (which form was previously approved by the Title Company as sufficient to support the issuance of extended coverage title insurance to buyers of property located within the same project as the Properties) with such modifications as may reasonably be required in order to allow the Title Company to remove any exceptions which Seller is obligated to remove pursuant to the terms of this Section 4(h). Buyer acknowledges that notwithstanding anything in this Agreement to the contrary, including without limitation the incorporation of the exhibits to this Agreement into this Agreement, the statements, representations and warranties in such title affidavit are solely and exclusively for the benefit of the Title Company, and not Buyer, and that Buyer shall have no right to rely on such title affidavit or any of the statements, representations or warranties set forth therein. It shall be a condition to Buyer’s obligation to close the Escrow that the Title Company be irrevocably committed to issue to Buyer as of the Closing its Title Policy consistent in all material respects with the Pro Forma Policy issued to Buyer by the Title Company as of the Approval Date, subject to New Exceptions approved by Buyer. For the avoidance of doubt, and without limiting the foregoing, if as of the delivery of the Approval Notice Buyer is negotiating with the Title Company as to the terms, coverage or endorsements to the Pro Forma Policy, or has not obtained a Pro Forma Policy, it shall not be a condition to Buyer’s obligation to close Escrow that the Title Company agree to such requests by Buyer or provide the coverage or assurances sought by Buyer. If prior to the Approval Date Buyer fails to obtain a Pro Forma Title Policy from the Title Company generally or as to any particular exception or term of the Title Policy sought by Buyer, Buyer shall be deemed, as of the Approval Date, to have waived objections to such matters (notwithstanding any further efforts to address such issues with the Title Company, and notwithstanding any agreement by Seller to cooperate with Buyer or the Title Company in addressing such matters) and approved all exceptions to title other than Monetary Liens and New Exceptions first appearing after the Approval Date.

(k)          Nonresidential Building Energy Use Disclosure Requirement (AB 1103). Buyer acknowledges that it is familiar with the provisions of California Public Resources Code §25402.10 (also known as AB 1103) and the California Energy Commission regulations promulgated pursuant thereto, which generally require the owner of a nonresidential building of greater than 10,000 rentable square feet to make specific disclosures of the building’s energy usage to any buyer, lessee or lender of such a building (the “Energy Use Disclosure Regulations”). Buyer further acknowledges that Seller has not yet compiled and submitted all of the information necessary to timely and fully comply with the Energy Use Disclosure Regulations (the “Acknowledged Noncompliance”). Buyer hereby expressly waives and releases, to the extent permitted by applicable Laws, all rights and remedies, if any, Buyer may have arising out of the Acknowledged Noncompliance. Notwithstanding anything to the contrary in this Agreement, Buyer hereby acknowledges and agrees that the Acknowledged Noncompliance is an approved exception from any representation and/or warranty of Seller that a Property, Seller, and/or the transaction contemplated in this Agreement is in compliance with Laws. Seller has commenced and shall continue to make good faith, commercially reasonable efforts to cure the Acknowledged Noncompliance by obtaining and delivering to Buyer the disclosure documentation required by the Energy Use Disclosure Regulations (the “Energy Use Disclosure Documents”), but neither Buyer nor Seller shall have any right to delay or extend the Closing or any other obligation, action or event as a result of any delay or failure in Seller’s ability to deliver the Energy Use Disclosure Documents. Delivery of the Energy Use Disclosure Documents shall not be a Buyer Closing Condition. Seller’s failure to deliver the Energy Use Disclosure Documents shall not be a breach of this Agreement. Buyer and Seller agree that, for purposes of this Section 4(k), Seller shall be deemed to have complied with the terms of this Section 4(k) if Seller engages a third-party consultant reasonably acceptable to Buyer with instructions to produce the Energy Use Disclosure Documents based on estimated usage data. In the event the Energy Use Disclosure Documents are not available for delivery to Buyer on or prior to the Closing Date, Seller shall deliver the Energy Use Disclosure Documents to Buyer as soon after the Closing as reasonably possible. Such obligation of Seller shall survive the Closing.

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(l)          Buyer’s Right to Terminate. At any time prior to the Approval Date, Buyer has the unqualified right to terminate this Agreement and obtain a full refund of the Earnest Money, subject to Buyer’s obligations to return Due Diligence Materials to Seller as provided in the Section entitled “Conditions to Closing,” by delivering a written notice of termination to Seller (the “Termination Notice”). On or before the end of the Due Diligence Period, if Buyer is satisfied with its due diligence review of the Properties and matters affecting the Properties and wishes to proceed with the acquisition of the Properties under this Agreement, Buyer shall give Seller written notice of its approval of its due diligence review of the Properties and election to proceed under this Agreement (the “Approval Notice”). If Buyer has not delivered a Termination Notice to Seller and fails to deliver an Approval Notice to Seller on or before the end of the Due Diligence Period, Buyer shall be deemed to have delivered a Termination Notice, in which case this Agreement shall automatically terminate as of the end of the Due Diligence Period, Buyer’s Earnest Money shall immediately be returned to Buyer, and the Parties shall have no further obligation to each other except for those obligations which expressly survive the termination of this Agreement. If Buyer timely delivers its Approval Notice to Seller the Earnest Money shall become non-refundable to Buyer except as specifically set forth herein. Buyer shall not have the right to deliver an Approval Notice to fewer than all of the Properties, and any failure to deliver an Approval Notice as to any one or more Properties shall be deemed to be disapproval of all Properties. Any notice which disapproves any matter, or conditions or qualifies Buyer’s approval of its due diligence review, shall be deemed to be a Termination Notice.

(m)          Natural Hazard Disclosure Statement. Promptly after the Effective Date, Seller shall cause a third party vendor to prepare and deliver to Seller, for transmittal to Buyer, a Natural Hazards Disclosure Statement pertaining to each Property. Buyer acknowledges and agrees that notwithstanding express language in such report to the contrary, Seller makes no representations or warranties as to the truth, accuracy or completeness of such report or any information contained in such report, and Buyer shall rely on its own investigation and due diligence as to the completeness or accuracy of such report and any information contained therein.

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5.          Conditions to Closing.

(a)          Buyer Closing Conditions. The conditions set forth in this Section 5(a) are conditions precedent to Buyer’s obligation to acquire the Properties (collectively with any other express conditions precedent to Buyer’s obligations with respect to the Closing set forth in this Agreement, “Buyer Closing Conditions”). The Buyer Closing Conditions are intended solely for the benefit of Buyer. If one or more of the Buyer Closing Conditions is not satisfied as of the Closing Date, Buyer shall have the right in its sole discretion either to waive the Buyer Closing Condition and proceed with the acquisition of the Properties without adjustment to the Consideration or terminate this Agreement by written notice to Seller and the Title Company.

(i)          Representations and Warranties; Performance. The representations and warranties of the Seller contained in Addendum II shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Seller shall have timely performed all obligations and covenants of Seller under this Agreement requiring performance at any time prior to or as of the Closing.

(ii)         Title Company Commitment. The Title Company shall be irrevocably committed to issue the Title Policy to Buyer consistent in all material respects with the Pro Forma Policy delivered to Buyer as of the Approval Date, if any, subject only to New Exceptions approved by Buyer.

(iii)        Tenant Estoppel Certificates. Buyer shall have received Tenant Estoppel Certificates from the Required Tenants on or before two (2) Business Days prior to the Closing Date, pursuant to Section 8 below.

(iv)        Concurrent Closing. The close of escrow under the Fund V Purchase Agreement shall occur concurrently with the Close of Escrow under this Agreement.

(b)          Seller Closing Conditions. The conditions set forth in this Section 5(b) below are conditions precedent to Seller’s obligation to sell the Properties (collectively with any other express conditions precedent to Seller’s obligations with respect to the Closing set forth in this Agreement, “Seller Closing Conditions”). The Seller Closing Conditions are intended solely for the benefit of Seller. If any of the Seller Closing Conditions is not satisfied, Seller shall have the right in its sole discretion either to waive the Seller Closing Condition and proceed with the transaction or terminate this Agreement by written notice to Buyer and the Title Company.

(i)          Concurrent Closing. The close of escrow under the Fund V Purchase Agreement shall occur concurrently with the Close of Escrow under this Agreement.

(ii)         Representations and Warranties; Performance. The representations and warranties of Buyer contained herein shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Buyer shall have timely performed all covenants and obligations of Buyer under this Agreement requiring performance at any time prior to or as of the Closing.

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(c)          Deemed Approval of Conditions. In the event that any Party having the right of termination of this Agreement based on failure of a condition precedent set forth above does not inform the other Party and Title Company in writing of the failure of such condition precedent prior to the Closing, such failure shall be deemed to have been waived, effective as of the Closing; provided that a Party shall not be deemed to have waived any claim for breach of any representation or warranty by the other Party unless such Party has Actual Knowledge of such breach prior to Closing.

(d)          Return of Materials. Upon termination of this Agreement and the escrow for failure of a condition precedent or upon termination by Buyer prior to the end of the Due Diligence Period, and upon Seller’s written request, Buyer shall return to Seller or otherwise delete or destroy all Due Diligence Materials delivered to Buyer by Seller.

6.          Closing and Escrow.

(a)          Closing. The Closing shall occur through the Title Company.

(b)          Deposit of Agreement and Escrow Instructions. The Parties shall promptly deposit a fully executed copy of this Agreement with Title Company and this Agreement shall serve as escrow instructions to Title Company for consummation of the transactions contemplated hereby. The Parties agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless such supplementary instructions are signed by both Buyer and Seller and a contrary intent is expressly indicated in such supplementary instructions. Seller and Buyer hereby designate Title Company as the Reporting Person for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder.

(c)          Seller’s Deliveries to Escrow. At or before the Closing, Seller shall deliver to the Title Company, in escrow, the following, in each case as to each Property:

(i)          a duly executed and acknowledged Deed;

(ii)         a duly executed Assignment of Leases;

(iii)        a duly executed Bill of Sale;

(iv)        a duly executed Assignment of Contracts;

(v)         a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the code ), and on which Buyer is entitled to rely, that Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code, and any equivalents required by the states in which the property is located; and

(vi)        any other instruments, records or correspondence called for hereunder which have not previously been delivered.

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(d)          Seller’s Deliveries to Buyer.

(i)          Deliveries at Closing. At or before the Closing, Seller shall deliver to Buyer the following with respect to each Property:

a)        operating statements for that portion of the current year ending at the end of the calendar month preceding the month in which the Closing Date occurs, provided, however, that if the Closing occurs during the first fifteen days of a month, the operating statement shall be updated to the end of the calendar month that is two months prior to the Closing;

b)        a Rent Roll updated as of the Closing Date;

c)        duly executed original Tenant Estoppel Certificates or Seller Estoppel Certificates, as applicable, to the extent required hereunder;

d)        one original form notice to the Tenants, informing it of this transaction; and

e)        all keys, combinations and electronic passwords to the Property.

(ii)         Deliveries After Closing. Promptly after closing, Seller shall deliver to Buyer the following, to the extent they have not already been delivered:

a)        copies of the Service Contracts listed on Schedule 3 to this Agreement;

b)        originals (to the extent available) or copies of the Leases; and

c)        any other instruments, records or correspondence called for hereunder which have not previously been delivered, to the extent available.

(e)          Buyer’s Deliveries to Escrow. At or before the Closing, Buyer shall deliver or cause to be delivered in escrow to the Title Company the following:

(i)          a duly executed Assignment of Leases as to each Property;

(ii)         a duly executed Assignment of Contracts as to each Property; and

(iii)        the Cash.

(f)          Deposit of Other Instruments. Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof.

7.          Closing Adjustments and Prorations. With respect to each Property (and not the Properties, in the aggregate), the following adjustments shall be made, and the following procedures shall be followed:

(a)          Basis of Prorations. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year.

(b)          Items Not to be Prorated. There shall be no prorations or adjustments of any kind with respect to:

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(i)          Insurance Premiums. Buyer shall be responsible to obtain insurance covering such risks as Buyer deems necessary or appropriate, commencing as of the Closing Date.

(ii)         Delinquent Rents for Full Months Prior to the Month in which the Closing Occurred. Delinquent rents for full months prior to the month in which the Closing occurred shall remain the property of Seller, and Buyer shall have no claim thereto, whether collected before or after the Closing. Seller shall have the right to take collection measures against any delinquent Tenant (including litigation), however Seller shall not seek any remedy which would interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. In the event that Buyer collects any delinquent rents relating to any period prior to the Closing Date, Buyer shall promptly pay such amounts over to Seller in accordance with the procedures set forth in subsection (d) below. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date. Any Rent or Additional Rent received by Buyer shall be applied first to post-Closing periods for which such Rent or Additional Rent is due.

(iii)        Additional Rents Relating to Full or Partial Months Prior to the Closing Date. If Additional Rents relating to full or partial months prior to the Closing Date are not finally adjusted between Seller and any Tenant until after the Closing Date, then any refund to which any Tenant may be entitled shall be the obligation of Seller, and any additional amounts due from the Tenant for such period shall be the property of Seller. Buyer shall have no obligation with respect to any such refund due to any Tenant and no claim to any such amounts due from any Tenant, except that Buyer shall promptly pay to Seller any such delinquent Additional Rent amounts as it actually collects, in accordance with the procedures set forth in subsection (d) below. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which would interfere with a Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period from or after the Closing Date. If Seller receives any refund of expenses paid prior to the Closing and relating to a period prior to the Closing, and such expenses were reimbursed in whole or in part by any Tenant, Seller shall refund to each Tenant its share of any such refund. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date.

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(c)          Closing Adjustments. Three (3) Business Days prior to Closing, Seller shall prepare and deliver to Buyer for review, comment and agreement, a proration statement for the Property, and each Party shall be credited or charged at the Closing, in accordance with the following:

(i)          Rents and Additional Rents. Seller shall account to Buyer for any Rents and Additional Rents actually collected by Seller for the rental period in which or after the Closing occurs, and Buyer shall be credited for its pro rata share.

(ii)         Expenses.

a)         Prepaid Expenses. To the extent Expenses have been paid prior to the Closing Date for the rental period in which the Closing occurs, Seller shall account to Buyer for such prepaid Expenses, and Seller shall be credited for the amount of such prepaid expenses applicable to the period after the Closing Date.

b)         Unpaid Expenses. To the extent Expenses relating to any period prior to the Closing Date occurs are unpaid as of the Closing Date but are ascertainable, Buyer shall be credited for Seller’s pro rata share of such Expenses for the period prior to the Closing Date.

c)        Property Taxes. For purposes of this subsection entitled “Expenses,” and subject to the limitations described in this subsection, the Title Company shall pro-rate real property taxes and any special assessments (collectively, “Property Taxes”) based on the most recent available tax bills. Property Taxes shall be subject to a post-closing adjustment once the actual tax bills are available (to the extent that the same are not available at Closing for the period in which the Closing occurs), provided, however, that Buyer shall be solely responsible for any increased taxes resulting from the change in ownership of the Property from Seller to Buyer.

(iii)        Security Deposits. Seller shall deliver to Buyer all prepaid rents, security deposits, letters of credit and other collateral actually held by Seller or any of its affiliates or successors in interest under any of the Leases to the extent not applied by Seller prior to the Closing Date in accordance with the terms of the Leases.

(d)          Post-Closing Adjustments. After the Closing Date, Seller and Buyer shall make post-closing adjustments in accordance with the following:

(i)          Non-delinquent Rents. If either Buyer or Seller collects any non-delinquent Rents or Additional Rents applicable to the month in which the Closing occurred, such Rents or Additional Rents shall be prorated as of the Closing Date and paid to the Party entitled thereto within ten (10) days after receipt.

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(ii)         Delinquent Rents for Month in Which the Closing Occurred. If either Buyer or Seller collects from any Tenant Rents or Additional Rents that were delinquent as of the Closing Date and that relate to the rental period in which the Closing occurred, then such Rents or Additional Rents shall be applied in the following order of priority: first, to reimburse Buyer or Seller for all reasonable out-of-pocket third-party collection costs actually incurred by Buyer or Seller in collecting such Rents or Additional Rents (including the portion thereof relating to the period after the Closing Date); second, to satisfy such Tenant’s Rent or Additional Rent obligations relating to the period after the Closing Date; and third, to satisfy such delinquent Rent or Additional Rent obligations relating to the period prior to the Closing Date. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which would interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period from or after the Closing Date. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date.

(iii)        Expenses. With respect to any invoice received by Buyer or Seller after the Closing Date for Expenses that relate to the period in which the Closing occurred and for which a proration was not made at the Closing pursuant to the proration statement delivered to Buyer by Seller prior to the Closing, the Party receiving such invoice shall give the other Party written notice of such invoice, and the other Party shall have thirty days to review and approve the accuracy of any such invoice. If the Parties agree that the invoice is accurate and should be paid, Seller shall compute Seller’s pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and check to Buyer, in which case Buyer agrees that it will pay for its share and forward the invoice and the two payments to the vendor.

(iv)        Payment of 2014 Expenses by Tenants; True Ups. To the extent that Seller has actually collected any portion of Expenses from Tenants under the Leases as Additional Rent for calendar year 2014, Seller may retain all such Additional Rent in amounts not to exceed such paying Tenants’ share of Expenses actually paid. Seller shall complete all Expense true ups for calendar year 2014; provided, however, if the Closing occurs before such true ups are complete, Seller shall retain responsibility to complete such true ups and Buyer shall reasonably cooperate with Seller in connection with such true ups, including by making available to Seller such information and documentation as Seller may need regarding such Expenses in order to prepare a year-end Expense statement for Tenants. Seller shall provide the same to Buyer for delivery by Buyer to the Tenants as required by their Leases. If such true ups evidence that Seller under-collected Expenses from Tenants, Seller shall retain any additional amounts collected which are attributable to such Additional Rent. If for any reason Buyer receives or collects such Expenses, Buyer shall pay such amounts to Seller within thirty (30) days following receipt by Buyer. If such true ups evidence that Seller has over-collected Additional Rent from Tenants (and Buyer did not receive a credit at Closing for the Expenses to which such Additional Rent applies) Seller shall pay such over-collected amounts to the Tenants or apply the same to post-closing Expenses in accordance with the Leases. If Buyer received a credit at Closing for such over-collected Expenses, Buyer shall be responsible to pay such over-collected amounts to the Tenants or apply the same to post-closing Expenses in accordance with the Leases.

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(v)         Payment of Post-2014 Expenses by Tenants. To the extent that Seller has actually collected any portion of Expenses from Tenants under the Leases as Additional Rent applicable to periods after calendar year 2014, Seller may retain all such Additional Rent in amounts not to exceed such paying Tenants’ share of Expenses actually paid. If a Tenant owes (or will owe) Seller Additional Rent for Expenses for any month (or partial month) after calendar year 2014 and prior to Closing, Buyer shall reasonably cooperate with Seller to collect such Additional Rent, provided that such cooperation shall not require Buyer to declare a Tenant in default under its Lease or commence any litigation or other formal collection efforts beyond correspondence and telephone calls. If Seller under-collected Expenses from Tenants applicable to such period, Buyer shall pay to Seller any additional amounts collected which are attributable to such Additional Rent within thirty (30) days following receipt by Buyer provided Buyer may first apply additional amounts collected to Buyer's reasonable costs of collection. If Seller has over-collected Additional Rent from Tenant for such period and Buyer did not receive a credit at Closing for the Expenses to which such Additional Rent applies, Seller shall pay such over-collected amounts to Buyer upon discovery of such over-collection and Buyer shall thereafter be responsible for making reimbursement to the Tenants or applying the same to post-closing Expenses in accordance with the Leases.

(vi)        Survival of Obligations. The obligations of Seller and Buyer under the Subsection entitled “Post-Closing Adjustments” shall survive the Closing for a period of six (6) months, at which point all such adjustments shall be made in a final accounting. After that date, all prorations hereunder shall be deemed final for all purposes, and no further adjustments shall be made thereto except as specifically contemplated herein.

(e)          Allocation of Closing Costs. Closing costs shall be allocated as set forth below:

(i)          Escrow charges: 50% to Buyer and 50% to Seller.

(ii)         Recording fees for Deed: 100% to Seller.

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(iii)        Title insurance premium for the Title Policy: 100% to Seller for the premium for standard owner’s coverage in the amount of the Purchase Price. Buyer shall be solely responsible for the cost of extended coverage and all endorsements other than endorsements obtained by Seller to remove exceptions Seller agrees to remove, which shall be at Seller’s cost.

(iv)        Transfer taxes: 100% to Seller.

(v)         Survey costs: 100% to Seller for the initial Survey; 100% to Buyer for updates, modifications or recertification.

(vi)        Attorneys’ Fees: Each party to pay its own fees.

(vii)       Other: According to custom where the Property is located.

8.          Tenant Estoppel Certificates; Seller Estoppel Certificates. Seller shall use all reasonable efforts to obtain a Tenant Estoppel Certificate from each Tenant. It shall be a Buyer Closing Condition that not later than the Closing Date:

(a)          Tenant Estoppel Certificates. Seller shall have delivered to Buyer a Tenant Estoppel Certificate (in one of the forms permitted under the definition of Tenant Estoppel Certificate in Addendum I) from the Required Tenants, which Tenant Estoppel Certificate shall (i) be dated no earlier than thirty (30) days prior to the Closing Date, (ii) conform to the most recent Rent Roll, (iii) allege or disclose no breaches or defaults under the Lease by Tenant or Seller, or , offsets, or claims against Seller, and (iv) allege no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement, the applicable Lease or the Due Diligence Materials provided by Seller to Buyer prior to the Approval Date.

(b)          Seller Estoppel Certificates. Notwithstanding subparagraph (a) above, to the extent Seller is unable to obtain Tenant Estoppel Certificates from the Required Tenants under Section 8(a) above, then Seller shall have the right, but not the obligation, to satisfy such requirement and provide to Buyer on the Closing Date one or more certifications (“Seller Estoppel Certificates”) in the form and on the terms attached hereto as Exhibit G with respect to Leases in which the Tenant is not a Major Tenant and in the aggregate representing not more than ten percent (10%) of the leased rentable area of a Property, sufficient to meet the Required Tenants threshold for such Property, and Buyer shall be obligated to accept such Seller Estoppel Certificates if such Seller Estoppel Certificates (i) are dated as of the Closing Date, (ii) conform to the most recent Rent Roll provided to Buyer, (iii) allege no breaches or defaults by Tenant or Seller, or offsets or claims against Seller, and (iv) allege no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement, the Leases or the Due Diligence Materials provided by Seller to Buyer prior to the Approval Date. If Seller is later able to deliver to Buyer a Tenant Estoppel Certificate from any Tenant as to which Seller has provided a Seller Estoppel Certificate, the Seller Estoppel Certificate shall be and become null and void as to each statement of fact or representation that is substantially identical to a similar fact or representation in the Tenant Estoppel Certificate, and to the extent the Tenant Estoppel Certificate covers in all material respects the information covered in the Seller Estoppel Certificate, the Seller Estoppel Certificate as to such Tenant shall become null and void. Each Seller Estoppel Certificate shall survive the Closing for a period of nine (9) months and thereafter be null and void as to any claims not asserted in writing by Buyer prior to the end of such period.

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9.          Transfer of Properties “As Is”. The following provisions of this Section 9 shall apply to each of the Properties:

(a)          “As-Is, Where-Is, With All Faults”. Except for the representations and warranties of Seller made in this Agreement or the Transaction Documents, Buyer acknowledges that no Seller Related Party has made any oral or written representations, warranties, promises or guarantees whatsoever to Buyer, whether express or implied, regarding the Property or any constituent element of the Property (including the Land, Improvements, Leases, Personal Property, General Intangibles or Contracts) and, in particular, no such representations, warranties, guaranties or promises have been made with respect to the physical condition or operation of the Property, title to or the boundaries of the Property, soil conditions, the environmental condition of the Property, including, without limitation, the presence, discovery, release, threatened release or removal of Hazardous Materials (including, without limitation, the presence of asbestos or asbestos containing materials), the actual or projected revenue and expenses or the Property, the zoning and other laws, regulations or rules applicable to the Property or the compliance of the Property therewith, the quantity, quality or condition of the Personal Property included in the transactions contemplated hereby, the use or occupancy of the Property or any part thereof, or any other matter or thing affecting or related to the Property or the transactions contemplated hereby, except as, and solely to the extent, specifically set forth in this Agreement. Except for its reliance on the representations and warranties of Seller specifically set forth herein or the Transaction Documents, Buyer agrees to accept Property “AS IS, WHERE-IS, AND WITH ALL FAULTS” in its present condition, subject in the case of the Real Property and Personal Property to reasonable use, wear and tear but excluding casualty and condemnation, between the date hereof and the Closing Date, but subject to Seller’s compliance with its obligations under this Agreement with respect to the operation of the Properties prior to the Closing, and further agrees that except for any breach of its representations and warranties specifically set forth in this Agreement or the Transaction Documents, Seller shall not be liable for any latent defects in the Property or bound in any manner whatsoever by any guarantees, promises, projections, operating statements, setups or other information pertaining to the Property made, furnished or claimed to have been made or furnished by Seller or any Seller Related Party, whether orally or in writing.

(b)          Buyer Acknowledgments. Buyer’s delivery of an Approval Notice to Seller is Buyer’s acknowledgement that (i) it will have reviewed or have had adequate time and opportunity to review the Due Diligence Materials and conduct its diligence review of the Property and matters affecting the Property, (ii) certain of the Due Diligence Materials may have been prepared by parties other than Seller and Seller makes no representation or warranty of any kind whatsoever, express or implied, as to the accuracy or completeness of any Due Diligence Materials prepared by third parties, (iii) Buyer has not relied upon any representations or warranties by Seller or any Seller Related Party not specifically set forth in this Agreement or the Transaction Documents, and has made and relied solely on its own independent investigation, inspections, analyses, appraisals and evaluations of facts and circumstances affecting the Property and the transactions contemplated under this Agreement, and (iv) Buyer is a sophisticated purchaser, with experience in acquiring, owning and operating real property in the nature of the Property, and is familiar with, and freely undertakes, the risks associated with sale transactions that involve purchases based on limited information, representations and disclosures.

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(c)          Seller Disclaimer. Except for the representations and warranties of Seller specifically set forth herein or in the Transaction Documents, Seller hereby specifically disclaims any warranty or guaranty, oral or written, implied or arising by operation of law, and any warranty of condition, habitability, merchantability or fitness for a particular purpose, in respect to the Property.

(d)          Full Performance. Except for those matters expressly set forth in this Agreement as surviving the Closing and except for the agreements of Seller and Buyer set forth in the Transaction Documents, Buyer agrees that Buyer’s acceptance of the Deed shall be and be deemed to be an agreement by Buyer that Seller has fully performed, discharged and complied with all of Seller’s obligations, covenants and agreements hereunder and that Seller shall have no further liability with respect thereto.

(e)          Buyer Waiver and Release. As a material inducement to Seller to agree to sell the Property to Buyer and to execute this Agreement, except to the extent specifically provided to the contrary in this Agreement or in the Transaction Documents, including any action for breach of any representation, warranty and/or covenant made by Seller in this Agreement or the Transaction Documents, as of the Effective Date and as of the Closing Date, Buyer waives, releases and forever discharges the Seller Related Parties from all claims, causes of action, demands, losses, damages, liabilities, costs and expenses (including attorney’s fees and disbursements whether suit is instituted or not) which Buyer has or may have in the future on account of or in any way arising out of the Property or any of its constituent elements (including the Land, the Improvements, the Personal Property, the General Intangibles, the Leases or the Contracts), including, without limitation, with respect to (i) all matters described in subparagraph (a), above as accepted by Buyer in “as is, where is, with all faults” condition, (ii) the structural and physical condition of the Real Property or its surroundings, (iii) the financial condition of the operation of the Property either before or after the Closing Date, (iv) any law, ordinance, rule, regulation, restriction or legal requirement which is now or may hereafter be applicable to the Property, (v) the financial condition or status of any tenant or tenancy for the Property, (vi) the environmental condition of the Property, including, without limitation, the presence, discovery or removal of any Hazardous Materials in, at, about or under the Property or the applicability to the Property of any Environmental Laws, as such acts may be amended from time to time, or any other federal, state or local statute or regulation relating to environmental contamination at, in or under the Property; provided, however, Seller shall remain liable for, and Buyer does not waive or release claims based on (i) breach by Seller of its representations, warranties or covenants under this Agreement or the Transaction Documents, (ii) fraud on the part of Seller, or (iii) Seller’s failure to disclose to Buyer any material fact of which Seller has Actual Knowledge. Buyer shall not make or institute any claims against any of the Seller Related Parties which are inconsistent with the foregoing. Buyer agrees that this release shall be given full force and effect according to each of its expressed terms and provisions. This release includes claims of which Buyer is presently unaware or which Buyer does not presently suspect to exist, which if known by Buyer, would materially affect Buyer’s release to Seller. Buyer hereby waives California Civil Code Section 1542, which provides as follows:

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“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

In this connection and to the extent permitted by law, Buyer hereby agrees, represents and warrants that Buyer realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Buyer further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Buyer nevertheless hereby intends to release, discharge, and acquit the Seller Related Parties from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses.

                      Buyer’s Initials ______

(f)          No Consequential or Special Damages. In no event shall Seller be liable to Buyer for any incidental, special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property. The foregoing waiver shall not apply to waive any liability of Seller to Buyer for any incidental, special, exemplary, punitive or consequential damages incurred by third-parties and payable by Buyer or Seller.

(g)          Survival. The provisions of this Section shall survive the Closing or any termination of this Agreement.

(h)          “All or Nothing” Transaction. Buyer and Seller acknowledge that this Agreement is an agreement to purchase and sell all of the Properties, or none of the Properties, and under no circumstances shall Buyer have the right to purchase some, but not all of the Properties. Accordingly, a right of termination in this Agreement in favor of a Party shall be a right to terminate the entire Agreement, as to all Properties, only, and any resulting termination of this Agreement by a Party, or any termination occurring by operation of law or as a result of any “automatic” termination provision of this Agreement, shall be a termination of the entire Agreement, as to all Properties, notwithstanding that such right or event is based on facts or circumstances applicable to fewer than all of the Properties or applicable to only one of the entities comprising Seller.

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10.         Seller’s Representations and Warranties; Seller Breach; No Joint Liability.

(a)          Seller Representations and Warranties. Seller represents and warrants to Buyer the matters set forth on Addendum II, which is incorporated herein by this reference as though fully set forth herein.

(b)           Seller Breach. Other than as expressly contained in this Agreement (including Addendum II) or the Transaction Documents, Seller makes no representations or warranties of any kind relating to the Properties or their condition or fitness. Buyer is entitled to rely on Seller’s representations and warranties notwithstanding Buyer’s inspection and investigation of the Properties, subject to the following. Seller shall promptly notify Buyer if prior to the Closing Seller has Actual Knowledge of a Seller R&W Breach or a Seller R&W Change (as such terms are defined below). A “Seller R&W Breach” means that (i) a representation or warranty of Seller was inaccurate in any material respect when given on the Effective Date, or (ii) any representation or warranty of Seller was true when given on the Effective Date but became inaccurate in any material respect thereafter as a result of (A) a material breach by Seller of its covenants under this Agreement or (B) an affirmative, intentional act on the part of Seller which caused such representation and warranty to become inaccurate in any material respect, or (iii) the failure of any representation or warranty in Section A of Addendum II to be accurate as of the Closing. A “Seller R&W Change” means that a representation or warranty of Seller was accurate as of the Effective Date but subsequently became inaccurate in any material respect other than as a result of a Seller R&W Breach. If prior to the Closing Buyer obtains Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Breach has occurred and Seller is unable to cure such R&W Breach within ten (10) days after notice from Buyer of such Seller R&W Breach, such Seller R&W Breach shall be a default on the part of Seller, and Buyer shall have the right, as its sole and exclusive remedy, to terminate this Agreement, upon which termination the Earnest Money shall be returned to Buyer, Seller shall pay the Expense Reimbursement to Buyer, and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement. If prior to the Closing Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Change has occurred, and Seller is unable within ten (10) days after notice from Buyer of such R&W Change to eliminate such inaccuracy, Buyer shall have the right, as its sole and exclusive remedy, to terminate this Agreement, upon which termination the Earnest Money shall be returned to Buyer and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement. If prior to the Closing Buyer has Actual Knowledge that any representation or warranty of Seller is inaccurate in any material respect, whether as a result of a Seller R&W Breach or a Seller R&W Change, and Buyer consummates the Closing, Buyer shall have waived any right to declare a breach or default on the part of Seller under such representation or warranty and any right to terminate this Agreement as a result of such inaccuracy, and such representation or warranty shall be deemed modified to incorporate Buyer’s Actual Knowledge as an exception to the truth and accuracy of such representation or warranty.

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(c)          No Joint Liability. If the Closing occurs, then each of the representations, warranties and covenants of “Seller” in this Agreement and the Transaction Documents are made separately, and not jointly, by Fund IV and Fund IV Subsidiary, each in their capacity as “Seller,” and only as to the Properties owned by such entity. Without limiting the foregoing, but as an example and for the avoidance of doubt, if the Closing occurs: (i) Fund IV shall not be responsible or liable for a breach by Fund IV Subsidiary of a representation or warranty given by Fund IV Subsidiary or made with respect to the Property owned by Fund IV Subsidiary, or for breach by Fund IV Subsidiary of a covenant in this Agreement or any Transaction Document applicable to Fund IV Subsidiary or any Property of Fund IV Subsidiary; and (ii) Fund IV Subsidiary shall not be responsible or liable for a breach by Fund IV of a representation or warranty given by Fund IV or made with respect to the Property owned by Fund IV, or for breach by Fund IV of a covenant in this Agreement or any Transaction Document applicable to Fund IV or any Property of Fund IV.

11.         Buyer’s Representations and Warranties. Buyer hereby represents and warrants as of the Effective Date and as of the Closing Date to Seller as follows:

(a)          Buyer is duly organized, validly existing and in good standing under the laws of the State of its formation, and as of the Closing will be qualified to do business in the State in which the Property is located.

(b)          Buyer has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Buyer and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing have been (or will be) duly executed and delivered by Buyer and are or at the time of Closing will be the legal, valid and binding obligation of Buyer and is (or will be) enforceable against Buyer in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Buyer is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

(c)          The entities and individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and its constituent entities, if any, have the legal power, right and actual authority to bind Buyer to the terms and conditions hereof and thereof.

(d)          Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with (i) any provision of Buyer’s organizational documents, (ii) any statute, regulation or rule, (iii) any injunction, judgment, order, decree, ruling, charge or (iv) any other restrictions of any government, governmental agency or court to which Buyer is subject, and in each case, which violation or conflict would have a material adverse effect on Buyer. Buyer is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Buyer of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

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(e)          To Buyer’s Actual Knowledge all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date.

(f)          Buyer has made (or will make prior to the Closing Date) an independent investigation with regard to the Property, will have ascertained to its satisfaction the extent to which the Property complies with applicable zoning, building, environmental, health and safety and all other laws codes and regulations, and Buyer’s intended use thereof, including without limitation, review and/or approval of matters disclosed by Seller pursuant to this Agreement, in the exercise of Buyer’s discretion.

(g)          There is no litigation pending or, to Buyer’s Actual Knowledge, threatened, against Buyer or any basis therefor that is reasonably expected to materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

(h)          Buyer is not, nor is any person who owns a controlling interest in or otherwise controls Buyer, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”); or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), 66 Fed. Reg. 49079 (effective September 24, 2001, and published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Orders”). Neither Buyer nor any of its principals or affiliates is (x) a person or entity with which Seller is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the knowledge of Buyer, neither Buyer nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. As used herein, “Anti-Terrorism Law” means the OFAC Laws and Regulations, the Executive Orders and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.

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12.         Risk of Loss.

(a)          Notice of Loss. If, prior to the Closing Date, any portion of the Property suffers a Minor or Major Loss, Seller shall immediately notify Buyer of that fact, which notice shall include sufficient detail to apprise Buyer of the current status of the Property following such loss.

(b)          Minor Loss. Buyer’s obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Minor Loss, plus the amount of any insurance deductible; or (ii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration and the insurance carrier has admitted liability for the payment of such costs. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer at the Closing, together with a credit against the Consideration in the amount of any insurance deductible. This provision shall not limit any of the Buyer’s repair obligations under the Leases. If there is a Minor Loss and insurance coverage as set forth above is not available, Buyer shall have the same rights as if it was a Major Loss.

(c)          Major Loss. In the event of a Major Loss, Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller’s notice to Buyer of the occurrence thereof, elect to either (i) terminate this Agreement, in its entirety, as to all Properties, or (ii) consummate the acquisition of the Properties for the full Consideration, subject to the following. If Buyer elects to proceed with the acquisition of the Properties, then the Closing shall be postponed to the later of the Closing Date or the date which is ten (10) Business Days after Buyer makes such election and, upon the Closing, Buyer shall be given a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Major Loss, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer, and Seller will cooperate with Buyer as reasonably requested by Buyer in the collection of such proceeds or award. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement. If the Agreement is not terminated, Buyer shall be responsible for performance by Buyer as “landlord” under the Leases, including any repair obligations of landlord, and nothing herein shall limit Buyer’s repair obligations or other obligations under the Leases notwithstanding the fact that the event giving rise to such obligations first occurred prior to the Closing, and notwithstanding anything in any Transaction Document to the contrary.

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13.         Seller’s Continued Operation of the Properties.

(a)          General. Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will operate, maintain, repair and lease the Properties in a prudent manner, in the ordinary course of business, on an arm’s-length basis and consistent with its past practices and will not dispose of or encumber any Property or any part thereof, except for dispositions of personal property in the ordinary course of business. Without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Properties (subject to the terms and provisions of this Section 13), enforce leases in all material respects, pay all costs and expenses of the Properties, including, without limitation, debt service, real estate taxes and assessments, and maintain insurance with the same coverage as in effect on the Effective Date and pay and perform loan obligations.

(b)          Actions Requiring Buyer’s Consent. Notwithstanding the terms of Section 13(a), from the Approval Date until the Closing Date, Seller shall not, without the prior written approval of Buyer, which approval shall not be unreasonably withheld or delayed, take any of the following actions:

(i)          Leases. Execute or renew any Lease; or bring an action to enforce any Lease; or apply any security deposit under any Lease; or terminate any Lease; or modify or waive any material term of any Lease; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for Lease approval within five (5) Business Days, then Buyer shall be deemed to have approved the Lease activity in question; or

(ii)         Contracts. Except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to any Property that will survive the Closing or otherwise bind the Buyer after the Closing.

Seller shall provide Buyer with prior written notice of any actions taken under subsection (i) or (ii) of this Section 13(b) from and after the Effective Date.

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(c)          Cost of Tenant Improvements, Leasing Commissions and Rent Abatements.

(i)          New Leases, Renewals, Modifications. In connection with any new lease, or any renewal of a lease or modification of an existing Lease, including a modification which extends the term or expands the premises under the Lease other than under an option or right governed by subsections (c)(iii) or (c)(iv) below, and is entered into between the Effective Date and the Closing, the cost of tenant improvement work and leasing commissions in connection with any such new lease, renewal or modification, shall be prorated between Buyer and Seller in proportion to the ratio between the portion of the new lease term or renewal term which occurs prior to the Closing Date and the portion of the new lease term or renewal term which occurs after the Closing Date.

(ii)         Existing Leases. Subject to subsections (c)(iii) and (c)(iv)below, and except as set forth in Schedule 7, Seller shall be responsible for the cost of all tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date, and Seller’s obligations with respect thereto shall survive the Closing. The tenant improvement credits shown on Schedule 7 shall be reduced by any amounts paid by Seller prior to the Closing.

(iii)        Tenant Rights Under Existing Lease. Except as set forth in Schedule 7, if during the period between the Effective Date and the Closing Date any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the Term of the Lease or expand its premises, any obligation for tenant improvement work and leasing commissions associated with the exercise of such option or right shall be prorated between Seller and Buyer in proportion to the ratio between the portion of the extended lease term resulting from the exercise of the option which occurs prior to the Closing Date and the portion thereof which occurs after the Closing Date.

(iv)        Post-Closing Extensions, Renewals, Modifications. If on or after the Closing Date any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the Term of the Lease or expand its premises, any obligation for tenant improvement work and leasing commissions associated with the exercise of such option or right shall be the responsibility of Buyer.

(v)         Rent Abatements. Buyer shall receive a credit at the Closing for the Rent abatements set forth on Schedule 7, as reduced to reflect rent abatements applicable to periods prior to the Closing. Buyer shall otherwise be responsible for all Rent abatements under any existing or new Leases, and any renewals or extensions of Leases.

14.         Non-Consummation of the Transaction. If the transaction is not consummated on or before the Closing Date and this Agreement terminates on its terms, or as a result of termination by either Party, the following provisions shall apply:

(a)          No Default. If the purchase and sale of the Properties under this Agreement is not consummated for a reason other than a default by one of the Parties, then (i) Title Company shall return the Earnest Money to Buyer (except that Seller shall retain the Non-Refundable Payment), and shall return any other funds and items which were deposited hereunder to the Party depositing such funds or items; and (ii) Seller and Buyer shall each bear one-half of any Escrow cancellation charges. Any return of funds or other items by the Title Company or any Party as provided herein shall not relieve either Party of any liability it may have for its wrongful failure to close.

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(b)          Default by Seller.

(i)          Pre-Closing Default. If the transaction is not consummated as a result of a default by Seller, then Buyer, as its sole and only remedies hereunder, to the exclusion of all other potential remedies under this Agreement, at law or in equity, may either (i) terminate this Agreement by delivery of notice of termination to Seller, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Buyer (less the Non-Refundable Payment, which shall be retained by Seller), and (B) Seller shall pay to Buyer its Expense Reimbursement, following which neither Party shall have any further rights or obligations hereunder other than those rights and obligations which expressly survive termination of this Agreement; or (ii) continue this Agreement pending Buyer’s action for specific performance, provided, however, that any such action for specific performance shall be filed and served by Buyer within thirty (30) days of the date of termination of this Agreement, it being the intent of the Parties hereto that any failure of Buyer to meet the time deadline set for filing shall be deemed to be Buyer’s election to waive and relinquish any rights to enforce specific performance of this Agreement. The foregoing options are mutually exclusive and are the exclusive rights and remedies available to Buyer at law or in equity in the event of Seller’s default under or breach of this Agreement prior to the Closing that results in a failure of the Closing to occur. Buyer hereby waives any and all rights it may now or hereafter have to pursue any other remedy or recover any other damages on account of any such breach or default by Seller, including, without limitation, special, punitive, compensatory or consequential damages, loss of bargain, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors or buyers, diminution in value of the Property, or inability to use the Property.

Buyer’s Initials ____________

(ii)         Post-Closing Default; Limitation on Seller Liability. Notwithstanding anything to the contrary contained in this Agreement or any Transaction Document, after the Closing, except for Seller’s obligations and liabilities under Sections 7 and 15(f) of the Agreement and under any Seller Estoppel Certificates: (i) the maximum aggregate liability of all entities comprising “Seller,” and the maximum aggregate amount that may be awarded to and collected by Buyer (including, without limitation, for breaches of any representations, warranties and/or covenants by any one or more of the entities comprising Seller) under this Agreement or any Transaction Document, shall under no circumstances exceed the Damage Ceiling; and (ii) no claim by Buyer alleging a breach by any entity comprising Seller of any representation, warranty and/or covenant contained in this Agreement or in any Transaction Document may be made, and no entity comprising Seller shall be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Buyer alleging breaches by the entities comprising Seller exceeds, in the aggregate, the Damage Floor, in which event the liability of all entities comprising Seller, in the aggregate, respecting any final judgment concerning such claim or claims shall be limited to the Damage Ceiling; provided, however, that if any one or more such final judgments are, in the aggregate, for an amount that is less than or equal to the Damage Floor, then the entities comprising Seller shall have no liability with respect thereto.

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(iii)        No Personal Liability of Seller Parties. Buyer acknowledges that Fund IV is a California limited partnership, and Fund IV Subsidiary is a Delaware limited liability company. Buyer agrees that none of the Seller Parties (other than each of Fund IV and Fund IV Subsidiary, respectively) shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

(c)          Default by Buyer. If the Closing does not occur as a result of a default by Buyer, then (i) Buyer shall pay all escrow cancellation charges, (ii) to the extent it has not previously been delivered to Seller, the Title Company shall deliver the Earnest Money to Seller as its full and complete liquidated damages and its sole and exclusive remedy for Buyer’s default (provided that this provision shall not limit the Seller’s right to enforce Buyer’s obligations pursuant to Section 4, 16(f) and 16(l), and to obtain monetary damages from Buyer pursuant to those provisions above and beyond any amounts collected pursuant to this liquidated damages provision). If the transaction is not consummated because of a default by Buyer, the Earnest Money shall be paid to and retained by Seller as liquidated damages. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ REASONABLE ESTIMATE OF SELLER’S DAMAGES (IN ADDITION TO ANY FEES AND COSTS TO WHICH SELLER IS ENTITLED UNDER SECTION 16(l)) AND AS SELLER’S EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER; PROVIDED, HOWEVER, NOTHING HEREIN SHALL RELIEVE BUYER OF THE INDEMNITY OBLIGATIONS OF BUYER UNDER SECTIONS 4 AND 16(f), WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. Notwithstanding anything to the contrary contained in this Section 14(c), in the event of a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer or any Person related to or affiliated with Buyer wrongfully asserts any claims or right to all or any of the Properties that would otherwise delay or prevent Seller from having clear, indefeasible, and marketable title to any Property. In all other events, Seller’s remedies shall be limited to those described in this Section 14(c) and Sections 4, 16(f) and 16(l) hereof.

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INITIALS: Seller _____ Buyer _____

(d)          Right to Cure Defaults. Notwithstanding any contrary term or provision of this Agreement, neither Party shall be in default of this Agreement unless such Party is in material breach of a term or provision of this Agreement and fails to cure such breach within five (5) Business Days after written notice from the other Party of such breach.

15.         Escrow Holdback. Seller and Buyer agree to a holdback of funds in the Escrow at Closing, in accordance with the following terms and conditions:

(a)          Appointment of Holdback Agent. Seller and Purchaser hereby designate the Title Company as escrow holdback agent (“Holdback Agent”), for purposes of this Section 15 and the holdback and disbursement of funds hereunder, and by its acknowledgment of receipt of this Agreement, Title Company accepts such appointment and agrees to act as Holdback Agent hereunder, upon the terms and subject to the conditions hereinafter set forth.

(b)          Deposit of Cash. At the Closing, funds equal in amount to the Damage Ceiling shall be withheld from the amount payable to Seller pursuant to this Agreement (the “Holdback Amount”) and shall be held in escrow by the Holdback Agent on and pursuant to the terms and conditions set forth in this Section 15. The Holdback Amount is intended as credit support for Seller’s post-closing obligations under this Agreement and the Seller Estoppel Certificates delivered hereunder, and shall be disbursed to Seller or Buyer, as applicable, as provided in this Section 15. Nothing in this Section 15 shall be deemed to modify, limit or supersede the terms of this Agreement applicable to (i) damages for which Seller may be liable, or any limitations thereon, or (ii) compensation to which Buyer may be entitled, under this Agreement or any Seller Estoppel Certificate.

(c)          Permitted Investments for Holdback Amount. Holdback Agent shall use reasonable efforts to invest the Holdback Amount in: (i) U.S. Treasury Bills or Certificates of Deposit; (ii) shares of “money market funds,” each having net assets of not less than $50,000,000; or (iii) time deposits with commercial banks having membership in the Federal Deposit Insurance Corporation or any successor thereto (each a “Permitted Investment” and collectively, “Permitted Investments”), having reasonable maturity dates taking into account the amounts and timing of anticipated disbursements hereunder, but in no event with a maturity greater than sixty (60) days, at such a yield as shall be available. Holdback Agent shall use reasonable efforts to keep the Holdback Amount invested in Permitted Investments, but Holdback Agent shall have no obligation to reinvest all or any portion thereof in any particular Permitted Investment or to maximize the yield available from among the various Permitted Investments.

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(d)          Invested Holdback Amount. The Holdback Amount, plus any interest earned from the investment thereof, if any, less any and all transaction or account fees, costs, expenses or charges attributable to such investment or owed to Holdback Agent (such sum hereinafter called the “Invested Holdback Amount”), shall be delivered by Holdback Agent to the applicable Party or, if pursuant to Section 15(j) hereof, to a substitute impartial party or a court having appropriate jurisdiction, in accordance with the terms of this Agreement. Holdback Agent agrees to provide the Parties with periodic, monthly, computation of the Invested Holdback Amount.

(e)          Events Triggering Disbursement of Invested Holdback Amount to Seller. Holdback Agent shall disburse the Invested Holdback Amount (or any amount remaining thereunder) to Seller only upon receipt of written disbursement authorization from both Parties. Buyer shall authorize the disbursement of the Invested Holdback Amount to Seller upon the occurrence of the following:

(i)          the nine (9) month survival period for Seller Estoppel Certificates described in Section 8(b), the nine (9) month survival period for Seller’s representations and warranties described in Section F.3 of Addendum II, and the six (6) month survival period for Post-Closing Adjustments under Section 7(c)(iv) (collectively, the “Holdback Periods”) shall each have expired and either (A) Buyer shall not have timely asserted against Seller any claims for damages or compensation under the Agreement or any Seller Estoppel Certificate, or (B) any claims timely asserted by Buyer shall have been paid or resolved; or

(ii)         the Holdback Periods shall have expired, claims timely asserted by Buyer against Seller under the Agreement or any Seller Estoppel Certificate have not been paid or resolved, and the aggregate amount of such outstanding, unresolved claims is less than the then-current Invested Holdback Amount, in which case the amount of the Invested Holdback Amount in excess of one hundred twenty percent (120%) of the aggregate amount of such outstanding, unresolved claims shall be released to Seller.

(f)          Events Triggering Disbursement of Invested Holdback Amount to Buyer. Holdback Agent shall disburse funds from the Invested Holdback Amount to Buyer only upon receipt of written disbursement authorization from both Parties. Seller shall authorize the disbursement of the Invested Holdback Amount to Buyer upon the occurrence of the following:

(i)          Buyer timely asserted one or more claims under any one or more Holdback Provisions and Seller has authorized disbursement to Buyer of funds in satisfaction of such claim(s); or

(ii)         if Buyer timely asserted one or more claims under any one or more Holdback Provisions and Seller disputes such claim(s), (a) upon execution by both Buyer and Seller of documents in settlement of such dispute, or (b) upon receipt by Buyer and Holdback Agent of a copy of the final judgment in the event of a court awarded judgment in favor of Buyer (whether as the result of a trial on the merits or any motion brought by Buyer, including, but not limited to, any motion for summary judgment, demurrer and/or motion for judgment on the pleadings).

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(g)          Holdback Agent as Nominee; Reporting Requirements. Seller and Buyer agree that Holdback Agent is to act as the Parties’ nominee in investing the Invested Escrow Amount pursuant to this Agreement and in collecting the interest earned on the Invested Escrow Amount on behalf of the Parties.

(h)          Liability of Holdback Agent. In performing any duties under this Section 15, Holdback Agent shall not be liable to any Party for damages, losses, or expenses, except as a result of the negligence or willful misconduct on the part of the Holdback Agent. Holdback Agent shall not incur any liability for (i) any act or failure to act made or omitted in good faith, or (ii) any action taken or omitted in reliance upon any instrument, including any written statement or affidavit delivered to Holdback Agent under this Section 15 that Holdback Agent shall in good faith believe to be genuine, nor will Holdback Agent be liable or responsible for forgeries, fraud, impersonations, or determining the scope of any representative authority. In addition, Holdback Agent may consult with legal counsel in connection with Holdback Agent’s duties under this Agreement and shall be fully protected in any act taken, suffered, or permitted by Holdback Agent in good faith in accordance with the advice of counsel. Holdback Agent is not responsible for determining and verifying the authority of any Person acting or purporting to act on behalf of any Party to this Section 15.

(i)          Fees and Expenses. The Parties shall share equally the customary fees and usual charges for services of Holdback Agent under this Section 15. In the event that the conditions of this Section 15 are not promptly fulfilled, or if the Parties request a substantial modification of its terms, or if any controversy arises, or if Holdback Agent is made a party to, or intervenes in, any litigation pertaining to this Section 15 or its subject matter, Holdback Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, attorneys’ fees (including allocated costs of in-house counsel) and expenses occasioned by such default, delay, controversy or litigation and Holdback Agent shall have the right to retain all documents and/or other things of value at any time held by Holdback Agent in the Escrow created under this Section 15 until such compensation, fees, costs, and expenses are paid. The parties jointly and severally promise to pay these sums upon demand.

(j)          Instructions; Contrary Instructions. Holdback Agent shall have the right to request instructions from the parties prior to taking any action permitted or required hereunder. In the event that: (i) Holdback Agent shall receive contrary instructions from any Party hereto; (ii) any dispute shall arise as to any matter arising under this Agreement; (iii) any alleged default by Seller or Buyer under this Section 15 shall occur; or (iv) there shall be any uncertainty as to the meaning or applicability of any of the provisions of this Section 15, Holdback Agent’s duties, rights, or responsibilities hereunder or any written instructions received by Holdback Agent pursuant hereto, then: Holdback Agent shall not be responsible to determine or resolve any such matter or take action regarding it; Holdback Agent may, at its option at any time thereafter, deposit the funds and/or instruments then being held by it pursuant to the terms hereof into any court having appropriate jurisdiction, or take such affirmative steps as it may elect in order to substitute an impartial party to hold any and all escrowed funds and/or instruments and, upon making such deposit, shall thereupon be relieved of and discharged and released from any and all liability hereunder and with respect to the Invested Holdback Amount.

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(k)          Indemnification of Holdback Agent. The Parties and their respective successors and assigns agree jointly and severally to indemnify and hold Holdback Agent harmless against any and all losses, claims, damages, liabilities, expenses (including reasonable costs of investigation), attorneys’ fees (including allocated costs of in-house counsel), and disbursements that may be imposed on Holdback Agent or incurred by Holdback Agent in connection with the performance of its duties under this Section 15, including, but not limited to, any litigation arising from this Section 15 or involving its subject matter, except to the extent such losses, claims, damages, liabilities, expenses, attorneys’ fees and disbursements result from the negligence, willful misconduct, or bad faith of Holdback Agent.

16.         Miscellaneous

(a)          Disclosure of Transaction. Except as otherwise expressly permitted under this Agreement, prior to Closing neither Party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby without the prior written consent of the other Party, which shall not be unreasonably withheld. Notwithstanding the foregoing, nothing herein shall limit or restrict (i) any public announcement or notification which Seller or any Affiliate is required to make under the applicable provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder or (ii) any discussion by Buyer with Buyer’s investment bankers, investors, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of this transaction and/or as required by law .

(b)          Possession. Possession of the Property shall be delivered to Buyer upon the Closing.

(c)          Force Majeure. Seller’s corporate headquarters are located in San Mateo, California. If during the term of this Agreement, there occurs a Force Majeure Event (a fire or other casualty, act of God, riot or other civil disturbance, or any other event out of the control of Seller that prevents Seller from having access to and use of its headquarters facility for the conduct of its operations), Seller shall have the right, exercisable by written notice to Buyer within five (5) Business Days of the date of the Force Majeure Event, to extend any period for Seller’s performance hereunder by a period of time equal to the time that Seller reasonably anticipates that it will be unable to use its headquarters, but not to exceed fourteen (14) days.

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(d)          Tax Protest. If as a result of any tax protest or otherwise any refund or reduction of real property or other tax or assessment relating to the Property during the period prior to Closing, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection and subject to the rights of tenants under leases as to any such refunds. To the extent any such tax protest or proceedings are ongoing as of the Closing, Seller shall have the right, but not the obligation, to continue to pursue such protest or proceeding following the Closing, but only to the extent that it applies to the pre-closing tax periods.

(e)          Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) delivery of email on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. the recipient’s time (otherwise, the next following Business Day) (provided that such email contains in all uppercase letters the words “TRI-CITY CORPORATE CENTRE –OFFICIAL NOTICE” in the subject line and generates no “out of office receipt” or other message that such delivery was ineffective or delayed), (ii) personal delivery, (iii) confirmed telecopy delivery on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. the recipient’s time (otherwise, the next following Business Day), (iv) one (1) Business Day after being deposited with Federal Express, DHL Worldwide Express or another reliable overnight courier service prior to the specified delivery deadline for next day service, specifying an address to which such courier makes overnight deliveries, or (v) two (2) Business Days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either Party may from time to time specify in writing to the other.

If to Seller:

Rancon Realty Fund IV

c/o 400 South El Camino, 11th Floor

San Mateo, CA 94402-170

Attention: Alan Shapiro

Fax No. 650-343-9690

Email: alan.shapiro@glenborough.com

with a copy to:

Rancon Realty Fund IV

c/o Glenborough LLC

400 South El Camino Real, 11th Floor,

San Mateo, CA 94402-1708

Attention: G. Lee Burns, Jr.

Fax No. 650-343-9690

Email: chip.burns@glenborough.com

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If to Buyer:

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue

Los Angeles, California 90071

Attn: Cary Kleinman and Ambrose Fisher

Fax: 213-830-6293

E-mail: afisher@oaktreecapital.com; ckleinman@oaktreecapital.com

and

c/o Hines Interests Limited Partnership

17885 Von Karman, Suite 110

Irvine, California 92614

Fax: 949-313-2201

Attn: Ray Lawler, Managing Director

Email: ray.lawler@hines.com

with a copy to:

c/o Hines Interests Limited Partnership

444 South Flower Street, Suite 2100

Los Angeles, CA 90071

Fax: 213-629-1423

Attn: Jim Bonham, Managing Director

Email: jim.bonham@hines.com

and

Munger, Tolles & Olson

355 South Grand Avenue, 35th Floor

Los Angeles, California 90071

Attn: O’Malley Miller

Fax: 213-683-4091

E-mail: om.miller@mto.com

(f)          Brokers and Finder. Seller has engaged Seller’s Broker to act as Seller’s representative in this transaction, and Seller has sole responsibility for the payment of any amounts due to Seller’s Broker as a result of this transaction. Except as set forth in the preceding sentence, neither Party has had any contact or dealings regarding the Properties, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder’s fee in connection with the transactions contemplated in this Agreement. In the event that any broker or finder perfects a claim for a commission or finder’s fee based upon any such contact, dealings or communication, the Party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other Party from and against all liabilities, losses, costs and expenses (including reasonable attorneys’ fees) arising in connection with such claim for a commission or finder’s fee. The provisions of this subsection shall survive the Closing or the termination of this Agreement.

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(g)          Successors and Assigns. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller delivered not later than five (5) days prior to the Closing Date, but without Seller’s consent, to assign this Agreement to an Affiliate of Buyer. Buyer shall have the right, with notice to Seller delivered not later than ten (10) days prior to the Closing Date, and subject to receipt of Seller’s written consent, to assign its right, title and interest in and to this Agreement to one or more assignees other than an Affiliate of Buyer. Buyer’s notice to Seller of any proposed assignment to a non-Affiliate of Buyer shall include the identity and ownership (direct and indirect) of such assignee. The assignee of Buyer shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation of “Buyer” under this Agreement. Seller shall not have the right to assign its interest in this Agreement.

(h)          Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

(i)          Governing Law; Agent for Service of Process. The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Agreement and the Transaction Documents. This Agreement and the Transaction Documents have been negotiated and executed in the State of California and require performance in the State of California. Buyer agrees that (i) on or before the Approval Date, Buyer shall appoint and maintain for a period of not less than two years thereafter an agent for service of process in the State of California, and (ii) any permitted assignee of Buyer under this Agreement shall, prior to Closing and as a Seller Closing Condition, appoint and maintain for a period of not less than two years thereafter, an agent for service of process in the State of California. It shall be a condition to Seller’s obligation to close the Escrow that such appointments have been made and are in force as of the Closing Date. Buyer agrees that such appointment constitutes Buyer’s consent to service of process in California, and consent to venue for any proceeding related to the validity, construction or enforcement of this Agreement or any Transaction Document in the State of California. To the maximum extent permissible by law, Buyer waives any right to dispute the convenience of the forum or claim that venue in the State of California is inconvenient.

(j)          Merger of Prior Agreements. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the Parties and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof.

Purchase and Sale Agreement Page 35 of 39

(k)          Time for Performance. Any time deadlines contained herein shall be calculated by reference to calendar days unless otherwise specifically notes. In the event that any time periods for performance hereunder fall on a day that is not a Business Day, the date for performance shall be the next following Business Day.

(l)          Enforcement Costs; Attorneys’ Fees. If either Party fails to perform any of its obligations under this Agreement or if a dispute arises between the Parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

(m)          Time of the Essence. THE TIME FRAMES AND DEADLINES FOR PERFORMANCE IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE TIME FRAMES AND DEADLINES SET FORTH IN SECTIONS 2, 3 AND 4 WITH RESPECT TO THE EARNEST MONEY, TITLE APPROVAL AND DILIGENCE REVIEW) HAVE BEEN NEGOTIATED BY THE PARTIES AND ARE A MATERIAL PART OF THE CONSIDERATION BETWEEN THE PARTIES. THE PARTIES HERETO AGREE THAT TIME IS OF THE ESSENCE WITH RESPECT TO THIS AGREEMENT, AND ALL OF THE TIME FRAMES AND DEADLINES SET FORTH IN THIS AGREEMENT.

                  INITIALS: Seller _____ Buyer _____

(n)          Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

(o)          Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other, or in the case of Buyer and its agents, employees, consultants and contractors, about the Properties, and shall not disclose such information to any third party, except, in the case of information about the Properties or the Seller, to Buyer’s investment bankers, investors, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of this transaction and/or as required by law.

Purchase and Sale Agreement Page 36 of 39

(p)          Counterparts. This Agreement may be executed in counterparts or duplicate originals, each of which shall be deemed an original but all or which together shall constitute as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed and delivered by facsimile or electronic transmission and the Parties agree that such facsimile or electronic (e.g., pdf) execution and delivery shall have the same force and effect as delivery of an original document with original signatures, and that each Party may use such facsimile or electronic signatures as evidence of the execution and delivery of this Agreement by the Parties to the same extent that an original signature could be used.

(q)          Addenda, Exhibits and Schedules. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporated herein by this reference as though set forth herein in full. The Exhibits, Addenda and Schedules to this Agreement are:

Exhibit A – Deed

Exhibit B – Assignment and Assumption of Leases

Exhibit C – Bill of Sale

Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and other General Intangibles

Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)

Exhibit F – Form of Tenant Estoppel Certificate

Exhibit G – Form of Seller Estoppel Certificate

Exhibit H – Form of Seller Title Affidavit

Addendum I – Definitions

Addendum II – Seller’s Representations and Warranties

Schedule 1 – Due Diligence Materials

Schedule 2-A – Description of Fund IV Land

Schedule 2-B – Description of Fund IV Subsidiary Land

Schedule 3 – Assumed Service Contracts

Schedule 4 – Environmental Reports

Schedule 5 – Rent Roll and Schedule of Security Deposits

Schedule 6 – Exceptions to Seller Representations and Warranties

Schedule 7 – Seller Credits for Tenant Improvement Allowances and Base Rent Abatements

Schedule 8 – Fund IV Major Tenants

Schedule 9 – Personal Property

(r)          Construction. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same.

Purchase and Sale Agreement Page 37 of 39

(s)          Tax Free Exchange. As an accommodation to Buyer, Seller agrees to cooperate with Buyer to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Buyer shall give Seller notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Seller shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Seller shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Seller shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Buyer indemnifies and agrees to hold Seller and its constituent partners harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange. As an accommodation to Seller, Buyer agrees to cooperate with Seller to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Seller shall give Buyer notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Buyer shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Buyer shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Buyer shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Seller indemnifies and agrees to hold Buyer and its partners harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange.

[Signatures on following page]

Purchase and Sale Agreement Page 38 of 39

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

SELLER (AS TO THE FUND IV ASSETS):

RANCON REALTY FUND IV, a California limited

partnership

By:	RANCON FINANCIAL CORPORATION,
a California corporation, its general partner

	By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, President

By:		/s/ Daniel L. Stephenson
Daniel L. Stephenson, its general partner

SELLER (AS TO THE FUND IV SUBSIDIARY ASSETS):

RANCON REALTY FUND IV SUBSIDIARY LLC,

a Delaware limited liability company

By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, manager

BUYER:

TRICITY GRAND AVENUE PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Justin Guichard
Name:	Justin Guichard
Title:	Authorized Signatory

By:	/s/ Cary Kleinman
Name:	Cary Kleinman
Title:	Authorized Signatory

Purchase and Sale Agreement Page 39 of 39

EXHIBIT A

DEED

RECORDING REQUESTED BY:

Chicago Title Insurance Company
National Commercial Services
Escrow No.

WHEN RECORDED RETURN TO

Attention:

MAIL TAX STATEMENTS TO:

Attention:

(Space above this line for Recorder’s use)

GRANT DEED

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, [RANCON REALTY FUND IV, a California limited partnership] [RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company], hereby grants to ______________________________________, a _______________________, the real property located in the City of San Bernardino, County of San Bernardino, State of California, more particularly described on Exhibit A attached hereto.

Executed as of __________________________, 2015.

[SIGNATURE OF GRANTOR FOLLOWS]

Purchase and Sale Agreement Exhibit A – Deed Page 1 of 2

GRANTOR:

[SIGNATURE BLOCK TO COME]

[ACKNOWLEDGMENT TO COME]

Purchase and Sale Agreement Exhibit A – Deed Page 2 of 2

EXHIBIT A

TO DEED

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement Exhibit A – Deed Exhibit A - Real Property Description

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”) dated as of __________, 2015, is entered into by and between [ADD APPLICABLE SELLER ENTITY] (“Assignor”), and ___________________________, a _______________________ (“Assignee”).

WITNESSETH:

WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property located at ____________________________, San Bernardino, California (the “Property”) as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the “Leases”); and

WHEREAS, Assignor has entered into that certain Purchase and Sale Agreement (the “Agreement”) by which title to the Property is being transferred to Assignee; and

WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the Parties hereby agree as follows:

1.          Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases, and any guarantees related thereto, and Assignee hereby accepts such assignment and agrees to assume the obligations of Landlord under the Leases; provided, however, Assignor hereby indemnifies and holds Assignee harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignor as Landlord under the Leases occurring before the date of this Assignment. Assignee hereby indemnifies and holds Assignor harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignee as Landlord under the Leases occurring on or after the date of recordation of this Assignment.

2.          If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment and such attorneys’ fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Page 1 of 3

3.          This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns.

4.          The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.

5.          This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.

[Signatures on following page]

Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Page 2 of 3

IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

[APPLICABLE SIGNATURE BLOCK TO COME]

ASSIGNEE:

[SIGNATURE BLOCK TO COME]

Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Page 3 of 3

EXHIBIT A

TO ASSIGNMENT AND ASSUMPTION OF LEASES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Exhibit A - Real Property Description

SCHEDULE 1

TO ASSIGNMENT AND ASSUMPTION OF LEASES

RENT ROLL

Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Schedule 1 - Rent Roll

EXHIBIT C

BILL OF SALE

For good and valuable consideration the receipt of which is hereby acknowledged, [ADD APPLICABLE SELLER ENTITY] (“Transferor”), does hereby sell, transfer, and convey to _______________________________, a _____________________________ (“Transferee”) all personal property owned by Transferor and located on or in or used in connection with the Real Property located at ________________, San Bernardino, California, including, without limitation, those items described in Schedule 1 attached hereto (collectively, the “Personal Property”), pursuant to that certain Purchase and Sale Agreement between Transferor and Transferee for the purchase and sale of the Real Property (the “Agreement”). Transferor is conveying the Personal Property to Transferee free and clear of free of any lien or encumbrance thereon except as previously disclosed to and accepted by Transferee. Capitalized terms used but not defined in this Bill of Sale have the meaning given to such terms in the Agreement.

Transferor makes no representation or warranty regarding the condition, merchantability, fitness or usefulness of the Personal Property, and Transferee acknowledges and agrees that it is acquiring the Personal Property in its AS-IS, WHERE-IS, WITH ALL FAULTS CONDITION, WITHOUT WARRANTY, EITHER EXPRESS OR IMPLIED, except that all of the Personal Property will be free of all liens and encumbrances.

This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Transferor and Transferee.

The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Bill of Sale.

This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

Dated: ____________________, 2015.

[Signatures on following page]

Purchase and Sale Agreement Exhibit C – Bill of Sale Page 1 of 2

TRANSFEROR:

[APPLICABLE SIGNATURE BLOCK TO COME]

TRANSFEREE:

[SIGNATURE BLOCK TO COME]

Purchase and Sale Agreement Exhibit C – Bill of Sale Page 2 of 2

SCHEDULE 1

TO BILL OF SALE

PERSONAL PROPERTY

Purchase and Sale Agreement Exhibit C – Bill of Sale Schedule 1 - Personal Property

EXHIBIT D

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,

WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property (“Assignment”) is made and entered into as of __________, 2015, by [ADD SELLER ENTITY] (“Assignor”), to _____________________________, a _____________________ (“Assignee”), pursuant to that certain Purchase and Sale Agreement (the “Agreement”) between Assignor and Assignee relating to the real property owned by Assignor and located at _____________________________, San Bernardino, California. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.

1.          For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

(a)          all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, “Warranties”); provided however, that to the extent there are any third party costs, expenses or fees in connection with the assignment of any Warranties, including, without limitation, reliance fees or transfer fees, Seller shall not be obligated to assign such Warranties to Buyer unless Buyer pays all such costs, expenses and fees.

(b)          all of the Service Contracts listed in Schedule 2 attached hereto; and

(c)          any General Intangibles (as defined in the Agreement).

Assignor and Assignee further hereby agree and covenant as follows:

2.          Effective as of the Closing Date, Assignee hereby assumes all of Assignor’s obligations under the Service Contracts and agrees to indemnify, protect and defend Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and costs and court costs, originating on or subsequent to the Closing Date and arising out of failure on the part of Assignor to perform the obligations of owner under the Service Contracts requiring performance on or after the Closing Date. Assignor hereby agrees to indemnify, protect and defend Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and costs and court costs, arising out of failure on the part of Assignor to perform the obligations of owner under the Service Contracts requiring performance prior to the Closing Date.

Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and other General Intangibles Page 1 of 3

3.          If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys, fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

4.          Assignor hereby covenants that Assignor will, at any time and from time to time, upon written request therefor, execute and deliver to Assignee any new or confirmatory instruments which Assignee may reasonably request in order to fully assign, transfer to and vest in Assignee, and to protect Assignee’s right, title and interest in and to, any of the items assigned herein or to otherwise realize upon or enjoy such rights in and to those items.

5.          This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns

6.          The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.

7.          This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signatures on following page]

Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and other General Intangibles Page 2 of 3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

[APPLICABLE SIGNATURE BLOCK TO COME]

ASSIGNEE:

[SIGNATURE BLOCK TO COME]

Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and other General Intangibles Page 3 of 3

EXHIBIT A

TO

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,

WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and other General Intangibles Exhibit A – Real Property Description

SCHEDULE 1

TO

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,

WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

WARRANTIES AND GUARANTIES

Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and other General Intangibles Schedule 1 – Warranties and Guaranties

SCHEDULE 2

TO

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,

WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

SERVICE CONTRACTS

Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and other General Intangibles Schedule 2 – Service Contracts

EXHIBIT E

CERTIFICATE OF TRANSFEROR

OTHER THAN AN INDIVIDUAL

(FIRPTA AFFIDAVIT)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ________________, a ____________________, the transferee of certain real property located at ____________________, City of San Bernardino, County of San Bernardino, State of California, that withholding of tax is not required upon the disposition of such U.S. real property interest by RANCON REALTY FUND IV, a California limited partnership, [OR] RANCON REALTY FUND IV SUBSIDIARY, a California limited liability company and wholly owned subsidiary of RANCON REALTY FUND IV, a California limited partnership (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.          Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.          Transferor is not a disregarded entity as defined in Income Tax Regulations §1.1445-2(b)(2)(iii);

3.          Transferor’s U.S. employer identification number is __________; and

4.	Transferor’s office address is :	c/o 400 El Camino Real, 11th Floor
San Mateo, California 94402

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: ______________________, 2015

on behalf of:

RANCON REALTY FUND IV, a California limited partnership

Purchase and Sale Agreement Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)

EXHIBIT F

FORM OF TENANT ESTOPPEL CERTIFICATE

To:
Dated:

Re:	Lease Pertaining to Tri-City Corporate Centre – _________________ (the “Property”)

Ladies and Gentlemen:

The above addressee (“Buyer”) is entering into an agreement to acquire the Property. The undersigned, as tenant (“Tenant”) acknowledges the right of Buyer to rely upon the statements and representations of the undersigned contained in this certificate, and further acknowledges that Buyer will be acquiring the Project in material reliance on this certificate. Given the foregoing, Tenant hereby certifies and represents to Buyer (and its lender, successors and assigns), and Landlord (and its successors and assigns) with respect to the above-described Lease, as follows (if any blanks do not apply, simply state “None”):

1.	Tenant is the lessee under that certain lease pertaining to the Property which is dated [_____________], as amended by the following (collectively, the “Lease”) : [INSERT TITLE/DATE OF ALL LEASE AMENDMENTS/MODIFICATIONS].

2.	The name of the current landlord (“Landlord”) is: [INSERT APPLICABLE SELLING ENTITY].

3.	The Lease is for the following portion of the Property (the “Premises”): That certain space identified as [__________] having approximately [___________] of Floor Area.

4.	The initial term of the Lease commenced on [_________] and shall expire on [__________], unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the term of the Lease, except as follows (if none, so state): [_________].

5.	The Lease contains the entire agreement of Landlord and Tenant with respect to the Premises, and is in full force and effect.

6.	As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

(a)	The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [________] per month.

Purchase and Sale Agreement Exhibit F – Form of Tenant Estoppel Certificate Page 1 of 3

(b)	Common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease have been paid through [________].

7.	Tenant has accepted possession of the Premises, and all construction to be performed by Landlord with the Premises under the Lease has been completed in accordance with the terms of the Lease and within the time periods set forth in the Lease. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): __________________________________ _____________________________________.

8.	The Premises shall be expanded by the addition of the following space on the dates hereinafter indicated (if none, so state): _______________________________________ ______________________________________.

9.	No default or event that with the passage of time or notice would constitute a default (hereinafter collectively a “Default”) on the part of Tenant exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the Tenant.

10.	To the best of Tenant’s knowledge, without investigation, no Default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Landlord.

11.	Tenant has no option or right to purchase all or any part of the Property.

12.	Tenant has not assigned, sublet, transferred, hypothecated or otherwise disposed of its interest in the Lease and/or the Premises, or any part thereof.

13.	Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): ____________________________ _________________________________________.

14.	No hazardous substances are being generated, used, handled, stored or disposed of by Tenant on the Premises or on the Property in violation of any applicable laws, rules or regulations or the terms of the Lease.

15.	No rentals are accrued and unpaid under the Lease except for Reimbursables, if any, which are not yet due and payable.

16.	No prepayments of rentals due under the Lease have been made for more than one month in advance. No security or similar deposit has been made under the Lease, except for the sum of [________] which has been deposited by Tenant with Landlord pursuant to the terms of the Lease.

Purchase and Sale Agreement Exhibit F – Form of Tenant Estoppel Certificate Page 2 of 3

17.	To the best of Tenant’s knowledge, without investigation, Tenant has no defense as to its obligations under the Lease, and to date has not asserted any rights of setoff, claim or counterclaim against Landlord.

18.	Tenant has not received notice of any assignment, hypothecation, mortgage or pledge of Landlord’s interest in the Lease or the rents or other amounts payable thereunder, except as follows (if none, so state): _______________________________________________ ________________________________________.

19.	The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

Very truly yours,

TENANT:

[___________________________________]
[___________________________________]

By:
Name:
Its:

Purchase and Sale Agreement Exhibit F – Form of Tenant Estoppel Certificate Page 3 of 3

EXHIBIT G

FORM OF SELLER ESTOPPEL CERTIFICATE

___________________________ (“Buyer”)

___________________________

___________________________

RE:	Lease (and any amendments) dated ______ (the “Lease”), by and between ________________, as lessor (“Lessor”), and ____________________, as lessee (“Lessee”), with respect to certain premises (the “Leased Premises”) located in Tri-City Corporate Centre, at ______________________________ (the “Property”).

Ladies and Gentlemen:

The undersigned (“Seller”) acknowledges the right of Buyer to rely upon the statements and representations of Seller contained in this Certificate, and further acknowledges that Buyer will be acquiring the Property in material reliance on this Certificate. This Certificate shall survive the Buyer’s acquisition of the Property for a period of nine (9) months from the Closing. Any undefined terms herein shall have the same meaning as set forth in the Purchase and Sale Agreement between Seller and Buyer.

Given the foregoing, Seller hereby certifies and represents unto Buyer, its successors and assigns, with respect to the above-described Lease, that to the Actual Knowledge of Seller (if any blanks do not apply, simply state “None”):

1.          Tenant is the lessee under that certain lease pertaining to the Property which is dated [_____________], as amended by the following (collectively, the “Lease”): [INSERT TITLE/DATE OF ALL LEASE AMENDMENTS/MODIFICATIONS].

2.          The name of the current landlord (“Landlord”) is: [INSERT APPLICABLE SELLING ENTITY].

3.          The Lease is for the following portion of the Property (the “Premises”) That certain space identified as [__________] having approximately [___________] of Floor Area.

4.          The initial term of the Lease commenced on [_________] and shall expire on [__________], unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the term of the Lease, except as follows (if none, so state): [_________].

5.          The Lease contains the entire agreement of Landlord and Tenant with respect to the Premises.

6.          As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

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(a)          The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [________] per month.

(b)          Common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease have been paid through [________].

7.          Tenant has accepted possession of the Premises, and all construction to be performed by Landlord with the Premises under the Lease has been completed in accordance with the terms of the Lease and within the time periods set forth in the Lease. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): __________________________________________________.

.

8.          The Premises shall be expanded by the addition of the following space on the dates hereinafter indicated (if none, so state): ______________________________________________ _______________________________________________________________.

9.          No default (“Default”) on the part of Tenant or Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the Tenant.

10.         Tenant has no option or right to purchase all or any part of the Property.

11.         Landlord has received no written notice that Tenant has assigned, sublet, transferred, hypothecated or otherwise disposed of its interest in the Lease and/or the Premises, or any part thereof.

12.         Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): ___________________________________ ____________________________________.

13.         There have been no promises or representations made to Tenant by Landlord concerning the Lease or the Property not contained in the Lease.

14.         Landlord has received no written notice that any hazardous substances are being generated, used, handled, stored or disposed of by Tenant on the Premises or on the Property in violation of any applicable laws, rules or regulations or the terms of the Lease.

15.         No rentals are accrued and unpaid under the Lease, except for Reimbursables, if any, which are not yet due and payable.

17.         No prepayments of rentals due under the Lease have been made for more than one month in advance. No security or similar deposit has been made under the Lease, except for the sum of [________] which has been deposited by Tenant with Landlord pursuant to the terms of the Lease.

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16.         Tenant has not asserted any rights of setoff, claim or counterclaim against Landlord.

SELLER:

[APPLICABLE SIGNATURE BLOCK TO COME]

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EXHIBIT H

FORM OF SELLER TITLE AFFIDAVIT

Chicago Title

OWNER’S AFFIDAVIT

The undersigned, in consideration of you issuing your Policy and/or Policies of title insurance insuring the mortgage and the title to the real property described in the above Commitment for title insurance, and being first duly sworn, deposes, states and warrants, in each instance to the Actual Knowledge of the undersigned, as follows:

1.	The undersigned has no knowledge of any facts by reason of which title to or possession of the real property might be disputed or questioned, or by reason of which any claim to the real property or any portion thereof might be adversely asserted;

2.	The real property described in Schedule A is not vacant;

3.	There is no State or Federal Tax Lien, or other State, Federal or any other lien, or claim thereof, of any kind or nature against the undersigned, which could constitute a lien or charge against the real property;

4.	There are no claims for labor, services or materials furnished to the land pursuant to a contract with the undersigned remaining unpaid and no fixture incorporated in the land is subject to a UCC security interest except in connection with the senior secured loan referenced in the Commitment;

5.	The undersigned is in possession of the real property, and no other party has possession, or has right of possession under any tenancy, lease or other agreement, written or oral, other than as set forth in the attached Rent Roll;

6.	There are no unrecorded documents to which the undersigned is a party affecting title to the real property, and the undersigned has received no notice of any violation of any covenants, conditions or restrictions, if any affecting the real property;

7.	There are no pending land division applications filed by the undersigned and there have been no recent land divisions effected by the undersigned and affecting the property;

8.	Subject to any matters shown on the survey of the real property, the undersigned has no knowledge that any of the improvements on the land encroach over any building or record setbacks lines, easements or property lines, nor that any of the improvements on land adjacent to the land encroach on the real property; and

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9.	The person executing this affidavit on behalf of the undersigned is authorized to execute this affidavit.

The term “Actual Knowledge” of the undersigned, or references to the “knowledge” of the undersigned means the current, actual knowledge of Alan Shapiro as of the date of this affidavit, without inquiry or investigation and without imputation of matters of record or constructive knowledge. The undersigned represents that Alan Shapiro is the person most likely to have current, actual knowledge of the matters described in this affidavit.

This affidavit is given to induce Chicago Title Insurance Company to close the subject transaction and issue its policy or policies of title insurance with full knowledge that it will be relying upon the accuracy of the representations made herein.

[SIGNATURE BLOCK TO COME]

[NOTARY BLOCK TO COME]

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ADDENDUM I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings set forth below:

1.	Access Claims. See Section 4(c).

2.	Actual Knowledge. The current, actual knowledge of any Responsible Individual of a Party, without duty of inquiry; provided that so qualifying such Party’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge such Party or such Responsible Party do not have but could have obtained through further investigation or inquiry.

3.	Addendum I. Addendum I to this Agreement, containing definitions of defined terms.

4.	Addendum II. Addendum II to this Agreement, containing Seller’s representations and warranties.

5.	Additional Rents. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of Expenses, maintenance escalation rents or charges, cost of living increases (except for cost of living increases in Fixed Rents) or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease.

6.	Affiliate. Any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person. An Affiliate of a Person includes any officer, director, managing member or general partner, and any record or beneficial owner of more than 10% of any class of ownership interests in such Person.

7.	Agreement. This Agreement between Seller and Buyer, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference.

8.	Approval Date. The Business Day on or prior to the end of the Due Diligence Period on which Buyer delivers its Approval Notice to Seller.

9.	Approval Notice. Buyer’s notice delivered to Seller (if at all) under Section 4 of the Agreement.

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10.	Assignment of Contracts. An Assignment and Assumption of Service Contracts, Guaranties and Warranties and Other Intangible Property in the form of Exhibit D attached hereto.

11.	Assumed Service Contracts. Those Service Contracts which Seller did not timely elect to terminate as of the Closing, and which Buyer desires to assume, pursuant to Section 4(g).

12.	Assignment of Leases. An Assignment and Assumption of Leases in the form attached to this Agreement as Exhibit B.

13.	Bill of Sale. A Bill of Sale in the form attached to this Agreement as Exhibit C.

14.	Business Day. Any day other than a Saturday, Sunday or holiday on which banks in the State of California are closed for business or authorized by law to close for business.

15.	Buyer. The “Buyer” in the preamble to this Agreement.

16.	Buyer Closing Conditions. Conditions precedent to Buyer’s obligation to consummate the purchase of the Properties, as set forth in Section 5(a).

17.	Buyer’s Agents. The employees, agents, contractors, consultants, officers, directors, representatives, managers and members of Buyer or its Affiliates, and such other Persons as are acting under the direction of, or on behalf of, Buyer or any Affiliate of Buyer.

18.	Buyer’s Broker. None.

19.	Cash. Immediately available funds to be paid by Buyer at the Closing, as provided in the Section entitled “Consideration”.

20.	Closing. The date of recordation of each of the Deeds in the Official Records of the County in which the Properties are located, and the payment of the Consideration to Seller.

21.	Closing Condition(s). The conditions precedent to the Parties’ respective obligation to purchase and sell the Properties set forth as such in the Agreement.

22.	Closing Date. Thirty-five (35) days after the Approval Date, or otherwise by mutual agreement of Buyer and Seller.

23.	Consideration. The total consideration to be paid by Buyer to Seller as described in the Section entitled “Consideration.”

24.	Contracts. The Assumed Service Contracts, construction contracts for work in progress as of the Closing Date and any warranties thereunder, and other agreements relating to a Property and either referenced in a Preliminary Report or delivered to Buyer as part of the Due Diligence Materials prior to the Approval Date.

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25.	Creditors’ Rights Laws. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity.

26.	Damage Ceiling. Damage in amount equal to Seven Hundred Forty Thousand and No/100th Dollars ($740,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or any breach of any covenant (on a cumulative basis as between all entities comprising “Seller” and cumulatively for all breaches by such entities, and not per occurrence) by the entities comprising Seller under this Agreement and the Transaction Documents. The Damage Ceiling is a single, unified amount applicable to all breaches by all entities comprising “Seller,” and is not a separate ceiling on damages for each entity comprising “Seller.” The Damage Ceiling shall not be applicable to Seller’s obligations or liabilities under Sections 7, 13(c) and 16(f) of the Agreement nor to Seller’s liability under any Seller Estoppel Certificates, and no obligations or liabilities of Seller under such Sections 7, 13(c) and 16(f) of the Agreement nor Seller liability under any Seller Estoppel Certificates shall be included in the calculation of the Damage Ceiling.

27.	Damage Floor. Damage in amount up to Thirty-Seven Thousand and No/100th Dollars ($37,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or any breach of any covenant (on a cumulative basis as between all entities comprising “Seller” and cumulatively for all breaches by such entities, and not per occurrence) by the entities comprising Seller under this Agreement and the Transaction Documents. The Damage Floor is a single, unified amount applicable to all breaches by all entities comprising “Seller,” and is not a separate floor on damages for each entity comprising “Seller.” The Damage Floor shall not be applicable to Seller’s obligations or liabilities under Sections 7, 13(c) and 16(f) of the Agreement nor to Seller’s liability under any Seller Estoppel Certificates, and no obligations or liabilities of Seller under such Sections 7, 13(c) and 16(f) of the Agreement nor Seller liability under any Seller Estoppel Certificates shall be included in the calculation of the Damage Floor.

28.	Day. The term “day” used herein and not capitalized means a calendar day.

29.	Deed. A grant deed from each Seller, to Buyer, in the form attached to this Agreement as Exhibit A.

30.	Due Diligence Materials. The materials described in Schedule 1 to this Agreement.

31.	Due Diligence Period. A period of time commencing on the Effective Date and ending at 5:00 p.m., California time, on the day that is twenty-one (21) days after the Effective Date.

32.	Earnest Money. The aggregate of the Initial Earnest Money Deposit and the Remaining Earnest Money Deposit.

33.	Effective Date. The date set forth in the preamble to this Agreement.

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34.	Environmental Laws. All federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials.

35.	Environmental Reports. All environmental reports and investigations relating to the Property which are available to Seller, which are listed on Schedule 4 to this Agreement.

36.	Expenses. All operating expenses normal to the operation and maintenance of a Property (which may vary from Property to Property), including without limitation, Property Taxes; current installments of any improvement bonds or assessments which are a lien on a Property or which are pending and may become a lien on a Property; current installments of common area association charges or charges under CC&Rs or other declarations to which a Property is subject; water, sewer and utility charges; amounts payable under any Assumed Service Contract or other Contract assumed by Buyer for any period in which the Closing occurs; permits, licenses and inspection fees. Expenses shall not include expenses of a capital nature.

37.	Expense Reimbursement. That amount necessary to reimburse Buyer for all of its out of pocket third-party costs and expenses related to the transactions contemplated by this Agreement, including, without limitation, to consultants and for third-party reports, for legal fees incurred in connection with negotiating and entering into a letter of intent, non-disclosure agreement, or other preliminary document, and this Agreement, and for lender fees (to the extent not reimbursable to Buyer), up to a maximum, in the aggregate, of Seventy-Four Thousand and No/100th Dollars ($74,000.00).

38.	Fixed Rents. The fixed periodic payments under any Lease, as such payments may be adjusted during the term of each Lease in fixed, percentage or cost of living increases.

39.	Fund IV Major Tenants. The Tenants described on Schedule 8 to this Agreement.

40.	Fund IV Properties. As defined in the Recitals to this Agreement.

41.	Fund IV Subsidiary Property. As defined in the Recitals to this Agreement.

42.	Fund V Purchase Agreement. That certain Purchase and Sale Agreement of even date with this Agreement, by and between Rancon Realty Fund V, a California limited partnership, Rancon Realty Fund V Subsidiary, LLC, a Delaware limited liability company, and Rancon Realty Fund V Subsidiary Two, LLC, a Delaware limited liability company, as “Seller,” (collectively “Fund V Seller”) and Buyer or an Affiliate of Buyer, as “Buyer.”

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43.	General Intangibles. All general intangibles relating to the ownership, design, development, operation, management and use of a Property, including without limitation, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of a Property and all entitlements and development rights pertaining to the Properties; all engineering or other reports, architectural drawings, plans and specifications relating to all or any portion of a Property; all payment and performance bonds or warranties or guarantees relating to a Property; and all of Seller’s right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, trademark registrations and applications for registration used at or relating to a Property, and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with a Property. The General Intangibles shall include, without limitation, all of the right, title and interest of Seller or any Affiliate of Seller in and to (A) the following trademarks or trade names: “Vanderbilt Way,” “Vanderbilt Plaza,” “Parkside,” “Carnegie Plaza,” “Lakeside Tower,” “Carnegie Business Center,” “North Court Plaza,” “North River Place,” and “Brier Corporate Center” and any other name derivations in which the foregoing trade names are contained; (B) a non-exclusive license for the use of “Tri-City Corporate Center,” and (C) the websites and domain names held or operated by Seller or any Affiliate of Seller and dedicated solely to the management, leasing, marketing or operation of the Properties (and no other projects or properties). As an obligation that survives the Closing, Seller shall take all actions reasonably necessary or appropriate to transfer or provide Buyer with the rights of Seller and/or its Affiliates to the foregoing trademarks, trade names, websites and domain names, including without limitation transfer documentation that may be required in connection with any registered trademarks and passwords or other administrative assistance in connection with the transfer of any websites, as applicable.

44.	Hazardous Materials. Any substance which is designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, toxic substance, pollutant or contaminant under any federal or state law or regulation, (b) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (c) PCBs, (d) asbestos or asbestos-containing products, (e) a flammable explosive, (f) an infectious material, (g) a radioactive material, (h) a carcinogenic, or (i) a reproductive toxicant.

45.	Holdback Agent. The Title Company, in its capacity as “Holdback Agent” pursuant to Section 15 of this Agreement.

46.	Holdback Amount. The funds held in the Holdback Escrow pursuant to Section 15.

47.	Holdback Periods. The limitations periods referenced in Section 15(e)(i).

48.	Improvements. All buildings, parking lots, parking garages, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by Seller and constitute realty under the laws of the state in which the Land is located.

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49.	Initial Earnest Money Deposit. The initial earnest money deposit paid by Buyer pursuant to the Section entitled “Consideration,” in the amount of Five Hundred Fifty-Five Thousand and No/100th Dollars ($555,000).

50.	Invested Holdback Amount. See Section 15.

51.	Land. The land described in Schedule 2-A to this Agreement for the Fund IV Properties, and the land described in Schedule 2-B to this Agreement for the Fund IV Subsidiary Property, together with all appurtenances thereto, including without limitation any easements, mineral rights and water rights.

52.	Laws. All Environmental Laws, zoning and land use laws, and other local, state and federal laws and regulations applicable to the Properties, the Parties and the transactions contemplated by this Agreement.

53.	Leases. The leases for the Tenants listed in the Rent Roll for each Property (including all amendments and modifications thereof), together with any new leases pertaining to such Property and amendments to existing Leases executed between the Effective Date and the Closing Date in accordance with the terms and provisions of this Agreement.

54.	Lease Rights. All of Seller’s right, title and interest in and to the Leases for a Property and any and all guarantees of such Leases.

55.	Major Loss. Any damage or destruction to, or condemnation of, any one Property as to which the cost to repair, or the value of the portion taken, as the case may be, exceeds Five Hundred Thousand and No/100ths Dollars ($500,000).

56.	Minor Loss. Damage or destruction to, or condemnation of, any Real Property that is not a Major Loss.

57.	Monetary Liens. As defined in the Section entitled “Approval of Title.”

58.	New Exception. An exception to title to the Real Property that is not (i) included in or referenced in any preliminary report delivered to Buyer prior to the Approval Date, or in any exception document delivered to Buyer by the Title Company prior to the Approval Date, (ii) disclosed to Buyer in any of the Due Diligence Materials delivered to Buyer in accordance with the provisions of Section 4(e), (iii) shown on or referenced in the Survey, (iv) caused by Buyer or any of Buyer’s Agents, or (v) previously approved in writing by Buyer or any of Buyer’s Agents.

59.	Non-Refundable Payment. See Section 3(b).

60.	Party(ies). Buyer and Seller.

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61.	Permitted Exceptions. The Leases and the exceptions to title approved by Buyer during the Due Diligence Period, pursuant to the title review procedure set forth in the Agreement.

62.	Permitted Investments. See Section 15.

63.	Person. An individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture or governmental authority.

64.	Personal Property. All of Seller’s right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on a Real Property and used in the operation or maintenance of such Real Property. A tentative list of the Personal Property is attached to this Agreement as Schedule 9 and shall be updated prior to the Closing Date.

65.	Pro Forma Policy. See Section 4(f).

66.	Property(ies). The Fund IV Properties and the Fund IV Subsidiary Property, consisting of and including, as to each such Property, the Land, the Improvements, the Leases, the Personal Property, the General Intangibles and the Contracts pertaining to such Property.

67.	Property Taxes. As defined in Section 7(c)(ii)(c), entitled “Property Taxes.”

68.	Real Property. The Land and Improvements for a Property.

69.	Remaining Earnest Money Deposit. The additional earnest money deposit to be deposited by Buyer pursuant to the Section entitled “Consideration,” in the amount of Five Hundred Fifty-Five Thousand and No/100th Dollars ($555,000).

70.	Rent Roll. The list of each of the Tenants and Rents under Leases as of the date of this Agreement, attached to this Agreement as Schedule 5.

71.	Rents. Fixed Rents pertaining to each Property.

72.	Responsible Individuals. With respect to Buyer: Ambrose Fisher and Ray Lawler; and with respect to Seller: Alan Shapiro and Bette Rader.

73.	Required Tenants. (a) The Fund IV Major Tenants, and (b) Tenants that (inclusive of any Fund IV Major Tenant in a Property) in the aggregate lease seventy percent (70%) of the leased rentable area of each Property.

74.	Seller. The “Seller” in the preamble to this Agreement.

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75.	Seller Related Party. Seller, any Affiliate of Seller, and any of its or their respective shareholders, constituent partners, joint venture partners, members, managers, officers, directors, employees, agents or other representatives of Seller.

76.	Seller’s Broker. CBRE, Inc.

77.	Seller Estoppel Certificate(s). The Seller estoppels described in Section 8.

78.	Seller Closing Conditions. Conditions precedent to Seller’s obligation to sell the Properties, as set forth in Section 5(b).

79.	Seller R&W Breach. Defined in Section 10(c) of this Agreement.

80.	Seller R&W Change. Defined in Section 10(c) of this Agreement.

81.	Service Contracts. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like.

82.	Survey. An ALTA/ACSM survey sufficient to cause the Title Company to remove the survey exception from the Title Policy.

83.	Tenant(s). Tenants under the Leases.

84.	Tenant Estoppel Certificate. A tenant estoppel certificate in the form attached to this Agreement as Exhibit F (or on such other form as may be prescribed in the Lease), to be provided by Seller as provided in the Section entitled “Tenant Estoppel Certificates.”

85.	Title Company. Chicago Title Company (San Diego Commercial); 701 B Street, Suite 760, San Diego, CA 92101; Attention: Renee Marshall, AVP Sr. Escrow Officer; (619) 230-6356; marshallr@ctt.com.

86.	Title Policy. An owner’s extended coverage ALTA title policy, issued by Title Company in the amount of the Consideration, showing title vested in Buyer consistent in all material respects with the Pro Forma Policy delivered to Buyer by the Title Company prior to the Approval Date, as provided in and subject to the terms of Section 4.

87.	Transaction Documents. Each of the Deed, Bill of Sale, Assignment of Contracts, Assignment of Leases, and any and all other agreements entered into between the Parties in connection with the Closing.

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ADDENDUM II

SELLER’S REPRESENTATIONS AND WARRANTIES

In accordance with and subject to the terms of Section 10 of the Agreement, Seller represents and warrants to Buyer as follows:

A.	Organization and Authorization

1.          Seller is duly organized, validly existing and in good standing under the laws of the state of its organization, and is qualified to do business in the state of where the Property is located.

2.          Seller has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Seller which are to be delivered to Buyer at Closing have been (or will be) duly executed and delivered by Seller and are or at the time of Closing will be the legal, valid and binding obligation of Seller and is (or will be) enforceable against Seller in accordance with their terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

3.          The individuals and entities executing this Agreement and the instruments referenced herein on behalf of Seller and its constituent entities, if any, have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.

4.          Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with (i) any provision of Seller’s organizational documents, (ii) any statute, regulation or rule, (iii) any injunction, judgment, order, decree, ruling, charge or (iv) any other restrictions of any government, governmental agency or court to which Seller is subject, and, in each case, which violation or conflict would have a material adverse effect on Seller or the Property. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

5.          To Seller’s Actual Knowledge all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date.

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B.	Title Matters

1.          Possession; No Transfers. To Seller’s Actual Knowledge, there are no adverse or other parties in possession of any Property, or any part thereof, except Seller and the Tenants. Seller has not granted to any Person any license, easement, lease, or other right relating to the use or possession of any Property or any part thereof, except to Tenants under the Leases or the matters shown of record.

C.	Property Condition, Use and Compliance

1.          Compliance with Laws. Except as set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, the Property is not in violation of any applicable Laws.

2.          No Regulatory Proceedings. Except as set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, Seller has not received any written notice of any condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, or are planned to be instituted, which directly identify any Property, nor any written notice of any special assessment proceedings affecting any Property. Seller shall notify Buyer promptly of any such proceedings of which any Seller becomes aware prior to Closing.

3.          Environmental Matters. To the Actual Knowledge of Seller and except as set forth in the Due Diligence Materials, there are no Hazardous Materials on or under any Property in violation of Environmental Laws or which would require remediation or mitigation under Environmental Laws.

D.	The Leases

1.          Rent Roll. The information set forth in each Rent Roll attached hereto is complete and accurate in all material respects as of the date of such Rent Roll. Except as disclosed on each Rent Roll, to the Actual Knowledge of Seller, there are no other Tenants at such Property, and no Rents under any Lease has been collected in advance of the current month. Each Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date.

2.          Security Deposits. All cash security deposits held by Seller or its immediate predecessor in interest as to the Properties are described on Schedule 5. Seller has not received from a Tenant or any other Person written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth in the Tenant Estoppel Certificate.

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E.	Other Matters

1.          No Litigation. Except as set forth on Schedule 6 to this Agreement, there is no litigation pending or, to Seller’s Actual Knowledge, threatened: (i) against Seller that arises out of the ownership of any Property or that might materially and detrimentally affect the value or the use or operation of any Property for its intended purpose or the ability of such Seller to perform its obligations under this Agreement; or (ii) between Seller and any Tenant or a party to any Contract. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware before Closing.

2.          No Contracts for Improvements. Except as set forth on Schedule 6 to this Agreement and in connection with any new leases or lease modifications executed after the Effective Date and prior to Closing, at the time of Closing there will be no outstanding written or oral contracts made by Seller for any improvements to any Property which have not been fully performed and paid for, to the extent performance and payment are required prior to Closing, and Seller shall cause to be discharged all mechanics and materialmen’s liens arising from any labor or materials furnished to such Property by or on behalf of Seller prior to the time of Closing.

3.          Exhibits and Schedules. The Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein, provided, however, that as set forth in more detail in the Agreement, Seller makes no representation or warranty as to the completeness or accuracy of any materials contained in the Schedules that have been prepared by third parties unrelated to Seller.

4.          Seller Not a Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

5.          Patriot Act. Seller is not, nor is any person who owns a controlling interest in or otherwise controls Seller, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC, Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any OFAC Laws and Regulations; or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under any Executive Orders. Neither Seller nor any of its principals or affiliates is (x) a person or entity with which Buyer is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Seller, neither Seller nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

Purchase and Sale Agreement Addendum II – Seller’s Representations and Warranties Page 3 of 4

6.          Seller’s Due Diligence Materials. To the Actual Knowledge of Seller, the Due Diligence Materials delivered to Buyer pursuant to this Agreement are complete, true and correct copies of the Due Diligence Materials in Seller’s possession.

7.          Assumed Service Contracts. Seller is not in default under, and Seller has received no notice that any event has occurred which with the giving of notice or the passage of time, or both, would constitute a default under any Assumed Service Contract or other Contract that will bind Buyer as of the Closing. There are no delinquent amounts due and owing under any Assumed Service Contract or other Contract that will bind Buyer as of the Closing.

F.	Miscellaneous

1.          Timeliness of Representations and Warranties. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless such representation states otherwise or is modified in accordance with the terms of this Agreement.

2.          Damage Limits. Buyer shall not be entitled to any right or remedy for any inaccuracy in or breach of any representation or warranty or covenant under this Agreement or any Transaction Document other than as set forth in Section 10(c) and Section 14(b) of the Agreement.

3.          Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective Parties contained in this Agreement or any Transaction Document shall survive the Closing for a period of nine (9) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of nine (9) months. Any claim for breach of a representation and warranty made hereunder must be delivered in writing to the other Party within such nine (9) month period and filed with a court of competent jurisdiction within thirty (30) days thereafter, or be deemed waived and released.

4.          To the extent that Seller becomes aware of any facts or circumstances which would render the representations and warranties made by Seller in this Agreement false or materially misleading, Seller shall promptly notify Buyer of such facts and circumstances.

Purchase and Sale Agreement Addendum II – Seller’s Representations and Warranties Page 4 of 4

SCHEDULE 1

TRI-CITY CORPORATE CENTRE – OFFICE

DUE DILIGENCE MATERIALS – FUND IV PROPERTIES AND FUND V PROPERTIES

•	AB1103
o	Brier Corporate Center-Energy Star Data Verification Checklist
o	Lakeside Tower-Energy Star Data Verification Checklist
o	Northcourt Plaza-Energy Star Data Verification Checklist
o	One Carnegie Plaza I (621)-Energy Star Data Verification Checklist
o	One Carnegie Plaza II (625)-Energy Star Data Verification Checklist
o	One Parkside -Energy Star Data Verification Checklist
o	One Vanderbilt-Energy Star Data Verification Checklist
o	Two Carnegie Plaza-Energy Star Data Verification Checklist
o	Two Parkside-Energy Star Data Verification Checklist
o	Vanderbilt Plaza-Energy Star Data Verification Checklist
•	ALTA SURVEYS
o	Preliminary ALTA/ACSM Land Title Survey prepared by Dawson and Associates undated
•	AGED RECEIVABLES
o	A/R as of November 30, 2014
•	ASSOCIATION OPERATIONS
o	2013 Associations Operating Statement
o	2014 Maintenance Association Budgets
o	2014 Master Association Dues Allocations
o	Tri City Total SF Calculations 2015 Association Dues Allocation
•	BUDGETS
o	2014 Operating Budgets
•	CAM RECOVERY CALCULATIONS AND BILLINGS
❖	Ballys
o	2013 Actual Common Area Expenses
o	Recovery Calculation
❖	Brier
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	CBC I
o	Expense Detail

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 1 of 26

o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	CBC II
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	Lakeside
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	Northcourt
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	One Carnegie
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	One Parkside
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 2 of 26

o	Recovery Schedule
o	Year End Recovery Billings
❖	One Vanderbilt
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
o	Recovery Notes
❖	Two Carnegie
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	Two Parkside
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
❖	Vanderbilt Plaza
o	Expense Detail
o	Expense Summary
o	Billing Report-2013
o	Recovery Invoices-2013
o	Recovery Calculation
o	Recovery Schedule
o	Year End Recovery Billings
•	CC&Rs
o	Declarations of Covenants, Conditions and Restrictions dated December 1, 1987
o	Cancellation of Declaration of Establishment of Covenants, Conditions and Restrictions for Park Centre, dated September 19, 1991
o	Amendment No. 1 to Declaration of Covenants, Conditions and Restrictions recorded January 8, 1991
o	Amendment No. 2 to Declaration of Covenants, Conditions and Restrictions recorded January 14, 1992

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 3 of 26

o	Amendment No. 3 to Declaration of Covenants, Conditions and Restrictions dated September 29, 1992
•	CERTIFICATES OF OCCUPANCY
o	Carnegie Business Center I
o	Carnegie Business Center II
o	Lakeside
o	North River
o	One Carnegie
o	One Vanderbilt
o	Two Carnegie
o	Vanderbilt Plaza
o	Northcourt Plaza
o	Brier
o	One Parkside
o	Two Parkside
o	Three Parkside
•	CONSTRUCTION IN PROGRESS
o	Schedule of TI’s and Capital in progress as of December 31, 2014
•	ENVIRONMENTAL
❖	Bally’s
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Bally’s Health Club, prepared by Millennium Consulting Associates, dated November 17, 2014
❖	Brier
o	Environmental Site Assessment prepared by AllWest dated November 4, 2004
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Carnegie Business Center I
o	Phase I Environmental Assessment prepared by Integrated Resources Management, Inc., dated May 15, 1995
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase I Environmental Site Assessment Report prepared by Hygienetics dated November 10, 2008
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 4 of 26

❖	Carnegie Business Center II
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8,1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Lakeside Tower
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 5,1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	North River
o	Expanded Phase I Environmental Site Assessment prepared by AECOM, dated January 27, 2011
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Northcourt Plaza
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8,1999
o	Expanded Phase I Environmental Site Assessment prepared by AECOM, dated January 31, 2011
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	One Carnegie
o	Phase I Environmental Site Assessment prepared by EMCON Southwest, Inc., dated October 1991
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated February 12, 2003
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 5 of 26

❖	One Parkside
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 5, 1999
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	One Vanderbilt
o	Environmental Site Assessment prepared by EMCON, dated September 1994
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 5, 1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Three Parkside
❖	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Two Carnegie
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Two Parkside
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Vanderbilt Plaza
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase I Environmental Site Assessment Report prepared by Hygienetics, dated June 4, 2008

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 6 of 26

o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Land Pads
❖	East Lake Restaurant Pad
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	West Lake Office Pad
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	East Lakeside Tower Pad
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	West Lakeside Tower Pad
o	Environmental Site Assessment prepared by AllWest, dated March 17, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	West/East Lakeside Tower Parking Lots
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
o	FLOOR PLANS
o	Brier Corporate Center-862 E Hospitality Lane
o	One Carnegie -625 E Carnegie
o	One Carnegie-621 E Carnegie
o	Two Carnegie-685 E Carnegie
o	Carnegie Business Center I-630-E Brier
o	Carnegie Business Center I-636 E Brier
o	Carnegie Business Center II-720 E Carnegie
o	Carnegie Business Center II-732 E Carnegie
o	North Court-674 E Brier
o	North River Place-658 Brier
o	One Vanderbilt-301 E Vanderbilt Way
o	Lakeside Tower-650 E Hospitality Lane

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 7 of 26

o	Three Parkside-473 E Carnegie
o	One Parkside-560 E Hospitality Lane
o	Two Parkside-550 E Hospitality Lane
o	Vanderbilt Plaza-451 E Vanderbilt Way
•	Land Use and Design Guidelines
▪	Development Agreement recorded May 17, 1994
▪	Ordinance Number MC-881, approved July 8, 1993
▪	Resolution Number 93-14, approved May 26, 1993
▪	Settlement Agreement between Rancon Realty Fund IV and V and city of San Bernardino dated July 6, 1993
•	LEASES
❖	Bally’s
❖	Fitness & Sports Clubs, LLC
o	Retail Space Lease dated July 14, 1994
o	Guaranty of Lease dated July 14, 1994
o	First Amendment to Lease dated September 25, 1995
o	Second Amendment to Lease dated June 16, 2009
o	Assignment, Assumption and Consent Agreement dated January 23, 2012
o	Notice of name change dated October 1, 2012
❖	Brier
•	Northrop Grumman Space Mission Systems Corp
▪	Lease dated November 24, 2004
▪	First Amendment to Lease dated June 27, 2005
▪	Acceptance of Premises dated January 19, 2006
▪	Second Amendment to Lease dated May 25, 2006
▪	Sublease dated September 22, 2008
▪	Third Amendment to Lease dated December 31,2011
•	TASC, Inc
▪	Office Lease dated December 31, 2011
▪	Third Amendment to Lease dated July 28, 2009
❖	Carnegie Business Center I
•	The Art Institute of California-Inland Empire, Inc.
o	Lease dated May 3, 2005
o	Amendment to Lease dated August 4, 2005
o	Second Amendment to Lease dated November28, 2005
o	Third Amendment to Lease dated March 6, 2006
o	Fourth Amendment to Lease dated June 15, 2007
o	Fifth Amendment to Lease dated June 17, 2013
•	Bio-Medical Applications of California, Inc., dba FMC Dialysis Services of San Bernardino
o	Modified Gross Industrial Lease dated January 3, 2001
o	Addendum to Lease dated January 3, 2001
o	Acceptance of Premises dated March 3, 2001
o	First Amendment to Lease dated March 3, 2008

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 8 of 26

o	Second Amendment to Lease dated March 7, 2011
o	Third Amendment to Lease dated January 22, 2014
❖	Carnegie Business Center II
•	U.S. Government-Mine Safety Health Admin
o	U.S. Government Lease for Real Property dated June 27, 2005
o	Supplemental Lease Agreement No. 1 dated August 18, 2006
o	Supplemental Lease Agreement No. 2 dated September 12, 2006
o	Supplemental Lease Agreement No. 3 dated December 13, 2006
•	Morongo Band of Mission Indians
o	Office Lease dated May 27, 2014
•	OPARC
o	Office Space Lease dated March 26, 2008
o	Addendum to Lease dated March 26, 2008
o	First Amendment to Lease dated October 15, 2008
o	Second Amendment to Lease dated May 20, 2013
o	Third Amendment to Lease dated October 3, 2013
o	Notice of Lease Term dates for Substitute Premises dated March 26, 2014
•	Twining Laboratories of Southern California
o	Office Lease Agreement dated December 5, 2007
o	Addendum to Lease dated December 5, 2007
o	First Amendment to Lease dated May 29, 2008
o	Second Amendment to Lease dated May 29, 2013
❖	Lakeside Tower
•	Atkins North America, Inc.
▪	Lease dated February 19, 2009
▪	Addendum to Lease dated February 19, 2009
▪	Guaranty of Lease dated February 25, 2009
▪	Company Change of Name letter dated March 21, 2011
▪	First Amendment to Lease dated April 30, 2012
▪	Second Amendment to Lease dated November 9, 2012
▪	Acceptance of Premises dated December 13, 2012
•	The Law Offices of C. Robert Bakke
▪	Lease dated May 13 2009
▪	Addendum dated May 13, 2009
▪	First Amendment to Lease dated April 28, 2010
•	California Public Employees Retirement System
o	Office Space Lease dated September 7, 1995
o	Addendum to Lease dated September 7, 1995
o	Acceptance of Premises dated December 6, 1995
o	First Amendment to Lease dated November 12, 2002
o	Second Amendment to Lease dated January 19, 2006
o	Third Amendment to Lease dated April 16, 2008
•	Cho, Sheasby, Chung & Ignacio, LLP
o	Office Lease dated May 13, 2014

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 9 of 26

•	Copier Source
o	Lease dated September 30, 2003
o	Addendum to Lease dated September 30, 2003
o	Acceptance of Premises dated November 26, 2003
o	Acceptance of Premises dated December 2, 2003
o	First Amendment to Lease dated December 18, 2008
o	Second Amendment to Lease dated March 16, 2009
o	Third Amendment to Lease dated April 28, 2010
o	Fourth Amendment to Lease dated September 16, 2014
•	Granowitz, White & Weber
o	Lease dated January 15, 2010
o	Addendum to Lease January 20, 2010
•	Health Net of California
o	Lease dated June 16, 2004
o	Addendum to Lease dated June 16, 2004
o	First Amendment to Lease dated August 4, 2009
o	Second Amendment to Lease dated October 18, 2010
•	Koosharem LLC
o	Office Lease dated January 27, 2011
•	Lewis, D’Amato, Brisbois & Bisgaard
o	Office Space Lease dated December 31, 1991
o	First Amendment to Lease dated August 19, 1996
o	Second Amendment to Lease dated December 20, 1996
o	Third Amendment to Lease dated March 13, 1997
o	Acceptance of Premises dated April 25, 1997
o	Acceptance of Premises dated May 12, 1997
o	Acceptance of Premises dated June 20, 1997
o	Fourth Amendment to Lease dated May 7, 1998
o	Acceptance of Premises dated August 14, 1998
o	Fifth Amendment to Lease dated December 1, 1999
o	Acceptance of Premises dated February 2, 2000
o	Sixth Amendment to Lease dated February 7, 2000
o	Seventh Amendment to Lease dated October 3, 2000
o	Acceptance of Premises dated January 5, 2001
o	Eighth Amendment to Lease dated May 18, 2001
o	Ninth Amendment to Lease dated August 7, 2001
o	Tenth Amendment to Lease dated October 31, 2001
o	Eleventh Amendment to Lease dated August 26, 2002
o	Twelfth Amendment to Leases dated October 27, 2003
o	Thirteenth Amendment to Lease dated June 30, 2009
o	Fourteenth Amendment to Lease dated June 24, 2010
o	Fifteenth Amendment to Lease dated June 28, 2012
•	Mundell, Odlum & Haws, LLP
o	Lease dated February 7, 2004

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 10 of 26

o	Addendum to Lease dated February 7, 2004
o	Acceptance of Premises dated April 20, 2004
o	First Amendment to Lease dated December 20, 2006
o	Second Amendment to Lease dated February 16, 2009
o	Third Amendment to Lease dated June 23, 2011
o	Fourth Amendment to Lease dated August 21, 2014
•	Premier Healthcare Services, LLC
o	Office Lease dated May 3, 2011
o	First Amendment to Lease dated March 21, 2014
•	State of California
o	Delegated Short Form Lease dated July 5, 2011
•	WFG Title Company of California
o	Office Lease dated April 16, 2014
•	Willdan
o	Lease dated January 15, 2004
o	Addendum to Lease dated January 15, 2004
o	Acceptance of Premises dated March 2, 2004
o	Acceptance of Premises dated May 21, 2004
o	First Amendment to Lease dated September 21, 2004
o	Second Amendment to Lease dated November 27, 2007
o	Acceptance of Premises dated February 4, 2008
o	Third Amendment to Lease dated February 14, 2008
o	Use of Space Agreement dated May 2, 2011
o	Fourth Amendment to Lease dated August 9, 2012
•	Wilson Ivanova Certified Public Accountants
o	Office Lease dated November 1, 2014
❖	North River
•	County of San Bernardino
o	Lease Agreement dated January 9, 2009
•	State of California
o	Standard Lease Form dated June 15, 2009
o	Amendment to Lease dated June 25, 2010
❖	Northcourt
•	The Art Institute of California-Inland Empire Inc.
o	Lease dated October 11, 2009
o	Guaranty of Lease dated October 11, 2009
o	First Amendment to lease dated August 3, 2010
o	Second Amendment to Lease dated June 28, 2011
o	Third Amendment to Lease dated November 15, 2011
o	Fourth Amendment to Lease dated April 11, 2013
o	Fifth Amendment to Lease dated December 27, 2013
o	Storage Agreement dated February 13, 2012

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 11 of 26

❖	One Carnegie
•	Air Methods
o	Lease dated April 17, 2004
o	Addendum dated April 17, 2004
o	Acceptance of Premises dated July 7, 2004
o	First Amendment to Lease dated December 2, 2004
o	Second Amendment to Lease dated October 21, 2005
o	Third Amendment to Lease dated March 21, 2007
o	Fourth Amendment to Lease dated December 4, 2007
o	Fifth Amendment to Lease dated June 16 2008
o	Sixth Amendment to Lease dated August 26, 2009
o	Seventh Amendment to Lease dated June 24, 2014
o	Acceptance of Premises dated June 1, 2014
•	Fidelity National Title Insurance Company
o	Office Lease dated May 9, 2011
o	First Amendment to Lease dated July 28, 2014
•	Inland Counties Pension Services, Inc.
o	Office Space Lease dated September 1, 1994
o	First Amendment to Lease dated September 22, 1999
o	Second Amendment to Lease dated July 29, 2002
o	Third Amendment to Lease dated April 16, 2007
o	Fourth Amendment to Lease dated July 29, 2009
•	Laughlin, Falbo, Levy & Moresi, LLP
o	Office Space Lease dated July 26, 2002
o	Addendum to Lease dated July 26, 2002
o	First Amendment to Lease dated May 5, 2004
o	Second Amendment to Lease dated December 29, 2004
o	Third Amendment to Lease dated February 16, 2012
o	Acceptance of Premises dated December 9, 2002
•	Michael Brandman Associates
o	Office Space Lease dated March 24, 2000
o	Acceptance of Premises dated March 31, 2000
o	First Amendment to Lease dated September 12, 2001
o	Second Amendment to Lease dated December 17, 2001
o	Third Amendment to Lease dated September 10, 2003
o	Fourth Amendment to Lease dated April 22, 2005
o	Fifth Amendment to Lease dated July 7, 2005
o	Fifth Amendment to Lease dated March 15, 2007
o	Sixth Amendment to Lease dated June 3, 2010
•	Regal Medical Group, Inc.
o	Lease dated December 17, 2008
o	Addendum to Lease dated December 17, 2008
o	First Amendment to Lease dated May 29, 2012
o	Second Amendment to Lease dated May 13, 2013
o	Notice of Lease Term Dates for Expansion Premises dated May 21, 2013
o	Option Exercise Notice dated August 20, 2013

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 12 of 26

o	Third Amendment to Lease dated October 16, 2013
o	Fourth Amendment to Lease dated August 4, 2014
•	State of California
o	Standard Lease Form dated June 9, 2010
•	Synermed
o	Lease dated March 25, 2009
o	Addendum to Lease dated March 25, 2009
o	First Amendment to Lease dated May 12, 2011
o	Second Amendment to Lease dated May 21, 2013
•	Wilson & Company, Inc. Engineers & Architects
o	Lease dated February 5, 2007
o	Addendum to Lease dated February 5, 2007
o	First Amendment to Lease dated May 31, 2007
o	Second Amendment to Lease dated October 28, 2011
❖	One Parkside
•	Advatech Pacific, Inc.
o	Lease dated August 9, 2010
•	Ardare Corporation dba Corcoran Consulting
o	Office Space Lease dated June 13, 2008
o	Addendum to Lease dated June 13, 2008
o	First Amendment to Lease dated August 9, 2013
•	Chicago Title Company
o	Lease dated February 6, 2004
o	Addendum to Lease dated February 6, 2004
o	First Amendment to Lease dated April 12, 2004
o	Acceptance of Premises dated June 30, 2004
o	Acceptance of Premises dated September 7, 2004
o	Second Amendment to Lease dated October 25, 2004
o	Third Amendment to Lease dated March 23, 2009
o	Fourth Amendment to Lease August 23, 2012
o	Fifth Amendment to Lease dated May 15, 2014
•	Farmers Insurance Exchange
o	Office Lease dated April 26, 2012
•	HealthEssentials, LLC
o	Office Lease dated April 30, 2012
o	Consent to Change Control dated September 5, 2012
•	Chicago Title Company
o	Office Lease dated August 1, 2014
❖	One Vanderbilt
•	Citizens Business Bank
o	Office Space Lease dated September 6, 1990
o	First Amendment to Lease dated April 26, 2000
o	Second Amendment to Lease dated August 17, 2005
o	Third Amendment to Lease dated November 19, 2009

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 13 of 26

o	Fourth Amendment to Lease dated January 23, 2014
•	Tetra Tech, Inc.
o	Lease dated May 12, 2009
o	Addendum to Lease dated May 12, 2009
❖	Three Parkside
•	State of California
o	Standard Lease Form dated October 9, 2009
❖	Two Carnegie
•	Dale Mann
o	Office Lease dated April 23, 2013
•	George Hills Company, Inc.
o	Lease dated December 15, 2004
o	Addendum to Lease dated December 15, 2004
o	Acceptance of Premises dated December 30, 2004
o	First Amendment to Lease dated October 1, 2007
o	Second Amendment to Lease dated June 1, 2011
o	Third Amendment to Lease dated January 6, 2012
•	Jack Porter Insurance, Inc.
o	Office Lease dated August 6, 2012
o	Notice of Lease Term Dates dated September 27, 2012
•	Joseph E. Henehan Financial and Insurance Services, Inc.
o	Lease dated May 11, 2006
o	Acceptance of Premises dated June 23, 2006
o	First Amendment to Lease dated May 14, 2009
o	Second Amendment to Lease dated July 15, 2010
o	Guaranty of Lease dated July 1, 2010
o	Third Amendment to Lease dated May 6, 2011
•	Kimco Services, Inc.
o	Office Space Lease dated April 5, 1999
o	Acceptance of Premises dated August 16, 1999
o	First Amendment to Lease dated November 10, 1999
o	Second Amendment to Lease dated June 2, 2004
o	Third Amendment to Lease dated June 5, 2009
o	Fourth Amendment to Lease dated July 19, 2012
•	LaSalle Medical Associates, Inc.
o	Office Space Lease dated July 15, 1997
o	Acceptance of Premises dated August 9, 1997
o	First Amendment to Lease dated September 15, 1999
o	Acceptance of Premises dated November 8, 1999
o	Second Amendment to Lease dated March 12, 2002
o	Acceptance of Premises dated May 30, 2002
o	Third Amendment to Lease dated November 6, 2006
o	Fourth Amendment to Lease dated March 27, 2007
o	Fifth Amendment to Lease dated April 13, 2012

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 14 of 26

•	Morongo Band of Mission Indians
o	Short Term Office Lease dated March 6, 2014
o	Acceptance of Premises dated March 6, 2014
•	TSG Solutions, Inc.
o	Office Lease dated March 26, 2012
o	First Amendment to Lease dated August 10, 2012
o	Notice of Lease Term Dates dated September 13, 2012
•	William J.Ward and Alexandra S. Ward
o	Office Space Lease dated January 24, 1994
o	First Amendment to Lease dated January 29, 1997
o	Second Amendment to Lease dated April 21, 1998
o	Third Amendment to Lease dated October 14, 1998
o	Fourth Amendment to Lease dated July 19, 2001
o	Fifth Amendment to Lease dated January 31, 2005
o	Sixth Amendment to Lease dated October 16, 2009
o	Seventh Amendment to Lease dated July 3, 2013
•	HomeServices of America, Inc
o	Office Lease dated September 4, 2014
❖	Two Parkside
•	Arrowhead Central Credit Union
o	Office Space Lease dated December 9, 2002
o	Addendum to Lease dated December 9, 2002
o	Acceptance of Premises dated September 25, 2003
o	First Amendment to Lease dated September 29, 2003
o	Sublease dated October 7, 2003
o	Second Amendment to Lease dated September 9, 2009
o	Third Amendment to Lease dated October 7, 2010
o	Fourth Amendment to Lease dated October 25, 2010
•	Gresham, Savage, Nolan & Tilden, LLP
o	Lease dated April 28, 2003
o	Addendum to Lease dated April 28, 2003
o	Acceptance of Premises dated March 31, 2004
o	First Amendment to Lease dated October 23, 2003
o	Second Amendment to Lease dated November 17, 2005
o	Third Amendment to Lease dated April 14, 2008
❖	Vanderbilt Plaza
•	Fidelity National Financial
o	Lease dated March 31, 2005
o	Addendum to Lease dated March 31, 2005
o	Assignment of Lease letter dated February 6, 2008
o	First Amendment to Lease dated December 22, 2009
o	Second Amendment to Lease dated April 15, 2013
•	KML Enterprises Career Development, LLC
o	Office Lease dated April 26, 2012

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 15 of 26

o	First Amendment to Lease dated September 12, 2012
•	New York Life Insurance Company
o	Lease dated July 29, 2004
o	Addendum to Lease dated July 29, 2004
o	First Amendment to Lease dated February 15, 2006
o	Second Amendment to Lease dated August 24, 2006
•	PB Americas, Inc.
o	Office Lease dated January 14, 2011
o	First Amendment to Lease dated April 15, 2011
•	The University of Phoenix
o	Office Space Lease dated November 4, 1997
o	Addendum to Lease dated November 4, 1997
o	Acceptance of Premises dated November 2, 1998
o	First Amendment to Lease dated January 8, 1999
o	Second Amendment to Lease dated May 21, 2002
o	Acceptance of Premises dated December 27, 2002
o	Third Amendment to Lease dated February 27, 2003
o	Fourth Amendment to Lease dated December 20, 2004
o	Fifth Amendment to Lease dated January 26, 2012
•	Wells Fargo Bank
o	Lease dated March 2, 2007
o	Addendum to Lease dated March 2, 2007
o	First Amendment to Lease dated August 7, 2008
o	Second Amendment to Lease dated April 20, 2012
•	OPERATING STATEMENTS
❖	Bally’s
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Brier
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Carnegie Business Center I
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Carnegie Business Center II
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 16 of 26

o	Operating Statement as of November 30, 2014
❖	Lakeside Tower
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	North River
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Northcourt Plaza
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	One Carnegie
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	One Parkside
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	One Vanderbilt
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Three Parkside
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Two Carnegie
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Two Parkside
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 17 of 26

o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
❖	Vanderbilt Plaza
o	Operating Statement as of December 31, 2011
o	Operating Statement as of December 31, 2012
o	Operating Statement as of December 31, 2013
o	Operating Statement as of November 30, 2014
•	PROPERTY CONDITION REPORTS
❖	Bally’s
o	Property Condition Assessment prepared by Marx Okubo dated [TO BE SENT]
❖	Brier
o	Property Condition Assessment prepared by Marx Okubo dated November 17, 2014
❖	Carnegie Business Center I
o	Property Condition Assessment prepared by Marx Okubo dated November 17, 2014
❖	Carnegie Business Center II
o	Property Condition Assessment prepared by Marx Okubo dated November 17, 2014
❖	Lakeside Tower
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014
❖	North River
o	Property Condition Assessment prepared by Marx Okubo dated November 17, 2014
❖	Northcourt Plaza
o	Property Condition Assessment prepared by Marx Okubo dated November 17, 2014
❖	One Carnegie
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014
❖	One Parkside
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014
❖	One Vanderbilt
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014
❖	Three Parkside
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014
❖	Two Carnegie
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 18 of 26

❖	Two Parkside
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014
❖	Vanderbilt Plaza
o	Property Condition Assessment prepared by Marx Okubo dated November 14, 2014
•	PROPERTY TAXES
❖	Ballys
o	Bally’s APN:0281-372-15 for period July 1, 2013 to June 30, 2014
o	Bally’s APN:0281-372-15 for period July 1, 2014 to June 30, 2015
❖	Brier
o	Brier Corp Center APN:0281-351-25 for period July 1, 2013 to June 30, 2014
o	Brier Corp Center APN:0281-351-25 for period July 1, 2014 to June 30, 2015
❖	Carnegie Business Center I
o	Carnegie Bus Ctr. I APN:0281-341-29 for period July 1, 2013 to June 30, 2014
o	Carnegie Bus Ctr. I APN:0281-341-29 for period July 1, 2014 to June 30, 2015
❖	Carnegie Business Center II
o	Carnegie Bus Ctr. II APN:0281-351-21 for period July 1, 2013 to June 30, 2014
o	Carnegie Bus Ctr. II APN:0281-351-21 for period July 1, 2014 to June 30, 2015
❖	Lakeside Tower
o	Lakeside APN:0281-372-13 for period July 1, 2013 to June 30, 2014
o	Lakeside APN:0281-372-13 for period July 1, 2014 to June 30, 2015
❖	North River
o	North River APN:0281-021-51 for period July 1, 2013 to June 30, 2014
o	North River APN:0281-021-51 for period July 1, 2014 to June 30, 2015
❖	Northcourt Plaza
o	Northcourt APN:0281-021-52 for period July 1, 2013 to June 30, 2014
o	Northcourt APN:0281-021-52 for period July 1, 2014 to June 30, 2015
❖	One Carnegie
o	One Carnegie APN:0281-341-12 for period July 1, 2013 to June 30, 2014
o	One Carnegie APN:0281-341-12 for period July 1, 2014 to June 30, 2015
❖	One Parkside
o	One Parkside APN:0281-372-08 for period July 1, 2013 to June 30, 2014
o	One Parkside APN:0281-372-08 for period July 1, 2014 to June 30, 2015
❖	One Vanderbilt
o	One Vanderbilt APN:0281-372-01 for period July 1, 2013 to June 30, 2014
o	One Vanderbilt APN:0281-372-01 for period July 1, 2014 to June 30, 2015
❖	Three Parkside
o	Three Parkside APN:0281-372-21 for period July 1, 2013 to June 30, 2014
o	Three Parkside APN:0281-372-21 for period July 1, 2014 to June 30, 2015
❖	Two Carnegie
o	Two Carnegie APN:0281-341-13 for period July 1, 2013 to June 30, 2014
o	Two Carnegie APN:0281-341-13 for period July 1, 2014 to June 30, 2015
❖	Two Parkside
o	Two Parkside APN:0281-372-20 for period July 1, 2013 to June 30, 2014

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 19 of 26

o	Two Parkside APN:0281-372-20 for period July 1, 2014 to June 30, 2015
❖	Vanderbilt Plaza
o	Vanderbilt APN:0281-372-05 for period July 1, 2013 to June 30, 2014
o	Vanderbilt APN:0281-372-05 for period July 1, 2014 to June 30, 2015
❖	Associations
o	Association 1 APN:0281-372-06 for period July 1, 2013 to June 30, 2014
o	Association 1 APN:0281-372-06 for period July 1, 2014 to June 30, 2015
o	Association 2 APN:0281-021-53 for period July 1, 2013 to June 30, 2014
o	Association 2 APN:0281-021-53 for period July 1, 2014 to June 30, 2015
o	Association 4 APN:0281-372-22 for period July 1, 2013 to June 30, 2014
o	Association 4 APN:0281-372-22 for period July 1, 2014 to June 30, 2015
o	Association 4 APN:0281-372-19 for period July 1, 2013 to June 30, 2014
o	Association 4 APN:0281-372-19 for period July 1, 2014 to June 30, 2015
o	Association 6 APN: 0281-371-76 for period July 1, 2013 to June 30, 2014
o	Association 6 APN: 0281-371-76 for period July 1, 2014 to June 30, 2015
o	Association 6 APN: 0281-371-60 for period July 1, 2013 to June 30, 2014
o	Association 6 APN: 0281-371-60 for period July 1, 2014 to June 30, 2015
o	Association 6 APN: 0281-371-70 for period July 1, 2013 to June 30, 2014
o	Association 6 APN: 0281-371-70 for period July 1, 2014 to June 30, 2015
o	Association 7 APN: 0281-371-77 for period July 1, 2013 to June 30, 2014
o	Association 7 APN: 0281-371-77 for period July 1, 2014 to June 30, 2015
❖	Land Pads
o	East Lake Restaurant APN:0281-372-24 for period July 1, 2013 to June 30, 2014
o	East Lake Restaurant APN:0281-372-24 for period July 1, 2014 to June 30, 2015
o	West Lake Office APN:0281-372-11 for period July 1, 2013 to June 30, 2014
o	West Lake Office APN:0281-372-11 for period July 1, 2014 to June 30, 2015
o	Lake APN:0281-372-14 for period July 1, 2013 to June 30, 2014
o	Lake APN:0281-372-14 for period July 1, 2014 to June 30, 2015
o	East Lakeside Tower APN:0281-372-23 for period July 1, 2013 to June 30, 2014
o	East Lakeside Tower APN:0281-372-23 for period July 1, 2014 to June 30, 2015
o	West Lakeside Tower APN:0281-372-12 for period July 1, 2013 to June 30, 2014
o	West Lakeside Tower APN:0281-372-12 for period July 1, 2014 to June 30, 2015
o	West/East Lakeside Tower Pkg APN:0281-372-09 for period July 1, 2013 to June 30, 2014
o	West/East Lakeside Tower Pkg APN:0281-372-09 for period July 1, 2014 to June 30, 2015
•	RE TAX APPEALS
o	2013 Assessment Appeal Receipt-Briad Corporate Center
o	2013 Assessment Appeal Receipt-Carnegie Business Center I
o	2013 Assessment Appeal Receipt-Carnegie Business Center II
o	2013 Assessment Appeal Receipt-Carnegie Parking (0281-372-19)
o	2013 Assessment Appeal Receipt-Carnegie Parking (0281-372-22)
o	2013 Assessment Appeal Receipt-East Lakeside Tower Land
o	2013 Assessment Appeal Receipt-Lakeside Tower

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 20 of 26

o	2013 Assessment Appeal Receipt-North River Place (0281-021-53)
o	2013 Assessment Appeal Receipt-North River Place (0281-021-51)
o	2013 Assessment Appeal Receipt-Northcourt Plaza
o	2013 Assessment Appeal Receipt-One Carnegie Plaza
o	2013 Assessment Appeal Receipt-One Parkside
o	2013 Assessment Appeal Receipt-One Vanderbilt
o	2013 Assessment Appeal Receipt-The Lake
o	2013 Assessment Appeal Receipt-Three Parkside
o	2013 Assessment Appeal Receipt-Two Carnegie Plaza
o	2013 Assessment Appeal Receipt-Two Parkside
o	2013 Assessment Appeal Receipt-Vanderbilt Court Parking
o	2013 Assessment Appeal Receipt-Vanderbilt Plaza
o	2013 Assessment Appeal Receipt-West Lake Office
o	2013 Assessment Appeal Receipt-West Lakeside Tower Land
o	2013 Assessment Appeal Receipt0West-East Lakeside Tower Parking
o	2014 Appeal Application-Brier Corporate Center
o	2014 Appeal Application-Carnegie Business Center I
o	2014 Appeal Application-Carnegie Business Center II
o	2014 Appeal Application-Carnegie Parking
o	2014 Appeal Application-East/West Lakeside Tower
o	2014 Appeal Application-Lakeside Tower
o	2014 Appeal Application-North River Place
o	2014 Appeal Application-Northcourt Plaza
o	2014 Appeal Application-One Carnegie Plaza
o	2014 Appeal Application One Parkside
o	2014 Appeal Application One Vanderbilt
o	2014 Appeal Application The Lake
o	2014 Appeal Application Three Parkside
o	2014 Appeal Application Two Carnegie Plaza
o	2014 Appeal Application Two Parkside
o	2014 Appeal Application Vanderbilt Court Parking
o	2014 Appeal Application Vanderbilt Plaza
o	2014 Appeal Application West Lake office Pad
•	RENT ROLLS
o	Rent Roll dated December 1, 2014
•	SERVICE CONTRACTS
o	Landscaping-Valley Crest Landscape Maintenance
o	Fire Sprinkler and Fire Detection-Simplex-Brier Corporate
o	Fire Sprinkler and Fire Detection-Simplex-Lakeside Tower
o	Fire Sprinkler and Fire Detection-Simplex-North River
o	Fire Sprinkler and Fire Detection-Simplex-Northcourt
o	Fire Sprinkler and Fire Detection-Simplex-One Parkside
o	Fire Sprinkler and Fire Detection-Simplex-Two Parkside
o	Fire Sprinkler and Fire Detection-Simplex-Vanderbilt Plaza

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 21 of 26

o	Fire Sprinkler and Fire Detection-Simplex-CBC I
o	Fire Sprinkler and Fire Detection-Simplex-CBC II (720)
o	Fire Sprinkler and Fire Detection-Simplex-CBC II (732)
o	HVAC-Ontario Refrigeration-One Vanderbilt
o	HVAC-Ontario Refrigeration-Vanderbilt Plaza
o	HVAC-Ontario Refrigeration-Three Parkside
o	HVAC-Ontario Refrigeration-Two Parkside
o	HVAC-Ontario Refrigeration-One Parkside
o	HVAC-Ontario Refrigeration-One Carnegie 621 Carnegie
o	HVAC-Ontario Refrigeration-One Carnegie 625 Carnegie
o	HVAC-Ontario Refrigeration-636 E Brier
o	HVAC-Ontario Refrigeration-650 E Hospitality-Joy Fans
o	HVAC-Ontario Refrigeration-650 E Hospitality
o	HVAC-Ontario Refrigeration-North River
o	HVAC-Ontario Refrigeration-Two Carnegie
o	HVAC-Ontario Refrigeration-Carnegie Business Center II
o	HVAC-Ontario Refrigeration-Brier Corporate
o	Pest Control-Compass Pest Management
o	Security-Universal Protection Service
o	Security-Kastle Systems-One Vanderbilt
o	Security-Kastle Systems-One Carnegie (621)
o	Security-Kastle Systems-One Carnegie (625)
o	Security-Kastle Systems-North River
o	Security-Kastle Systems-Two Carnegie
o	Elevator-Thyssen-One Vanderbilt
o	Elevator-Mitsubishi-Vanderbilt Plaza
o	Elevator-Thyssen-Three Parkside
o	Elevator-Mitsubishi-Two Parkside
o	Elevator-Mitsubishi-One Parkside
o	Elevator-Thyssen-National Agreement
o	Elevator-Mitsubishi-Lakeside Tower
o	Elevator-Schindler-North River
o	Elevator-Mitsubishi-Two Carnegie
o	Elevator-Mitsubishi-Brier
o	Janitorial-Universal Building Maintenance-Portfolio
o	Engineering Services-ABM Engineering
o	Demand Response-EnerNoc-One Vanderbilt
o	Demand Response-EnerNoc-Vanderbilt Plaza
o	Demand Response-EnerNoc-Two Parkside
o	Demand Response-EnerNoc-One Parkside
o	Demand Response-EnerNoc-One Carnegie
o	Demand Response-EnerNoc-Lakeside Tower
o	Demand Response-EnerNoc-Northcourt
o	Demand Response-EnerNoc-Two Carnegie

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 22 of 26

o	Demand Response-EnerNoc-Brier Corporate Center

•	TITLE REPORTS
❖	Bally’s
o	Preliminary title report for APN:0281-372-15 prepared by Chicago Title dated June 4, 2014
o	First Amended Preliminary title report for APN:0281-372-15 prepared by Chicago Title dated December 23, 2014
❖	Brier
o	Preliminary title report for APN:0281-351-25 prepared by Chicago Title dated May 30, 2014
o	First Amended Preliminary title report for APN:0281-351-25 prepared by Chicago Title dated December 23, 2014
❖	Carnegie Business Center I
o	Preliminary title report for APN:0281-341-29 prepared by Chicago Title dated May 29, 2014
o	First Amended Preliminary title report for APN:0281-341-29 prepared by Chicago Title dated December 23, 2014
❖	Carnegie Business Center II
o	Preliminary title report for APN:0281-351-21 prepared by Chicago Title dated June 5, 2014
o	First Amended Preliminary title report for APN:0281-351-21 prepared by Chicago Title dated December 23, 2014
❖	Lakeside Tower
o	Preliminary title report for APN:0281-372-13 prepared by Chicago Title dated June 4, 2014
o	First Amended Preliminary title report for APN:0281-372-13 prepared by Chicago Title dated December 23, 2014
❖	North River
o	Preliminary title report for APN:0281-021-51 prepared by Chicago Title dated May 29, 2014
o	First Amended Preliminary title report for APN:0281-021-51 prepared by Chicago Title dated December 23, 2014
❖	Northcourt Plaza
o	Preliminary title report for APN:0281-021-52 prepared by Chicago Title dated May 29, 2014
o	First Amended Preliminary title report for APN:0281-021-52 prepared by Chicago Title dated December 23, 2014
❖	One Carnegie
o	Preliminary title report for APN:0281-341-12 prepared by Chicago Title dated May 28, 2014
o	First Amended Preliminary title report for APN:0281-341-12 prepared by Chicago Title dated December 23, 2014

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 23 of 26

❖	One Parkside
o	Preliminary title report for APN:0281-372-08 prepared by Chicago Title dated June 5, 2014
o	First Amended Preliminary title report for APN:0281-372-08 prepared by Chicago Title dated December 23, 2014
❖	One Vanderbilt
o	Preliminary title report for APN:0281-372-01 prepared by Chicago Title dated June 4, 2014
o	First Amended Preliminary title report for APN:0281-372-01 prepared by Chicago Title dated December 23, 2014
❖	Three Parkside
o	Preliminary title report for APN:0281-372-21 prepared by Chicago Title dated July 25, 2014
o	First Amended Preliminary title report for APN:0281-372-21 prepared by Chicago Title dated December 23, 2014
❖	Two Carnegie
o	Preliminary title report for APN:0281-341-13 prepared by Chicago Title dated June 5, 2014
o	First Amended Preliminary title report for APN:0281-341-13 prepared by Chicago Title dated December 23, 2014
❖	Two Parkside
o	Preliminary title report for APN:0281-372-20 prepared by Chicago Title dated July 23, 2014
o	First Amended Preliminary title report for APN:0281-372-20 prepared by Chicago Title dated December 23, 2014
❖	Vanderbilt Plaza
o	Preliminary title report for APN:0281-372-05 prepared by Chicago Title dated June 4 2014
o	First Amended Preliminary title report for APN:0281-372-05 prepared by Chicago Title dated December 23 2014
❖	Associations
o	Association 1 APN:0281-372-06 preliminary title report dated June 19, 2014
o	Association 2 APN:0281-021-53 preliminary title report dated May 29, 2014
o	Association 4 APN:0281-372-22 preliminary title report dated August 5, 2014
o	Association 4 APN:0281-372-19 preliminary title report dated August 8, 2014
o	Association 6 APN: 0281-371-76 preliminary title report dated July 2, 2014
o	Association 6 APN: 0281-371-60 preliminary title report dated July 10, 2014
o	Association 6 APN: 0281-371-70 preliminary title report dated July 15, 2014
o	Association 7 APN: 0281-371-77 preliminary title report dated May 30, 2014
❖	Land
o	East Lake Restaurant APN:0281-372-24 Preliminary title report dated July 21, 2014
o	East Lake Restaurant APN:0281-372-24 First Amended Preliminary title report dated December 23, 2014
o	West Lake Office APN:0281-372-11 Preliminary title report dated July 30, 2014

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 24 of 26

o	West Lake Office APN:0281-372-11 First Amended Preliminary title report dated December 23, 2014
o	Lake APN:0281-372-14 Preliminary title report dated August 6, 2014
o	Lake APN:0281-372-14 First Amended Preliminary title report dated December 23, 2014
o	East Lakeside Tower APN:0281-372-23 Preliminary title report dated July 31, 2014
o	East Lakeside Tower APN:0281-372-23 First Amended Preliminary title report dated December 23, 2014
o	West Lakeside Tower APN:0281-372-12 Preliminary title report dated August 1, 2014
o	West Lakeside Tower APN:0281-372-12 First Amended Preliminary title report dated December 23, 2014
o	West/East Lakeside Tower Parking APN:0281-372-09 Preliminary title report dated August 5, 2014
o	West/East Lakeside Tower Parking APN:0281-372-09 First Amended Preliminary title report dated December 23, 2014
•	WARRANTIES
❖	Lakeside Tower
o	CentiMark-Main roof limited roof warranty dated March 19, 2008, 10 year length
o	CentiMark-Upper roof limited roof warranty dated March 19, 2008, 10 year length
o	CentiMark-Eq well limited roof warranty dated March 19, 2008, 10 year length
❖	Bally’s
o	CentiMark-Main roof limited roof warranty dated July 20, 2010, 20 year length
o	CentiMark-Entry roof limited roof warranty dated July 20, 2010, 20 year length

•	OTHER
o	Organizational Chart of Property Management and Engineering with resumes
o	Misc Tenant Billings-Calendar Year 2014
o	Natural Hazard Disclosure Reports prepared by Disclosure Source
o	Tenant Certificates of Insurance
o	Tenant Contact Information
o	Property Emergency Procedure Manuals
o	Office Equipment Lease-Pitney Bowes
o	Vendor Insurance Certificates
o	Window Washing Suspension Equipment Certificate of Inspection and Test-Lakeside
•	INSURANCE
o	Evidence of Property Insurance-Fund IV; DIC/Earthquake & Flood Coverage expiring August 23, 2015
o	Evidence of Property Insurance-Fund V; DIC/Earthquake & Flood Coverage expiring August 23, 2015
o	Evidence of Property Insurance-Fund IV & V; Property, boiler & machinery expiring January 1, 2016

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 25 of 26

o	Certificate of Liability Insurance-Fund IV & V; General Liability & Umbrella expiring January 1, 2016

Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 26 of 26

SCHEDULE 2-A

DESCRIPTION OF FUND IV LAND

“Vanderbilt Plaza” located at 451 E. Vanderbilt Way

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: APN 0281-372-05

THAT PORTION OF PARCEL 1 AND PARCEL A OF PARCEL MAP NO. 14126, IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 168 OF PARCEL MAPS, PAGES 46 AND 47, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT 1:

COMMENCING AT THE EASTERLY TERMINUS OF THAT CERTAIN COURSE SHOWN AS “S 89° 44’ 11 E. 802.40’” ON THE NORTHERLY LINE OF PARCEL “A” OF PM NO. 14126, IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 168, PAGES 46 AND 47 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND BEING FURTHER DESCRIBED AS FOLLOWS:

THENCE, ALONG SAID NORTHERLY LINE NORTH 89° 44’ 11” WEST, 28.15 FEET;

THENCE, PERPENDICULAR TO SAID NORTH LINE, SOUTH 00° 15’ 49” WEST, 22.49 FEET TO THE POINT OF BEGINNING.

THENCE SOUTH 84° 46’ 18” EAST, 174.00 FEET;

THENCE SOUTH 39° 46’ 18” EAST, 52.09 FEET;

THENCE SOUTH 05° 13’ 42” WEST, 174.00 FEET;

THENCE NORTH 84° 46’ 18” WEST, 116.00 FEET;

THENCE NORTH 05° 13’ 42” EAST, 56.50 FEET;

THENCE NORTH 39° 46’ 18” WEST, 54.21 FEET;

NORTH 84° 46’ 18” WEST, 56.50 FEET;

THENCE NORTH 05° 13’ 42” EAST, 116.00 FEET TO THE POINT OF BEGINNING.

SAID DESCRIPTION WAS CREATED BY THAT CERTAIN CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT NO. 03-010, RECORDED SEPTEMBER 28, 2004 AS INSTRUMENT NO. 705900, OFFICIAL RECORDS.

EXCEPTING THEREFROM THE SIDEWALKS, SEWERS, STORM DRAINS, WATER MAINS, CURBS, GUTTERS, PAVING, ELECTROLLERS, STREET LIGHTS, STREET NAME SIGNS, TRAFFIC SIGNALS AND ALL APPURTENANCES AND APPURTENANT IMPROVEMENTS AND RIGHTS (COLLECTIVELY, THE “IMPROVEMENTS”) WITHIN ASSESSMENT DISTRICT NO. 961 IN THE CITY OF SAN BERNARDINO, CALIFORNIA, WHICH ASSESSMENT DISTRICT IS SHOWN AND DESCRIBED IN THE ASSESSMENT DIAGRAM FOR ASSESSMENT DISTRICT NO. 961, RECORDED FEBRUARY 6, 1985 IN BOOK 31 OF ASSESSMENT DISTRICT MAPS, PAGES 64, 65 AND 66, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, AS DESCRIBED IN THE DEED TO THE CITY OF SAN BERNARDINO, RECORDED APRIL 11, 1985 AS INSTRUMENT NO. 85-085510, OFFICIAL RECORDS.

Purchase and Sale Agreement Schedule 2-A – Description of Land – Fund IV Properties Page 1 of 5

PARCEL A-1:

ALL EASEMENTS, CONCERNING PARCELS 1 THROUGH 7, AND PARCEL A OF PARCEL MAP 12054 IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 151 OF PARCEL MAPS, PAGES 90 AND 91, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA, THAT ARE APPURTENANT TO THE REAL PROPERTY DESCRIBED IN PARCEL “A” ABOVE, INCLUDING WITHOUT LIMITATION A RECIPROCAL EASEMENT FOR ACCESS, PARKING AND PEDESTRIAN TRAFFIC AS ESTABLISHED BY DOCUMENT ENTITLED “MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 – VANDERBILT WAY, TRI-CITY CORPORATE CENTRE”, RECORDED ON AUGUST 23, 1990 AS INSTRUMENT NO. 90-337212, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA, AND ALL EASEMENTS AND RIGHTS CREATED OR GRANTED BY ANY OF THE FOLLOWING INSTRUMENTS:

THAT CERTAIN FIRST AMENDMENT OF MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 – VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED SEPTEMBER 28, 1990 AND RECORDED ON OCTOBER 17, 1990 AS INSTRUMENT NO. 90-413184 IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA;

THAT CERTAIN SECOND AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 – VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED DECEMBER 12, 1990 AND RECORDED ON DECEMBER 12, 1990 AS INSTRUMENT NO. 90-489275, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA;

THAT CERTAIN THIRD AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 – VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED OCTOBER 28, 1994 AND RECORDED ON NOVEMBER 1, 1994 AS INSTRUMENT NO. 94-442690 IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA.

THAT CERTAIN FOURTH AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 – VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED FEBRUARY 24, 1995 AND RECORDED ON MARCH 17, 1995 AS INSTRUMENT NO. 95-82135, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA.

THAT CERTAIN FIFTH AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK 1 – VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED MARCH 18, 2002 AND RECORDED MARCH 20, 2002 AS INSTRUMENT NO. 02-138922, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA.

“Northcourt Plaza” located at 674 E. Brier Drive

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: APN 0281-021-52

THOSE PORTIONS OF PARCELS 1 AND 3 OF PARCEL MAP NO. 14704, IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 177, PAGES 17 AND 18 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

Purchase and Sale Agreement Schedule 2-A – Description of Land Page 2 of 5

COMMENCING AT THE MOST EASTERLY SOUTHEAST CORNER OF SAID PARCEL MAP NO. 14704, SAID CORNER BEING ON THE NORTHERLY LINE OF BRIER DRIVE (86.00 FEET WIDE);

THENCE ALONG THE MOST EASTERLY LINE OF SAID PARCEL MAP NO. 14704, NORTH 00° 01' 01" WEST, 35.36 FEET; THENCE SOUTH 89° 50' 26" WEST, 193.97 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 67° 50' 26" WEST, 75.50 FEET; THENCE SOUTH 60° 50' 26" WEST, 74.50 FEET; THENCE NORTH 40° 39' 34" WEST, 117.88 FEET; THENCE NORTH 48° 39' 34" WEST, 27.77 FEET; THENCE NORTH 41° 20' 26" EAST, 263.50 FEET; THENCE NORTH 48° 39' 34" WEST, 15.50 FEET; THENCE NORTH 41° 20' 26" EAST, 115.17 FEET; THENCE SOUTH 48° 39' 34" EAST, 15.50 FEET; THENCE NORTH 41° 20' 26" EAST, 21.34 FEET; THENCE SOUTH 48° 39' 34" EAST, 29.09 FEET; THENCE NORTH 89° 50' 26" EAST, 71.21 FEET; THENCE SOUTH 00° 09' 34" EAST, 63.00 FEET; THENCE SOUTH 48° 39' 34" EAST, 27.50 FEET; THENCE SOUTH 41° 20' 26" WEST, 219.50 FEET TO THE INTERSECTION OF A LINE BEARING NORTH 00° 20' 26" EAST WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00° 20' 26" WEST, 78.33 FEET TO THE TRUE POINT OF BEGINNING.

SAID LAND IS SHOWN AS LOT 2 ON THE CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT, LLA 08-03, RECORDED DECEMBER 10, 2009 AS INSTRUMENT NO. 2009-0549698, OF OFFICIAL RECORDS.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND PARKING, AS CREATED BY THAT CERTAIN “NOTICE OF MAJOR BLOCK DECLARATION-BLOCK 2 (CCR’S) DATED AS OF MAY 11, 2006 AND RECORDED JUNE 21, 2006 AS INSTRUMENT NO. 2006-422642, OF OFFICIAL RECORDS.

“North River” located at 658 E. Brier Drive

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: APN 0281-021-51

THOSE PORTIONS OF PARCELS 2 AND 3 OF PARCEL MAP NO. 14704, IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 177, PAGES 17 AND 18 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST EASTERLY SOUTHEAST CORNER OF SAID PARCEL MAP NO. 14704, SAID CORNER BEING ON THE NORTHERLY LINE OF BRIER DRIVE (86.00 FEET WIDE); THENCE ALONG THE MOST EASTERLY LINE OF SAID PARCEL MAP NO. 14704, NORTH 00° 01' 01" WEST, 614.00 FEET; THENCE AT RIGHT ANGLES, SOUTH 89° 58' 59" WEST, 39.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE PARALLEL WITH SAID EASTERLY LINE, SOUTH 00° 01' 01" EAST, 204.00 FEET; THENCE AT RIGHT ANGLES, SOUTH 89° 58' 59" WEST, 191.00 FEET; THENCE PARALLEL WITH SAID EASTERLY LINE, NORTH 00° 01' 01" WEST, 204.00 FEET; THENCE AT RIGHT ANGLES, NORTH 89° 58' 59" EAST, 191.00 FEET TO THE TRUE POINT OF BEGINNING.

Purchase and Sale Agreement Schedule 2-A – Description of Land Page 3 of 5

SAID LAND IS SHOWN AS LOT 1 ON THE CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT, LLA 08-03, RECORDED DECEMBER 10, 2009 AS INSTRUMENT NO. 2009-0549698, OF OFFICIAL RECORDS.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND PARKING, AS CREATED BY THAT CERTAIN “NOTICE OF MAJOR BLOCK DECLARATION-BLOCK 2 (CCR’S) DATED AS OF MAY 11, 2006 AND RECORDED JUNE 21, 2006 AS INSTRUMENT NO. 2006-422642, OF OFFICIAL RECORDS.

“Carnegie Business Center I” located at 630-636 E. Brier Drive

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: APN 281-341-29

THOSE PORTIONS OF LOTS 33 AND 34 OF TRACT NO. 12034, IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 168, PAGES 75 THROUGH 87, INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST EASTERLY SOUTHEAST CORNER OF PARCEL MAP NO. 14704, AS PER MAP RECORDED IN BOOK 177, PAGES 17 AND 18 OF PARCEL MAPS, IN THE OFFICE OF SAID COUNTY RECORDER, SAID SOUTHEAST CORNER BEING ON THE NORTHERLY LINE OF BRIER DRIVE (86.00 FEET WIDE);

THENCE ALONG THE MOST EASTERLY LINE OF SAID PARCEL MAP NO. 14704, NORTH 00° 01' 01" WEST, 35.36 FEET; THENCE SOUTH 89° 50' 26" WEST, 193.97 FEET; THENCE SOUTH 67° 50' 26" WEST, 75.50 FEET; THENCE SOUTH 60° 50' 26" WEST, 74.50 FEET; THENCE SOUTH 44° 42' 33" WEST, 185.64 FEET TO THE TRUE POINT OF BEGINNING;

THENCE NORTH 89° 57' 02" WEST, 60.04 FEET; THENCE SOUTH 00° 02' 58" WEST, 83.30 FEET; THENCE NORTH 89° 57' 52" WEST, 20.51 FEET; THENCE SOUTH 00° 02' 58" WEST, 36.92 FEET; THENCE NORTH 89° 57' 02" WEST, 59.83 FEET; THENCE SOUTH 00° 02' 58" WEST, 39.93 FEET; THENCE SOUTH 89° 57' 02" EAST, 19.88 FEET; THENCE SOUTH 00° 02' 58" WEST, 120.71 FEET; THENCE NORTH 89° 57' 02" WEST, 19.89 FEET; THENCE SOUTH 00° 02' 58" WEST, 79.47 FEET; THENCE NORTH 89° 57' 02" WEST, 19.83 FEET; THENCE SOUTH 00° 02' 58" WEST, 59.83 FEET; THENCE NORTH 89° 57' 02" WEST, 59.84 FEET; THENCE SOUTH 00° 02' 58" WEST, 20.09 FEET; THENCE NORTH 89° 57' 02" WEST, 120.12 FEET; THENCE NORTH 00° 02' 58" EAST, 119.99 FEET; THENCE SOUTH 89° 57' 02" EAST, 79.83 FEET; THENCE NORTH 00° 02' 58" EAST, 219.93 FEET; THENCE SOUTH 89° 57' 02" EAST, 59.66 FEET; THENCE NORTH 00° 02' 58" EAST, 100.09 FEET; THENCE NORTH 89° 57' 02" WEST, 139.89 FEET; THENCE NORTH 00° 02' 58" EAST, 119.95 FEET; THENCE SOUTH 89° 57' 02" EAST, 340.58 FEET TO THE INTERSECTION OF A LINE BEARING NORTH 00° 02' 58" EAST WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE SOUTH 00° 02' 58" WEST, 119.70 FEET TO THE TRUE POINT OF BEGINNING.

Purchase and Sale Agreement Schedule 2-A – Description of Land Page 4 of 5

SAID LAND IS SHOWN AS LOT 3 ON THE CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT, LLA 08-03, RECORDED DECEMBER 10, 2009 AS INSTRUMENT NO. 2009-0549698, OF OFFICIAL RECORDS.

PARCEL B:

RECIPROCAL APPURTENANT EASEMENTS FOR THE USE AND BENEFIT OF THE RESPECTIVE PARCELS SERVED, AS DOMINANT TENEMENTS, ON, UNDER AND ACROSS THE PARCELS BURDENED THEREBY, AS SERVIENT TENEMENTS, FOR INGRESS AND EGRESS FOR INSTALLATION, MAINTENANCE AND REPAIR OF UTILITY FACILITIES, INCLUDING TELEPHONE LINES, SEWER AND DRAINAGE PIPES, WATER AND SPRINKLER SYSTEMS, LINES, CONDUITS AND CULVERTS, AND UTILITY METERS. THE SPECIFIC LOCATION OF EACH SUCH UTILITY FACILITY SHALL BE DETERMINED BY THE PHYSICAL LOCATION OF THE IMPROVEMENTS THEREON AND THEREUNDER INSTALLED, CONSTRUCTED AND COMPLETED AT THE TIME OF THE FIRST CONVEYANCE OF EACH RESPECTIVE SERVIENT TENEMENT AS THE SAME ARE CREATED IN THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF TRI-CITY CORPORATE CENTRE, RECORDED DECEMBER 10, 1987 AS INSTRUMENT NO. 87-433972, OFFICIAL RECORDS.

AND THE MODIFICATIONS THERETO, RECORDED JANUARY 8, 1991 AS INSTRUMENT NO. 91-007218; JANUARY 14, 1992 AS INSTRUMENT NO. 92-013837 AND OCTOBER 16, 1992 AS INSTRUMENT NO. 92-430716, ALL OF OFFICIAL RECORDS.

PARCEL C:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND PARKING, AS CREATED BY THAT CERTAIN “NOTICE OF MAJOR BLOCK DECLARATION-BLOCK 2 (CCR’S) DATED AS OF MAY 11, 2006 AND RECORDED JUNE 21, 2006 AS INSTRUMENT NO. 2006-422642, OF OFFICIAL RECORDS.

Purchase and Sale Agreement Schedule 2-A – Description of Land Page 5 of 5

SCHEDULE 2-B

DESCRIPTION OF FUND IV SUBSIDIARY LAND

“One Vanderbilt Way” located at 301 E. Vanderbilt Way

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: (APN 281-372-01)

PARCEL 1 OF PARCEL MAP NO. 12054, IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 151 OF PARCEL MAPS, PAGES 90 AND 91, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM THE SIDEWALKS, SEWERS, STORM DRAINS, WATER MAINS, CURBS, GUTTERS, PAVING, ELECTROLLERS, STREET LIGHTS, STREET NAME SIGNS, TRAFFIC SIGNALS AND ALL APPURTENANCES AND APPURTENANT IMPROVEMENTS AND RIGHTS (COLLECTIVELY, THE "IMPROVEMENTS") WITHIN ASSESSMENT DISTRICT NO. 961 IN THE CITY OF SAN BERNARDINO, CALIFORNIA, WHICH ASSESSMENT DISTRICT IS SHOWN AND DESCRIBED IN THE ASSESSMENT DIAGRAM FOR ASSESSMENT DISTRICT NO. 961, RECORDED FEBRUARY 6, 1985 IN BOOK 31 OF ASSESSMENT DISTRICT MAPS, PAGES 64, 65 AND 66, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, AS DESCRIBED IN THE DEED TO THE CITY OF SAN BERNARDINO, RECORDED APRIL 11, 1985 AS INSTRUMENT NO. 85-085510, OFFICIAL RECORDS.

PARCEL A-1:

ALL EASEMENTS, CONCERNING PARCELS 1 THROUGH 7, AND PARCEL A OF PARCEL MAP 12054 IN THE CITY OF SAN BERNARDINO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 151 OF PARCEL MAPS, PAGES 90 AND 91, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA, THAT ARE APPURTENANT TO THE REAL PROPERTY DESCRIBED AS PARCEL "A" ABOVE, INCLUDING WITHOUT LIMITATION A RECIPROCAL EASEMENT FOR ACCESS, PARKING AND PEDESTRIAN TRAFFIC AS ESTABLISHED BY DOCUMENT ENTITLED "MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 - VANDERBILT WAY, TRI-CITY CORPORATE CENTRE," RECORDED ON AUGUST 23, 1990 AS INSTRUMENT NO. 90-337212 IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA, AND ALL EASEMENTS AND RIGHTS CREATED OR GRANTED BY ANY OF THE FOLLOWING INSTRUMENTS: THAT CERTAIN FIRST AMENDMENT OF MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 - VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED SEPTEMBER 28, 1990 AND RECORDED ON OCTOBER 17, 1990 AS INSTRUMENT NO. 90-413184 IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA; THAT CERTAIN SECOND AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 - VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED DECEMBER 12, 1990 AND RECORDED ON DECEMBER 12, 1990 AS INSTRUMENT NO. 90-489275, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA;

THAT CERTAIN THIRD AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 - VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED OCTOBER 28, 1994 AND RECORDED ON NOVEMBER 1, 1994 AS INSTRUMENT NO. 94-442690 IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA.

Purchase and Sale Agreement Schedule 2-B – Description of Land – Fund IV Subsidiary Property Page 1 of 2

THAT CERTAIN FOURTH AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK NO. 1 - VANDERBILT WAY, TRI-CITY CORPORATE CENTRE, DATED FEBRUARY 24, 1995 AND RECORDED ON MARCH 17, 1995 AS INSTRUMENT NO. 82135 IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA.

THAT CERTAIN FIFTH AMENDMENT TO MAJOR BLOCK DECLARATION, MAJOR BLOCK 1-VANDERBILT WAY TRI-CITY CORPORATE CENTRE, DATED MARCH 18, 2002 AS INSTRUMENT NO. 02-138922 IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, CALIFORNIA.

Purchase and Sale Agreement Schedule 2-B – Description of Land Page 2 of 2

SCHEDULE 3

ASSUMED SERVICE CONTRACTS

[ADD FOR EACH PROPERTY]

Purchase and Sale Agreement Schedule 3 – Assumed Service Contracts

SCHEDULE 4

ENVIRONMENTAL REPORTS

❖	Bally’s
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Bally’s Health Club, prepared by Millennium Consulting Associates, dated November 17, 2014
❖	Brier
o	Environmental Site Assessment prepared by AllWest dated November 4, 2004
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Carnegie Business Center I
o	Phase I Environmental Assessment prepared by Integrated Resources Management, Inc., dated May 15, 1995
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase I Environmental Site Assessment Report prepared by Hygienetics dated November 10, 2008
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Carnegie Business Center II
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8,1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Lakeside Tower
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 5,1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	North River
o	Expanded Phase I Environmental Site Assessment prepared by AECOM, dated January 27, 2011
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Northcourt Plaza
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8,1999
o	Expanded Phase I Environmental Site Assessment prepared by AECOM, dated January 31, 2011

Purchase and Sale Agreement Schedule 4 – Environmental Reports Page 1 of 3

o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	One Carnegie
o	Phase I Environmental Site Assessment prepared by EMCON Southwest, Inc., dated October 1991
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated February 12, 2003
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	One Parkside
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 5, 1999
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	One Vanderbilt
o	Environmental Site Assessment prepared by EMCON, dated September 1994
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 5, 1999
o	Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates dated May 30, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Three Parkside
❖	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Two Carnegie
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Two Parkside
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Selected Properties prepared by Millennium Consulting Associates, dated March 10, 2006
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	Vanderbilt Plaza
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 8, 1999
o	Phase I Environmental Site Assessment Report prepared by Hygienetics, dated June 4, 2008
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014

Purchase and Sale Agreement Schedule 4 – Environmental Reports Page 2 of 3

❖	Land Pads
❖	East Lake Restaurant Pad
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	West Lake Office Pad
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	East Lakeside Tower Pad
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	West Lakeside Tower Pad
o	Environmental Site Assessment prepared by AllWest, dated March 17, 2005
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014
❖	West/East Lakeside Tower Parking Lots
o	Phase I Site Assessment prepared by Pacific Southwest Group, dated November 9, 1999
o	Phase One Environmental Site Assessment Update Tri-City Corporate Centre-Multiple Properties, prepared by Millennium Consulting Associates, dated November 18, 2014

Purchase and Sale Agreement Schedule 4 – Environmental Reports Page 3 of 3

SCHEDULE 5

RENT ROLL AND SCHEDULE OF SECURITY DEPOSITS

Rent Roll Report as of December 1, 2014

One Carnegie Plaza

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
One Carnegie Plaza (P1CARNEG/)																								
Michael Brandman Associates	LMICHBR01	621-100	6,223	6,223	5,495	OPX	5.80 %	07/01/10	07/01/10	02/29/16	GLB	ACT	ACT	REN	BRE	03/01/14	02/28/15	$10,890.25	$21.00	BRE	07/01/10	$10,559.78	$20.36	$2,198
						OTX	5.80 %								BRE	07/01/10	02/29/16	$1,225.28	$2.36	BRE	03/01/11	$10,933.16	$21.08	
															F13	07/01/10	02/29/16	$10,878.25	$20.98	BRF	03/01/11	-$9,707.88	-$18.72	
															OPX	01/01/12	02/29/16	$0.00	$0.00	BRE	03/01/12	$11,306.54	$21.80	
															OPX	01/01/14	02/29/16	$49.42	$0.10	BRE	03/01/13	$11,742.15	$22.64	
															OTX	01/01/14	02/29/16	$29.41	$0.06	BRE	03/01/14	$12,115.53	$23.36	
															SGN	07/01/10	02/29/16	$100.00	$0.19	BRE	03/01/15	$12,551.14	$24.20	
Regal Medical Group, Inc.	LREGAME01	621-140	8,756	8,756	7,731			10/01/14	10/01/14	09/30/19	GLB	ACT	ACT	REN	BRE	10/01/14	09/30/15	$14,008.00	$19.20	BRE	10/01/14	$14,008.00	$19.20	$3,765
															BRF	10/01/14	12/31/14	-$14,008.00	-$19.20	BRF	10/01/14	-$14,008.00	-$19.20	
															F13	10/01/14	09/30/19	$14,173.68	$19.42	BRE	10/01/15	$14,428.24	$19.77	
																				BRE	10/01/16	$14,861.09	$20.37	
																				BRE	10/01/17	$15,306.92	$20.98	
																				BRE	10/01/18	$15,766.13	$21.61	
SynerMed	LSYNE//01	621-180	3,848	3,848	3,398	OPX	3.59 %	07/01/13	07/01/13	06/30/15	GLB	ACT	ACT	REN	BRE	07/01/14	06/30/15	$6,497.66	$20.26	BRE	07/01/13	$6,308.41	$19.67	$2,442
						OTX	3.59 %								F13	07/01/13	06/30/15	$6,403.04	$19.97	BRE	07/01/14	$6,497.66	$20.26	
															OPX	01/01/14	06/30/15	$210.76	$0.66					
															OTX	01/01/14	06/30/15	$24.36	$0.08					
Air Methods, Inc.	LAIR/ME01	621-205	2,223	2,223	1,963	OPX	2.07 %	05/01/10	07/01/12	01/31/15	GLB	ACT	ACT	REN	BRE	07/01/14	01/31/15	$4,646.02	$25.08	BRE	05/01/10	$4,008.81	$21.64	$45,686
															OPX	01/01/14	01/31/15	$88.37	$0.48	BRE	07/01/10	$4,129.23	$22.29	
																				BRE	07/01/11	$4,253.34	$22.96	
																				BRE	07/01/12	$4,379.31	$23.64	
																				BRE	07/01/13	$4,510.70	$24.35	
																				BRE	07/01/14	$4,646.02	$25.08	
Air Methods, Inc.	LAIR/ME01	621-210	5,942	5,942	5,247	OPX	5.54 %	11/01/08	07/01/12	01/31/15	GLB	ACT	ACT	REN	BRE	07/01/14	01/31/15	$12,418.63	$25.08	BRE	11/01/08	$10,403.45	$21.01	$45,686
															OPX	01/01/14	01/31/15	$236.51	$0.48	BRE	07/01/09	$10,715.41	$21.64	
																				BRE	07/01/10	$11,037.26	$22.29	
																				BRE	07/01/11	$11,369.03	$22.96	
																				BRE	07/01/12	$11,705.74	$23.64	
																				BRE	07/01/13	$12,056.91	$24.35	
																				BRE	07/01/14	$12,418.63	$25.08	
Inland Counties Pension Serv	LINLACO01	621-260	1,691	1,691	1,493	OPX	1.58 %	10/01/10	10/01/10	09/30/15	GLB	ACT	ACT	REN	BRE	10/01/14	09/30/15	$3,445.41	$24.45	BRE	10/01/10	$3,060.71	$21.72	$1,367
						OTX	1.58 %								F13	10/01/10	09/30/15	$3,249.82	$23.06	BRE	10/01/11	$3,152.31	$22.37	
															OPX	01/01/14	09/30/15	$13.46	$0.10	BRE	10/01/12	$3,246.72	$23.04	
															OTX	01/01/14	09/30/15	$8.01	$0.06	BRE	10/01/13	$3,343.95	$23.73	
																				BRE	10/01/14	$3,445.41	$24.45	
Air Methods, Inc.	LAIR/ME01	621-270	5,209	5,209	4,599	OPX	4.86 %	01/06/09	07/01/12	01/31/15	GLB	ACT	ACT	REN	BRE	02/01/14	01/31/15	$12,067.18	$27.80	BRE	01/06/09	$10,615.27	$24.45	$45,686
															BTI	10/01/09	01/31/15	$242.98	$0.56	BTI	10/01/09	$242.98	$0.56	
															OPX	01/01/14	01/31/15	$0.00	$0.00	BRE	12/01/09	$10,615.27	$24.45	
																				BRE	02/01/10	$10,888.75	$25.08	
																				BRE	02/01/11	$11,170.42	$25.73	
																				BRE	02/01/12	$11,460.55	$26.40	
																				BRE	02/01/13	$11,759.37	$27.09	
																				BRE	02/01/14	$12,067.18	$27.80	
Regal Medical Group, Inc.	LREGAME01	621-280	4,916	4,916	4,341			11/13/14	10/01/14	09/30/19	GLB	ACT	ACT	REN	BRE	11/13/14	09/30/15	$8,603.00	$21.00	BRE	11/13/14	$8,603.00	$21.00	$3,765
															BRF	12/01/14	01/31/15	-$8,603.00	-$21.00	BRF	12/01/14	-$8,603.00	-$21.00	
															F13	11/13/14	09/30/19	$8,853.99	$21.61	BRE	10/01/15	$8,861.09	$21.63	
																				BRE	10/01/16	$9,126.92	$22.28	
																				BRE	10/01/17	$9,400.73	$22.95	
																				BRE	10/01/18	$9,682.75	$23.64	
Wilson & Company, Inc.	LWILSCO01	625-100	5,668	5,668	5,005	OPX	5.28 %	01/01/12	08/01/15	07/31/15	GLB	ACT	ACT	NEW	BRE	01/01/14	12/31/14	$9,019.77	$19.10	BRE	01/01/12	$8,502.00	$18.00	$5,423
						OTX	5.28 %								F13	01/01/12	07/31/15	$8,450.57	$17.89	BRF	09/01/12	-$8,502.00	-$18.00	
															OPX	01/01/14	07/31/15	$70.17	$0.15	BRE	01/01/13	$8,757.06	$18.54	
															OTX	01/01/14	07/31/15	$29.57	$0.06	BRE	01/01/14	$9,019.77	$19.10	
																				BRE	01/01/15	$9,290.37	$19.67	
Wilson & Company, Inc. **	LWILSCO01	625-100	5,668	5,668	5,005			08/01/15	08/01/15	07/31/16	GLB	ACT	ACT	NEW						BRE	08/01/15	$9,635.60	$20.40	$5,423
Lawyers Title Company	LLAWYTI01	625-105	2,453	2,453	2,166			08/01/14	08/01/14	07/31/17	GLB	ACT	ACT	REN	BRE	08/01/14	07/31/15	$3,924.80	$19.20	BRE	08/01/14	$3,924.80	$19.20	
															F13	08/01/14	07/31/17	$3,938.43	$19.27	BRF	08/01/14	-$3,924.80	-$19.20	
																				BRE	08/01/15	$4,047.45	$19.80	
																				BRE	08/01/16	$4,170.10	$20.40	
Laughlin, Falbo, et al.	LLAUGFA01	625-120	4,941	4,941	4,362	OPX	4.61 %	12/01/12	12/01/12	01/31/16	GLB	ACT	ACT	REN	BRE	12/01/14	11/30/15	$8,124.65	$19.73	BRE	12/01/12	$7,658.55	$18.60	$10,655
						OTX	4.61 %								F13	12/01/12	01/31/16	$7,506.54	$18.23	BRF	04/01/13	-$7,658.55	-$18.60	
															OPX	01/01/14	01/31/16	$270.64	$0.66	BRE	12/01/13	$7,888.31	$19.16	
															OTX	01/01/14	01/31/16	$31.28	$0.08	BRF	04/01/14	-$7,888.31	-$19.16	
																				BRE	12/01/14	$8,124.65	$19.73	
																				BRE	12/01/15	$8,368.70	$20.32

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 1 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 2 of 21

Rent Roll Report as of December 1, 2014

One Parkside

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
One Parkside (P1PARKSI/)																								
Chicago Title Company	LCHICTI02	100	12,762	12,762	11,586	OPX	18.22 %	09/01/12	09/01/12	08/31/15	NSL	ACT	ACT	REN	BRE	09/01/14	08/31/15	$20,419.20	$19.20	BRE	09/01/12	$16,590.60	$15.60	$2,625
						OTX	18.22 %								F13	09/01/12	08/31/15	$18,504.90	$17.40	BRE	09/01/13	$18,504.90	$17.40	
															OPX	01/01/14	08/31/15	$658.08	$0.62	BRE	09/01/14	$20,419.20	$19.20	
															OTX	01/01/14	08/31/15	$59.47	$0.06					
Vacant		150	3,554		3,226																			
Vacant		200	16,627		15,966																			
HealthEssentials, LLC	LHEAL//01	300	2,890	2,890	2,623	OIN	3.52 %	05/30/12		09/30/15	GLB	ACT	ACT	NEW	BRE	06/01/14	05/31/15	$4,599.00	$19.10	BRE	05/30/12	$4,335.00	$18.00	$4,635
						OPX	3.52 %								F13	06/01/13	09/30/15	$4,064.38	$16.88	oSDA	06/01/12	$4,335.00	$18.00	
						OTX	3.52 %								OIN	01/01/14	09/30/15	$18.11	$0.08	BRF	07/01/12	-$4,335.00	-$18.00	
															OPX	01/01/14	09/30/15	$109.03	$0.45	BRE	06/01/13	$4,465.05	$18.54	
															OTX	01/01/14	09/30/15	$11.49	$0.05	BRE	06/01/14	$4,599.00	$19.10	
																				BRE	06/01/15	$4,736.97	$19.67	
Vacant		320	7,171		6,511																			
Chicago Title Company	LCHICTI06	350	2,558	2,558	2,322	OIN	3.65 %	09/26/14		09/30/17	GLB	ACT	ACT	NEW	BRE	09/26/14	09/30/15	$4,348.60	$20.40	BRE	09/26/14	$4,348.60	$20.40	
						OPX	3.65 %								F13	09/26/14	09/30/17	$4,355.67	$20.43	BRF	10/01/14	-$4,348.60	-$20.40	
						OTX	3.65 %													BRE	10/01/15	$4,476.50	$21.00	
																				BRE	10/01/16	$4,604.40	$21.60	
Corcoran Consulting Group	LCORCCO01	360	4,116	4,116	3,737			02/01/14	02/01/14	01/31/19	GLB	ACT	ACT	REN	BRE	02/01/14	01/31/15	$6,544.44	$19.08	BRE	02/01/14	$6,544.44	$19.08	$7,117
															F13	02/01/14	01/31/19	$6,611.93	$19.28	BRF	01/01/15	-$6,544.44	-$19.08	
															UTL	02/01/14	01/31/19	$51.69	$0.15	BRE	02/01/15	$6,740.77	$19.65	
																				BRF	01/01/16	-$6,740.77	-$19.65	
																				BRE	02/01/16	$6,943.00	$20.24	
																				BRF	01/01/17	-$6,943.00	-$20.24	
																				BRE	02/01/17	$7,151.29	$20.85	
																				BRE	02/01/18	$7,365.82	$21.47	
Chicago Title Company	LCHICTI02	370	1,860	1,860	1,689			05/08/14	09/01/12	08/31/15	NSL	ACT	ACT	REN	BRE	05/08/14	08/31/15	$2,280.00	$14.71	BRE	05/08/14	$2,280.00	$14.71	$2,625
															F13	05/08/14	08/31/15	$2,280.00	$14.71					
Advatech Pacific, Inc.	LADVAPA01	400	9,559	9,559	8,678	OPX	13.64 %	10/28/10		03/31/16	GLB	ACT	ACT	NEW	BRE	11/01/14	10/31/15	$16,672.49	$20.93	BRE	10/28/10	$14,816.45	$18.60	$17,481
						OTX	13.64 %								F13	10/28/10	03/31/16	$13,223.38	$16.60	BRF	11/01/10	-$14,816.45	-$18.60	
															OPX	01/01/14	03/31/16	$730.64	$0.92	oSDA	11/01/10	$17,166.37	$21.55	
															OTX	01/01/14	03/31/16	$84.25	$0.11	BRE	11/01/11	$15,262.54	$19.16	
																				BRF	11/01/11	-$15,262.54	-$19.16	
																				BRE	11/01/12	$15,716.59	$19.73	
																				BRE	11/01/13	$16,114.88	$20.23	
																				BRF	11/01/13	-$16,114.88	-$20.23	
																				BRE	11/01/14	$16,672.49	$20.93	
																				BRE	11/01/15	$17,166.37	$21.55	
Farmers Insurance Exchange	LFARMIN01	460	7,560	7,479	6,864	OIN	10.67 %	08/01/12		03/31/18	GLB	ACT	ACT	NEW	BRE	08/01/14	07/31/15	$15,472.24	$24.83	BRE	08/01/12	$14,584.05	$23.40	$75
						OPX	10.67 %								F13	08/01/12	03/31/18	$15,009.52	$24.08	BRF	08/01/12	-$14,584.05	-$23.40	
						OTX	10.67 %								OIN	01/01/14	03/31/18	$54.88	$0.09	BRE	08/01/13	$15,021.57	$24.10	
															OPX	01/01/14	03/31/18	$330.50	$0.53	BRE	08/01/14	$15,472.24	$24.83	
															OTX	01/01/14	03/31/18	$34.82	$0.06	BRE	08/01/15	$15,936.38	$25.57	
																				BRE	08/01/16	$16,414.47	$26.34	
																				BRE	08/01/17	$16,906.90	$27.13	
Vacant		470	1,411		1,281																			
Total for One Parkside			**70,068**	**41,224**	**64,483**																			**$31,934**
Grand Total for One Parkside			**70,068**	**41,224**	**64,483**																			**$31,934**

* Non-Statistical units are excluded from the above sub-totals and from the Occupancy/Vacancy Summary but are included in the Charge Summary.

** Future Lease

Occupancy / Vacancy Summary

	# Unit	% Unit	Unit SF	% Unit SF
Vacant	4	36.36%	28,763	41.05%
Occupied	7	63.64%	41,305	58.95%
Totals	**11**	**100.00%**	**70,068**	**100.00%**

Occupancy / Vacancy Summary for One Parkside
as of December 1, 2014

Vacant SF
Occupied SF

Charge Summary

Charge Type	Current Charges	Billed LSF	Billed LSF $/Month	Billed LSF $/Year
BRE	$70,336	41,224	$1.71	$20.47
F13	$64,050	41,224	$1.55	$18.64
OIN	$73	10,369	$0.01	$0.08
OPX	$1,828	32,690	$0.06	$0.67
OTX	$190	32,690	$0.01	$0.07
UTL	$52	4,116	$0.01	$0.15
Total	**$72,479**	**(Excluding F13 charges)**

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 3 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 4 of 21

Rent Roll Report as of December 1, 2014

Two Carnegie Plaza

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
Two Carnegie Plaza (P2CARNEG/)																								
Morongo Tribal TANF Program	LMOROTR01	100	3,758	3,758	3,304			03/01/14		01/31/15	NSL	MTM	ACT	NEW	BRE	03/01/14	01/31/15	$3,758.00	$12.00	BRE	03/01/14	$3,758.00	$12.00	
Morongo Tribal TANF Program	LMOROTR01	105	3,404	3,404	2,992			03/01/14		01/31/15	NSL	MTM	ACT	NEW	BRE	03/01/14	01/31/15	$3,404.00	$12.00	BRE	03/01/14	$3,404.00	$12.00	
Morongo Tribal TANF Program	LMOROTR01	110	1,285	1,285	1,130			03/01/14		01/31/15	NSL	MTM	ACT	NEW	BRE	03/01/14	01/31/15	$1,285.00	$12.00	BRE	03/01/14	$1,285.00	$12.00	
Jack Porter Insurance, Inc.	LJACKPO01	120	1,968	1,968	1,730	OIN	2.85 %	09/27/12		09/30/17	GLB	ACT	ACT	NEW	BRE	10/01/14	09/30/15	$3,027.39	$18.46	BRE	09/27/12	$2,853.60	$17.40	$3,212
						OPX	2.85 %								F13	09/27/12	09/30/17	$2,839.82	$17.32	BRF	11/01/12	-$2,853.60	-$17.40	
						OTX	2.85 %								OIN	01/01/14	09/30/17	$9.85	$0.06	BRE	10/01/13	$2,939.21	$17.92	
															OPX	01/01/14	09/30/17	$285.10	$1.74	BRE	10/01/14	$3,027.39	$18.46	
															OTX	01/01/14	09/30/17	$8.77	$0.05	BRE	10/01/15	$3,118.21	$19.01	
																				BRE	10/01/16	$3,211.76	$19.58	
Vacant		125	2,041		1,794																			
Kimco Services, Inc.	LKIMCSE01	126	1,276	1,276	1,122	OPX	1.85 %	09/01/12	09/01/12	08/31/15	GLB	ACT	ACT	REN	BRE	09/01/14	08/31/15	$1,962.87	$18.46	BRE	09/01/12	$1,850.20	$17.40	$2,558
						OTX	1.85 %								F13	09/01/12	08/31/15	$1,854.87	$17.44	BRF	09/01/12	-$1,850.20	-$17.40	
															OPX	01/01/14	08/31/15	$177.92	$1.67	BRE	09/01/13	$1,905.71	$17.92	
															OTX	01/01/14	08/31/15	$5.69	$0.05	BRE	09/01/14	$1,962.87	$18.46	
Morongo Tribal TANF Program	LMOROTR01	130	1,466	1,466	1,289			03/01/14		01/31/15	NSL	MTM	ACT	NEW	BRE	03/01/14	01/31/15	$1,466.00	$12.00	BRE	03/01/14	$1,466.00	$12.00	
Morongo Tribal TANF Program	LMOROTR01	135	1,764	1,764	1,551			03/01/14		01/31/15	NSL	MTM	ACT	NEW	BRE	03/01/14	01/31/15	$1,764.00	$12.00	BRE	03/01/14	$1,764.00	$12.00	
Ward & Ward, Atty at Law	LWARDWA0 1	140	1,734	1,734	1,524	OPX	2.51 %	10/01/13	10/01/13	09/30/16	NSL	ACT	ACT	REN	BRE	10/01/14	09/30/15	$2,500.43	$17.30	BRE	10/01/13	$2,427.60	$16.80	$1,646
						OTX	2.51 %								F13	10/01/13	09/30/16	$2,501.16	$17.31	BRE	10/01/14	$2,500.43	$17.30	
															OIN	01/01/14	09/30/16	$7.95	$0.06	BRE	10/01/15	$2,575.44	$17.82	
															OPX	01/01/14	09/30/16	$84.36	$0.58					
															OTX	01/01/14	09/30/16	$10.17	$0.07					
Dale Mann	LMANNDA01	150	1,295	1,295	1,138	OIN	1.88 %	06/17/13		08/31/16	GLB	ACT	ACT	NEW	BRE	07/01/14	06/30/15	$2,000.78	$18.54	BRE	06/17/13	$1,942.50	$18.00	$2,123
						OPX	1.88 %								F13	06/17/13	08/31/16	$1,905.95	$17.66	oSDA	06/17/13	$2,122.62	$19.67	
						OTX	1.88 %								OIN	01/01/14	08/31/16	$6.02	$0.06	BRF	08/01/13	-$1,942.50	-$18.00	
															OPX	01/01/14	08/31/16	$94.47	$0.88	BRE	07/01/14	$2,000.78	$18.54	
															OTX	01/01/14	08/31/16	$7.70	$0.07	BRE	07/01/15	$2,060.80	$19.10	
																				BRE	07/01/16	$2,122.62	$19.67	
Vacant		170	7,778		6,838																			
Vacant		180	3,563		3,132																			
Vacant		190	1,972		1,734																			
Vacant		200	3,126		2,733																			
Joseph E Henehan Financial Svc	LJOSEE/01	205	2,695	2,695	2,356			10/01/14	10/01/14	09/30/15	GLB	ACT	ACT	REN	BRE	10/01/14	09/30/15	$4,177.25	$18.60	BRE	10/01/14	$4,177.25	$18.60	$9,719
															BRO	10/01/14	09/30/15	$384.69	$1.71	BRO	10/01/14	$384.69	$1.71	
																				oSDA	10/01/14	-$4,000.00	-$17.81	
TSG Solutions, Inc.	LTSG/SO01	210	9,157	9,157	8,006	OIN	13.28 %	10/01/12		12/31/17	GLB	ACT	ACT	NEW	BRE	10/01/14	09/30/15	$14,571.99	$19.10	BRE	10/01/12	$16,291.50	$21.35	$6,843
						OPX	13.28 %								BTI	10/01/12	12/31/17	$1,874.18	$2.46	BTI	10/01/12	$1,874.18	$2.46	
						OTX	13.28 %								F13	10/01/12	12/31/17	$13,243.26	$17.35	BRF	11/01/12	-$13,735.50	-$18.00	
															OIN	01/01/14	12/31/17	$45.92	$0.06	BRE	07/01/13	$13,735.50	$18.00	
															OPX	01/01/14	12/31/17	$1,231.27	$1.61	BRE	10/01/13	$14,147.57	$18.54	
															OTX	01/01/14	12/31/17	$40.85	$0.05	BRF	10/01/13	-$14,147.57	-$18.54	
																				BRE	10/01/14	$14,571.99	$19.10	
																				BRE	10/01/15	$15,009.16	$19.67	
																				BRE	10/01/16	$15,459.46	$20.26	
																				BRE	10/01/17	$15,923.18	$20.87	
Vacant		218	1,704		1,489																			
LaSalle Medical Assoc., Inc.	LLASAME01	230	3,712	3,712	3,245	OPX	5.38 %	06/01/12	06/01/12	05/31/15	GLB	ACT	ACT	REN	BRE	06/01/14	05/31/15	$5,568.00	$18.00	BRE	06/01/12	$5,196.80	$16.80	$1,570
						OTX	13.28 %								F13	06/01/12	05/31/15	$5,382.40	$17.40	BRE	06/01/13	$5,382.40	$17.40	
															OPX	01/01/14	05/31/15	$533.96	$1.73	BRE	06/01/14	$5,568.00	$18.00	
Vacant		240	1,526		1,335																			
HomeServices of America, Inc.	LHOMEAM0 1	260	4,649	4,649	4,064			09/26/14		09/30/19	GLB	ACT	ACT	NEW	BRE	09/26/14	09/30/15	$6,973.50	$18.00	BRE	09/26/14	$6,973.50	$18.00	$7,849
															F13	09/26/14	09/30/19	$7,403.46	$19.11	oSDA	10/01/14	$7,848.74	$20.26	
																				BRE	10/01/15	$7,182.71	$18.54	
																				BRE	10/01/16	$7,398.19	$19.10	
																				BRE	10/01/17	$7,620.13	$19.67	
																				BRE	10/01/18	$7,848.74	$20.26	
Vacant		265	2,463		2,154																			
George Hills Company, Inc.	LGEORH001	270	3,242	3,242	2,834	OPX	4.70 %	01/27/12	02/01/12	01/31/15	GLB	ACT	ACT	REN	BRE	02/01/14	01/31/15	$4,987.17	$18.46	BRE	01/27/12	$4,700.90	$17.40	$9,691
						OTX	4.70 %								F13	01/27/12	01/31/15	$4,574.79	$16.93	BRF	07/01/12	-$4,700.90	-$17.40	
															OPX	01/01/14	01/31/15	$452.02	$1.67	BRE	02/01/13	$4,841.39	$17.92	
															OTX	01/01/14	01/31/15	$14.46	$0.05	BRE	02/01/14	$4,987.17	$18.46	
																				BRF	07/01/14	-$4,987.17	-$18.46

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 5 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 6 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 7 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 8 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 9 of 21

Rent Roll Report as of December 1, 2014

Brier Corporate Center

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
Brier Corporate Center (PBRIERCO/)																								
Northrop Grumman Systems Corp.	LNORTGR02	100	16,893	16,893	15,911	OPX	15.86 %	01/19/06		07/31/16	GLB	ACT	ACT	NEW	BRE	02/01/14	01/31/15	$35,982.09	$25.56	BRE	01/19/06	$28,876.75	$20.51	$1,995
(Subleased To: SENVISY01 - Environmental Systems Research)															OPX	01/01/14	07/31/16	$740.68	$0.53	BRF	01/19/06	-$28,876.75	-$20.51	
																				BRE	01/31/06	$28,876.75	$20.51	
																				BRF	01/31/06	-$28,876.75	-$20.51	
																				BRE	02/01/07	$29,536.79	$20.98	
																				BRE	02/01/08	$30,196.83	$21.45	
																				BRE	02/01/09	$31,021.88	$22.04	
																				BRE	02/01/10	$31,846.93	$22.62	
																				BRE	02/01/11	$32,671.98	$23.21	
																				BRE	01/01/12	-$36,507.24	-$25.93	
																				BRE	02/01/12	$34,292.79	$24.36	
																				BRE	03/01/12	$34,292.79	$24.36	
																				BRE	02/01/13	$35,137.44	$24.96	
																				BRE	02/01/14	$35,982.09	$25.56	
																				BRE	02/01/15	$36,826.74	$26.16	
																				BRE	02/01/16	$37,671.39	$26.76	
Vacant		150	16,520		15,560																			
Northrop Grumman Systems Corp.	LNORTGR02	200	8,566	8,566	8,153	OPX	8.50 %	01/01/12		07/31/16	GLB	ACT	ACT	NEW	BRE	02/01/14	01/31/15	$18,245.58	$25.56	BRE	01/01/12	$16,960.68	$23.76	$1,995
															BTI	01/01/12	07/31/16	$1,478.00	$2.07	BTI	01/01/12	$1,478.00	$2.07	
															OPX	01/01/14	07/31/16	$396.96	$0.56	BRE	02/01/12	$17,388.98	$24.36	
																				BRE	02/01/13	$17,817.28	$24.96	
																				BRE	02/01/14	$18,245.58	$25.56	
																				BRE	02/01/15	$18,673.88	$26.16	
																				BRE	02/01/16	$19,102.18	$26.76	
Vacant		250	26,929		25,633																			
TASC, Inc.	LTASC//01	300	21,218	21,218	19,475	OIN	19.06 %	01/01/12		07/31/16	GLB	ACT	ACT	NEW	BRE	02/01/14	01/31/15	$45,194.34	$25.56	BRE	01/01/12	$42,011.64	$23.76	$960
						OPX	19.06 %								F13	01/01/12	07/31/16	$44,905.00	$25.40	BRE	02/01/12	$43,072.54	$24.36	
						OTX	19.06 %								OPX	01/01/14	07/31/16	$3,022.80	$1.71	BRE	02/01/13	$44,133.44	$24.96	
															OTX	01/01/14	07/31/16	$133.24	$0.08	BRE	02/01/14	$45,194.34	$25.56	
																				BRE	02/01/15	$46,255.24	$26.16	
																				BRE	02/01/16	$47,316.14	$26.76	
Vacant		350	14,375		14,407																			
Total for Brier Corporate Center			**104,501**	**46,677**	**99,139**																			**$2,955**
Grand Total for Brier Corporate Center			**104,501**	**46,677**	**99,139**																			**$2,955**

* Non-Statistical units are excluded from the above sub-totals and from the Occupancy/Vacancy Summary but are included in the Charge Summary.

** Future Lease

Occupancy / Vacancy Summary

	# Unit	% Unit	Unit SF	% Unit SF
Vacant	3	50.00%	57,824	55.33%
Occupied	3	50.00%	46,677	44.67%
Totals	**6**	**100.00%**	**104,501**	**100.00%**

Occupancy / Vacancy Summary for Brier Corporate Center as of December 1, 2014

Vacant SF
Occupied SF

Charge Summary

Charge Type	Current Charges	Billed LSF	Billed LSF $/Month	Billed LSF $/Year
BRE	$99,422	46,677	$2.13	$25.56
BTI	$1,478	8,566	$0.17	$2.07
F13	$44,905	21,218	$2.12	$25.40
OPX	$4,160	46,677	$0.09	$1.07
OTX	$133	21,218	$0.01	$0.08
Total	**$105,194**	**(Excluding F13 charges)**

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 10 of 21

Rent Roll Report as of December 1, 2014

Carnegie Business Center I

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
Carnegie Business Center I (PCARNEG1/)																								
Art Institute of California	LART/IN01	630-100	33,551	33,551	33,233	OPX	53.65 %	10/01/05	10/01/15	09/30/15	GLB	ACT	ACT	NEW	BRE	10/01/14	09/30/15	$59,098.20	$21.14	BRE	10/01/05	$42,764.87	$15.30	
															OPX	01/01/14	09/30/15	$542.64	$0.19	BRE	12/01/05	$45,293.85	$16.20	
																				BRE	10/01/06	$46,652.67	$16.69	
																				BRE	10/01/07	$48,052.25	$17.19	
																				BRE	10/01/08	$49,493.81	$17.70	
																				BRE	10/01/09	$50,978.63	$18.23	
																				BRE	10/01/10	$52,507.99	$18.78	
																				BRE	10/01/11	$54,083.23	$19.34	
																				BRE	10/01/12	$55,705.72	$19.92	
																				BRF	07/01/13	-$55,705.72	-$19.92	
																				BRE	10/01/13	$57,376.89	$20.52	
																				BRE	10/01/14	$59,098.20	$21.14	
Art Institute of California **	LART/IN01	630-100	33,551	33,551	33,233			10/01/15	10/01/15	06/30/20	GLB	ACT	ACT	NEW						BRE	10/01/15	$46,971.40	$16.80	
																				BRF	10/01/15	-$46,971.40	-$16.80	
																				BRE	10/01/16	$48,380.54	$17.30	
																				BRE	10/01/17	$49,831.96	$17.82	
																				BRE	10/01/18	$51,326.92	$18.36	
																				BRE	10/01/19	$52,866.73	$18.91	
Art Institute of California	LART/IN01	636-100	3,168	3,168	3,133	OPX	5.07 %	05/01/06	10/01/15	09/30/15	GLB	ACT	ACT	NEW	BRE	10/01/14	09/30/15	$5,580.25	$21.14	BRE	05/01/06	$4,276.80	$16.20	
															OPX	01/01/14	09/30/15	$98.48	$0.37	BRF	05/01/06	-$4,276.80	-$16.20	
																				BRE	10/01/06	$4,405.10	$16.69	
																				BRE	10/01/07	$4,537.26	$17.19	
																				BRE	10/01/08	$4,673.37	$17.70	
																				BRE	10/01/09	$4,813.58	$18.23	
																				BRE	10/01/10	$4,957.98	$18.78	
																				BRE	10/01/11	$5,106.72	$19.34	
																				BRE	10/01/12	$5,259.92	$19.92	
																				BRF	07/01/13	-$5,259.92	-$19.92	
																				BRE	10/01/13	$5,417.72	$20.52	
																				BRE	10/01/14	$5,580.25	$21.14	
Art Institute of California **	LART/IN01	636-100	3,168	3,168	3,133			10/01/15	10/01/15	06/30/20	GLB	ACT	ACT	NEW						BRE	10/01/15	$4,435.20	$16.80	
																				BRF	10/01/15	-$4,435.20	-$16.80	
																				BRE	10/01/16	$4,568.26	$17.30	
																				BRE	10/01/17	$4,705.30	$17.82	
																				BRE	10/01/18	$4,846.46	$18.36	
																				BRE	10/01/19	$4,991.86	$18.91	
Art Institute of California	LART/IN01	636-120	3,221	3,221	3,185	OPX	5.15 %	07/01/07	10/01/15	09/30/15	GLB	ACT	ACT	NEW	BRE	10/01/14	09/30/15	$5,508.36	$20.52	BRE	07/01/07	$4,348.35	$16.20	
															OPX	01/01/14	09/30/15	$100.03	$0.37	BRE	10/01/07	$4,478.80	$16.69	
																				BRE	10/01/08	$4,613.16	$17.19	
																				BRE	10/01/09	$4,751.56	$17.70	
																				BRE	10/01/10	$4,894.11	$18.23	
																				BRE	10/01/11	$5,040.93	$18.78	
																				BRE	10/01/12	$5,192.16	$19.34	
																				BRF	07/01/13	-$5,192.16	-$19.34	
																				BRE	10/01/13	$5,347.92	$19.92	
																				BRE	10/01/14	$5,508.36	$20.52	
Art Institute of California **	LART/IN01	636-120	3,221	3,221	3,185			10/01/15	10/01/15	06/30/20	GLB	ACT	ACT	NEW						BRE	10/01/15	$4,509.40	$16.80	
																				BRF	10/01/15	-$4,509.40	-$16.80	
																				BRE	10/01/16	$4,644.68	$17.30	
																				BRE	10/01/17	$4,784.02	$17.82	
																				BRE	10/01/18	$4,927.54	$18.36	
																				BRE	10/01/19	$5,075.37	$18.91	
FMC Dialysis Services of SB	LFMC/DI01	636-150	9,725	9,725	9,617			09/01/14	08/31/14	08/31/24	GLB	ACT	ACT	REN	BRE	09/01/14	08/31/15	$14,102.70	$17.40	BRE	09/01/14	$14,102.70	$17.40	$9,726
															F13	09/01/14	08/31/24	$15,803.91	$19.50	BRF	09/01/14	-$14,102.70	-$17.40	
																				BRE	09/01/15	$14,525.78	$17.92	
																				BRF	09/01/15	-$14,525.78	-$17.92	
																				BRE	09/01/16	$14,961.55	$18.46	
																				BRF	09/01/16	-$14,961.55	-$18.46	
																				BRE	09/01/17	$15,410.40	$19.02	
																				BRE	09/01/18	$15,872.71	$19.59	
																				BRE	09/01/19	$16,348.89	$20.17	
																				BRE	09/01/20	$16,839.36	$20.78	
																				BRE	09/01/21	$17,344.54	$21.40	
																				BRE	09/01/22	$17,864.88	$22.04	
																				BRE	09/01/23	$18,400.82	$22.71

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 11 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 12 of 21

Rent Roll Report as of December 1, 2014

Carnegie Business Center II

Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Current Charges: Chg Type	Current Charges: Charge Start	Current Charges: Charge End	Current Charges: Charge Amount	Current Charges: Yr Amt per LSF	Base Rent Steps: Chg Type	Base Rent Steps: Eff Date	Base Rent Steps: Charge Amount	Base Rent Steps: Yr Amt per LSF	Lease Deposit
Carnegie Business Center II (PCARNEG2/)																								
Mine Safety Health Admin	LGENESE01	720-100	4,294	4,294	4,261			11/01/06		10/31/16	NSL	ACT	ACT	NEW	BRE	11/01/14	10/31/15	$6,893.14	$19.26	BRE	11/01/06	$8,385.88	$23.44	
																				BTI	11/01/06	$525.58	$1.47	
																				BRE	07/01/07	$8,385.88	$23.44	
																				BRE	01/01/09	$8,603.46	$24.04	
																				BRE	09/01/09	$8,603.46	$24.04	
																				BRE	01/01/10	$6,296.66	$17.60	
																				BTI	01/01/10	$2,823.31	$7.89	
																				BRE	02/01/10	$6,296.66	$17.60	
																				BRE	05/01/10	$6,296.66	$17.60	
																				BTI	05/01/10	$2,823.31	$7.89	
																				BRE	11/01/10	$6,340.71	$17.72	
																				BRE	02/01/11	$6,340.71	$17.72	
																				BRE	11/01/11	$6,676.56	$18.66	
																				BRE	01/01/12	$6,797.24	$19.00	
																				BRE	05/01/12	$6,797.24	$19.00	
																				BRE	11/01/12	$6,867.90	$19.19	
																				BRE	02/01/13	$6,867.90	$19.19	
																				BRE	11/01/13	$6,893.14	$19.26	
																				BRE	04/01/14	$6,893.14	$19.26	
																				BRE	11/01/14	$6,893.14	$19.26	
																				BRE	11/01/15	$6,893.14	$19.26	
Vacant		720-120	1,626		1,613																			
Vacant		720-130	2,680		2,659																			
Amenity - Maintenance Shop	LAMENSP01	720-140	2,760	2,760	2,738			03/01/01		12/31/30	AMN	AMN	ACT	NEW	AMN	01/01/09	12/31/14	$3,726.00	$16.20	AMN	03/01/01	$2,070.00	$9.00	
															AMT	01/01/09	12/31/14	-$3,726.00	-$16.20	AMT	03/01/01	-$2,070.00	-$9.00	
																				AMN	01/01/09	$3,726.00	$16.20	
																				AMT	01/01/09	-$3,726.00	-$16.20	
																				AMN	04/01/09	$3,726.00	$16.20	
																				AMT	04/01/09	-$3,726.00	-$16.20	
Vacant		720-150	20,333		20,176																			
Morongo Tribal TANF Program **	LMOROTR01	720-150	20,333	20,333	20,176			04/01/15		08/31/20	GLB	ACT	ACT	NEW										
Vacant		720-240	2,116		2,100																			
Vacant		720-250	5,475		5,433																			
Twining Laboratories of So CA	LTWINLA01	732-100	4,687	4,687	4,624	OPX	9.21 %	06/01/13	06/01/13	05/31/18	GLB	ACT	ACT	REN	BRE	06/01/14	05/31/15	$6,517.27	$16.69	BRE	06/01/13	$6,327.45	$16.20	$6,327
															F13	06/01/13	05/31/18	$6,185.04	$15.84	BRF	06/01/13	-$6,327.45	-$16.20	
															OPX	01/01/14	05/31/18	$56.42	$0.14	BRE	06/01/14	$6,517.27	$16.69	
																				BRF	06/01/14	-$6,517.27	-$16.69	
																				BRE	06/01/15	$6,712.79	$17.19	
																				BRE	06/01/16	$6,914.18	$17.70	
																				BRE	06/01/17	$7,121.60	$18.23	
OPARC	LOPAR//01	732-125	4,183	4,183	4,128			03/01/14	01/01/14	02/28/19	GLB	MTM	ACT	REN	BRE	03/01/14	02/28/15	$4,183.00	$12.00	BRE	03/01/14	$4,183.00	$12.00	$5,000
															F13	03/01/14	12/31/18	$5,537.64	$15.89	BRF	03/01/14	-$4,183.00	-$12.00	
																				oSDA	03/01/14	$1,337.45	$3.84	
																				BRE	03/01/15	$5,814.37	$16.68	
																				BRE	03/01/16	$5,988.80	$17.18	
																				BRE	03/01/17	$6,168.47	$17.70	
																				BRE	03/01/18	$6,353.52	$18.23	
OPARC	LOPAR//01	732-150	2,713	2,713	2,677	OPX	5.33 %	10/01/13	01/01/14	01/31/15	GLB	MTM	ACT	REN	BRE	10/01/13	01/31/15	$4,121.50	$18.23	BRE	10/01/13	$4,121.50	$18.23	$5,000
															OPX	01/01/14	01/31/15	$145.77	$0.64					
Total for Carnegie Business Center II			**50,867**	**18,637**	**50,409**																			**$11,327**
Grand Total for Carnegie Business Center II			**50,867**	**18,637**	**50,409**																			**$11,327**

* Non-Statistical units are excluded from the above sub-totals and from the Occupancy/Vacancy Summary but are included in the Charge Summary.

** Future Lease

Occupancy / Vacancy Summary

	# Unit	% Unit	Unit SF	% Unit SF
Vacant	5	50.00%	32,230	63.36%
Occupied	5	50.00%	18,637	36.64%
Totals	**10**	**100.00%**	**50,867**	**100.00%**

Charge Summary

Charge Type	Current Charges	Billed LSF	Billed LSF $/Month	Billed LSF $/Year
AMN	$3,726	2,760	$1.35	$16.20
AMT	-$3,726	2,760	-$1.35	-$16.20
BRE	$21,715	15,877	$1.37	$16.41
F13	$11,723	8,870	$1.32	$15.86

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 13 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 14 of 21

Rent Roll Report as of December 1, 2014

Northcourt Plaza

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
Northcourt Plaza (PINLANRC/)																								
Art Institute of California	LART/IN01	100	17,388	17,388	16,933	OPX	21.45 %	02/10/10		06/30/20	GLB	ACT	ACT	NEW	BRE	07/01/14	06/30/15	$30,334.09	$20.93	BRE	02/10/10	$26,951.40	$18.60	$30
						OTX	21.45 %								F13	02/10/10	06/30/20	$29,888.68	$20.63	BRF	02/10/10	-$26,951.40	-$18.60	
															OPX	01/01/14	06/30/20	$1,150.77	$0.79	BRE	07/01/11	$27,759.94	$19.16	
															OTX	01/01/14	06/30/20	$155.82	$0.11	BRE	07/01/12	$28,592.68	$19.73	
																				BRE	07/01/13	$29,450.49	$20.32	
																				BRE	07/01/14	$30,334.09	$20.93	
																				BRE	07/01/15	$31,244.06	$21.56	
																				BRE	07/01/16	$32,181.42	$22.21	
																				BRE	07/01/17	$33,146.89	$22.88	
																				BRE	07/01/18	$34,141.19	$23.56	
																				BRE	07/01/19	$35,165.49	$24.27	
Art Institute of California	LART/IN01	125	5,215	5,215	5,075	OPX	6.72 %	07/01/13		06/30/20	GLB	ACT	ACT	NEW	BRE	07/01/14	06/30/15	$9,097.78	$20.93	BRE	07/01/13	$8,832.80	$20.32	$30
						OTX	6.72 %								F13	07/01/13	06/30/20	$9,458.42	$21.76	BRF	07/01/13	-$8,832.80	-$20.32	
															OPX	01/01/14	06/30/20	$23.62	$0.05	BRE	02/01/14	$8,832.80	$20.32	
															OTX	01/01/14	06/30/20	$18.80	$0.04	BRE	07/01/14	$9,097.78	$20.93	
																				BRE	07/01/15	$9,370.73	$21.56	
																				BRE	07/01/16	$9,651.82	$22.21	
																				BRE	07/01/17	$9,941.41	$22.88	
																				BRE	07/01/18	$10,239.65	$23.56	
																				BRE	07/01/19	$10,546.87	$24.27	
Art Institute of California	LART/IN01	150	5,481	5,414	5,337	OPX	6.98 %	11/17/11		06/30/20	GLB	ACT	ACT	NEW	BRE	07/01/14	06/30/15	$9,442.92	$20.93	BRE	11/17/11	$8,644.35	$19.16	$30
						OTX	6.98 %								F13	11/17/11	06/30/20	$9,407.56	$20.85	BRF	11/17/11	-$8,644.35	-$19.16	
															OPX	01/01/14	06/30/20	$69.95	$0.16	BRE	07/01/12	$8,901.52	$19.73	
															OTX	01/01/14	06/30/20	$27.64	$0.06	BRE	07/01/13	$9,127.10	$20.23	
																				BRE	07/01/14	$9,442.92	$20.93	
																				BRE	07/01/15	$9,727.15	$21.56	
																				BRE	07/01/16	$10,020.41	$22.21	
																				BRE	07/01/17	$10,322.69	$22.88	
																				BRE	07/01/18	$10,629.49	$23.56	
																				BRE	07/01/19	$10,949.82	$24.27	
Vacant		175	9,920		7,728																			
Art Institute of California	LART/IN01	200	18,298	18,365	17,305	OPX	22.65 %	02/10/10		06/30/20	GLB	ACT	ACT	NEW	BRE	07/01/14	06/30/15	$32,038.51	$20.93	BRE	02/10/10	$28,465.75	$18.60	$30
						OTX	22.65 %								F13	02/10/10	06/30/20	$31,568.07	$20.63	BRF	02/10/10	-$28,465.75	-$18.60	
															OPX	01/01/14	06/30/20	$1,215.15	$0.79	BRE	07/01/11	$29,319.72	$19.16	
															OTX	01/01/14	06/30/20	$164.53	$0.11	BRE	07/01/12	$30,199.25	$19.73	
																				BRE	07/01/13	$31,105.26	$20.32	
																				BRE	07/01/14	$32,038.51	$20.93	
																				BRE	07/01/15	$32,999.61	$21.56	
																				BRE	07/01/16	$33,989.64	$22.21	
																				BRE	07/01/17	$35,009.35	$22.88	
																				BRE	07/01/18	$36,059.52	$23.56	
																				BRE	07/01/19	$37,141.38	$24.27	
Vacant		250	21,287		20,133																			
Total for Northcourt Plaza			**77,589**	**46,382**	**72,511**																			**$30**
Grand Total for Northcourt Plaza			**77,589**	**46,382**	**72,511**																			**$30**

* Non-Statistical units are excluded from the above sub-totals and from the Occupancy/Vacancy Summary but are included in the Charge Summary.

** Future Lease

Occupancy / Vacancy Summary				
	# Unit	% Unit	Unit SF	% Unit SF
Vacant	2	33.33%	31,207	40.22%
Occupied	4	66.67%	46,382	59.78%
Totals	**6**	**100.00%**	**77,589**	**100.00%**

Occupancy / Vacancy Summary for Northcourt Plaza as of December 1, 2014

Vacant SF
Occupied SF

Charge Summary				
Charge Type	Current Charges	Billed LSF	Billed LSF $/Month	Billed LSF $/Year
BRE	$80,913	46,382	$1.74	$20.93
F13	$80,323	46,382	$1.73	$20.78
OPX	$2,459	46,382	$0.05	$0.64
OTX	$367	46,382	$0.01	$0.09
Total	**$83,740**	**(Excluding F13 charges)**

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 15 of 21

Rent Roll Report as of December 1, 2014

Lakeside Tower

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
Lakeside Tower (PLAKESID/)																								
Premier Healthcare Services	LPREMHE01	100	2,986	2,981	2,543			09/01/14	09/01/14	08/31/19	GLB	ACT	ACT	REN	BRE	09/01/14	08/31/15	$5,112.42	$20.58	BRE	09/01/14	$5,112.42	$20.58	$4,991
															F13	09/01/14	08/31/19	$5,428.50	$21.85	BRE	09/01/15	$5,265.79	$21.20	
																				BRE	09/01/16	$5,423.76	$21.83	
																				BRE	09/01/17	$5,586.47	$22.49	
																				BRE	09/01/18	$5,754.07	$23.16	
Koosharem LLC	LKOOS//01	110	4,782	4,593	4,073	OIN	4.07 %	05/12/11		05/31/18	GLB	ACT	ACT	NEW	BRE	06/01/14	05/31/15	$7,554.91	$19.74	BRE	05/12/11	$7,119.15	$18.60	$7,209
						OPX	4.07 %								F13	05/12/11	05/31/18	$7,133.56	$18.64	BRF	06/01/11	-$7,119.15	-$18.60	
						OTX	4.07 %								OIN	01/01/14	05/31/18	$35.55	$0.09	BRE	06/01/12	$7,261.53	$18.97	
															OPX	01/01/14	05/31/18	$86.29	$0.23	BRF	06/01/12	-$7,261.53	-$18.97	
															OTX	01/01/14	05/31/18	$41.99	$0.11	BRE	06/01/13	$7,406.75	$19.35	
																				BRE	06/01/14	$7,554.91	$19.74	
																				BRE	06/01/15	$7,705.98	$20.13	
																				BRE	06/01/16	$7,860.12	$20.54	
																				BRE	06/01/17	$8,017.31	$20.95	
Vacant		125	4,241		3,612																			
Amenity - Management Office	LAMENSP99	150	3,050	3,019	2,598			01/01/95		12/31/30	AMN	AMN	ACT	NEW	AMN	01/01/10	12/31/14	$5,132.00	$20.40	AMN	01/01/97	$4,530.00	$18.01	
															AMT	01/01/10	12/31/14	-$5,132.00	-$20.40	AMT	01/01/97	-$4,530.00	-$18.01	
																				AMN	04/01/00	$4,530.00	$18.01	
																				AMT	04/01/00	-$4,530.00	-$18.01	
																				AMN	01/01/02	$5,585.15	$22.20	
																				AMT	01/01/02	-$5,585.15	-$22.20	
																				AMN	03/01/02	$5,585.15	$22.20	
																				AMT	03/01/02	-$5,585.15	-$22.20	
																				AMN	01/01/09	$5,434.20	$21.60	
																				AMT	01/01/09	-$5,434.20	-$21.60	
																				AMN	04/01/09	$5,434.20	$21.60	
																				AMT	04/01/09	-$5,434.20	-$21.60	
																				AMN	01/01/10	$5,132.00	$20.40	
																				AMT	01/01/10	-$5,132.00	-$20.40	
																				AMN	02/01/10	$5,132.00	$20.40	
																				AMT	02/01/10	-$5,132.00	-$20.40	
Health Net of California, Inc.	LHEALNE01	200	9,383	9,149	7,992	OPX	8.12 %	09/01/10	09/01/10	09/30/15	GLB	ACT	ACT	REN	BRE	10/01/14	09/30/15	$16,495.64	$21.64	BRE	09/01/10	$21,722.42	$28.49	$1,245
						OTX	8.12 %								F13	09/01/10	09/30/15	$14,512.43	$19.03	BRE	10/01/10	$15,095.85	$19.80	
															OTX	01/01/14	09/30/15	$94.09	$0.12	BRF	10/01/10	-$15,095.85	-$19.80	
																				BRE	10/01/12	$15,548.73	$20.39	
																				BRE	10/01/13	$16,015.19	$21.01	
																				BRE	10/01/14	$16,495.64	$21.64	
Wilson Ivanova CPA, Inc.	LWILSIV01	240	2,148	2,138	1,829			11/03/14		03/31/18	GLB	ACT	ACT	NEW	BRE	11/03/14	10/31/15	$3,527.70	$19.80	BRE	11/03/14	$3,527.70	$19.80	$3,700
															BRF	12/01/14	03/31/15	-$3,527.70	-$19.80	oSDA	11/03/14	-$3,700.00	-$20.77	
															F13	11/03/14	03/31/18	$3,316.94	$18.62	oSDA	11/03/14	$3,700.00	$20.77	
																				BRF	12/01/14	-$3,527.70	-$19.80	
																				BRE	11/01/15	$3,633.53	$20.39	
																				BRE	11/01/16	$3,742.54	$21.01	
																				BRE	11/01/17	$3,854.81	$21.64	
Willdan	LWILL//01	250	4,446	4,414	3,787	OIN	3.92 %	11/01/12	11/01/12	01/31/16	GLB	ACT	ACT	REN	BRE	11/01/14	10/31/15	$7,960.65	$21.64	BRE	11/01/12	$7,503.80	$20.40	$660
						OPX	3.92 %								F13	11/01/12	01/31/16	$7,189.73	$19.55	BRF	11/01/12	-$7,503.80	-$20.40	
						OTX	3.92 %								OIN	01/01/14	01/31/16	$17.81	$0.05	BRE	11/01/13	$7,728.18	$21.01	
															OTX	01/01/14	01/31/16	$23.16	$0.06	BRE	11/01/14	$7,960.65	$21.64	
																				BRE	11/01/15	$8,199.74	$22.29	
Vacant		280	2,829		2,410																			
Vacant		290	985		839																			
WFG Title Co. of Calif.	LWFG/TI01	300	5,405	4,985	4,603			08/09/14		08/31/20	GLB	ACT	ACT	NEW	BRE	08/09/14	08/31/15	$8,225.25	$19.80	BRE	08/09/14	$8,225.25	$19.80	$165
															BRF	09/01/14	02/28/15	-$8,225.25	-$19.80	BRF	09/01/14	-$8,225.25	-$19.80	
															F13	08/09/14	08/31/20	$8,182.39	$19.70	BRE	09/01/15	$8,472.01	$20.39	
																				BRE	09/01/16	$8,726.17	$21.01	
																				BRE	09/01/17	$8,987.95	$21.64	
																				BRE	09/01/18	$9,257.59	$22.29	
																				BRE	09/01/19	$9,535.32	$22.95	
Vacant		320	2,810		2,394																			
CA Public Empl Retirement Sys	LCA//PU01	330	7,078	7,255	6,028	OPX	6.44 %	07/01/11	07/01/11	08/31/15	GLB	ACT	ACT	REN	BRE	07/01/14	06/30/15	$16,014.02	$26.49	BRE	07/01/11	$14,655.10	$24.24	$630
															F13	07/01/11	08/31/15	$15,374.53	$25.43	BRE	07/01/12	$15,094.76	$24.97	
															OPX	01/01/14	08/31/15	$174.64	$0.29	BRE	07/01/13	$15,547.58	$25.72	
																				BRE	07/01/14	$16,014.02	$26.49	
																				BRE	07/01/15	$16,494.43	$27.28	
CA Public Empl Retirement Sys	LCA//PU01	340	2,224	1,504	1,894	OPX	1.33 %	07/01/11	07/01/11	08/31/15	GLB	ACT	ACT	REN	BRE	07/01/14	06/30/15	$3,319.79	$26.49	BRE	07/01/11	$3,038.08	$24.24	$630

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 16 of 21

Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Current Charges Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Base Rent Steps Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
															F13	07/01/11	08/31/15	$3,187.22	$25.43	BRE	07/01/12	$3,129.22	$24.97	
															OPX	01/01/14	08/31/15	$36.07	$0.29	BRE	07/01/13	$3,223.10	$25.72	
																				BRE	07/01/14	$3,319.79	$26.49	
																				BRE	07/01/15	$3,419.38	$27.28	
CA Public Empl Retirement Sys	LCA//PU01	350	1,703	1,614	1,450	OPX	1.43 %	09/01/08	07/01/11	08/31/15	GLB	ACT	ACT	REN	BRE	09/01/14	08/31/15	$3,565.33	$26.51	BRE	09/01/08	$2,985.90	$22.20	$630
															F13	09/01/08	08/31/15	$3,268.48	$24.30	BRE	09/01/09	$3,075.48	$22.87	
															OPX	01/01/14	08/31/15	$38.78	$0.29	BRE	09/01/10	$3,167.74	$23.55	
																				BRE	09/01/11	$3,262.77	$24.26	
																				BRE	09/01/12	$3,360.66	$24.99	
																				BRE	09/01/13	$3,461.48	$25.74	
																				BRE	09/01/14	$3,565.33	$26.51	
Cho Sheasby Chung & Ignacio	LCHO/SH01	360	1,590	1,478	1,355			06/06/14		10/31/17	GLB	ACT	ACT	NEW	BRE	06/06/14	06/30/15	$2,438.70	$19.80	BRE	06/06/14	$2,438.70	$19.80	$2,665
															F13	06/06/14	10/31/17	$2,287.04	$18.57	BRF	08/01/14	-$2,438.70	-$19.80	
																				BRE	07/01/15	$2,511.86	$20.39	
																				BRE	07/01/16	$2,587.00	$21.00	
																				BRE	07/01/17	$2,664.83	$21.64	
Lewis, Brisbois, Bisgaard etal	LLEWIBR01	400	10,443	9,947	8,895	OIN	8.82 %	08/23/13	08/23/13	08/31/23	GLB	ACT	ACT	REN	BRE	09/01/14	08/31/15	$18,926.41	$22.83	BRE	08/23/13	$18,401.95	$22.20	$22,908
						OPX	8.82 %								OIN	01/01/14	08/31/23	$40.07	$0.05	BRF	09/01/13	-$18,401.95	-$22.20	
						OTX	8.82 %								OTX	01/01/14	08/31/23	$52.12	$0.06	BRE	09/01/14	$18,926.41	$22.83	
																				BRF	09/01/14	-$18,926.41	-$22.83	
																				BRE	09/01/15	$19,465.78	$23.48	
																				BRE	09/01/16	$20,020.58	$24.15	
																				BRE	09/01/17	$20,591.20	$24.84	
																				BRE	09/01/18	$21,177.99	$25.55	
																				BRE	09/01/19	$21,781.61	$26.28	
																				BRE	09/01/20	$22,402.38	$27.03	
																				BRE	09/01/21	$23,040.82	$27.80	
																				BRE	09/01/22	$23,697.48	$28.59	
Atkins North America, Inc.	LATKINO01	460	4,179	3,972	3,559	OIN	3.52 %	12/15/12	12/15/12	12/31/14	GLB	ACT	ACT	REN	BRE	01/01/14	12/31/14	$5,523.07	$16.69	BRE	12/15/12	$5,362.20	$16.20	$180
						OPX	3.52 %								F13	12/15/12	12/31/14	$5,440.84	$16.44	BRE	01/01/14	$5,523.07	$16.69	
						OTX	3.52 %								OIN	01/01/14	12/31/14	$15.99	$0.05					
															OTX	01/01/14	12/31/14	$20.80	$0.06					
Mundell, Odlum & Haws LLP	LMUNDOD01	470	6,188	5,858	5,270			09/01/14	09/01/14	09/30/17	GLB	ACT	ACT	REN	BRE	09/01/14	09/30/15	$10,837.30	$22.20	BRE	09/01/14	$10,837.30	$22.20	$345
															F13	09/01/14	09/30/17	$10,863.90	$22.25	BRF	09/01/14	-$10,837.30	-$22.20	
																				BRE	10/01/15	$11,162.42	$22.87	
																				BRE	10/01/16	$11,497.29	$23.55	
Vacant		500	2,062		1,757																			
Copier Source, Inc.	LCOPISO01	540	6,190	5,620	5,272	OPX	4.72 %	04/24/09	04/24/09	01/31/15	GLB	MTM	ACT	REN	BRE	05/01/13	01/31/15	$12,868.49	$27.48	BRE	04/24/09	$11,432.53	$24.41	$8,665
						OTX	4.72 %								OTX	01/01/13	01/31/15	$33.87	$0.07	BRF	05/01/09	-$11,432.53	-$24.41	
																				BRE	05/01/10	$11,775.45	$25.14	
																				BRE	05/01/11	$12,128.80	$25.90	
																				BRE	05/01/12	$12,492.65	$26.67	
																				BRE	05/01/13	$12,868.49	$27.48	
Copier Source, Inc.	LCOPISO01	540A	1,746	1,610	1,487	OPX	1.43 %	09/01/10	04/24/09	01/31/15	GLB	MTM	ACT	REN	BRE	09/01/13	01/31/15	$3,814.36	$28.43	BRE	09/01/10	$3,542.00	$26.40	$8,665
						OTX	1.43 %								OTX	01/01/13	01/31/15	$6.03	$0.04	BRF	09/01/10	-$3,542.00	-$26.40	
																				BRE	09/01/11	$3,630.55	$27.06	
																				BRE	09/01/12	$3,720.44	$27.73	
																				BRE	09/01/13	$3,814.36	$28.43	
Vacant		540B	2,216		1,887																			
Law Offices of C. Robert Bakke	LBAKKRO01	565	3,493	3,332	2,975			11/01/14	11/01/14	10/31/16	GLB	ACT	ACT	REN	BRE	11/01/14	05/31/15	$6,372.45	$22.95	BRE	11/01/14	$6,372.45	$22.95	$5,903
															F13	11/01/14	10/31/16	$6,549.23	$23.59	BRE	06/01/15	$6,564.04	$23.64	
															OPX	11/01/14	10/31/16	$42.91	$0.15	BRE	06/01/16	$6,761.18	$24.35	
Law Offices of C. Robert Bakke	LBAKKRO01	565A	1,044	981	889	OPX	0.87 %	08/05/10	11/01/14	10/31/16	GLB	ACT	ACT	REN	BRE	09/01/14	08/31/15	$1,876.16	$22.95	BRE	08/05/10	$1,666.88	$20.39	$5,903
						OTX	0.87 %								F13	08/05/10	10/31/16	$1,778.34	$21.75	BRF	09/01/10	-$1,666.88	-$20.39	
															OTX	01/01/14	10/31/16	$10.08	$0.12	BRE	09/01/11	$1,716.75	$21.00	
																				BRE	09/01/12	$1,767.07	$21.62	
																				BRE	09/01/13	$1,822.21	$22.29	
																				BRE	09/01/14	$1,876.16	$22.95	
																				BRE	09/01/15	$1,932.57	$23.64	
																				BRE	09/01/16	$1,990.61	$24.35	
Granowitz, White & Weber	LGRANWH01	570	4,059	3,899	3,457	OPX	3.46 %	06/01/10		05/31/17	GLB	ACT	ACT	NEW	BRE	06/01/14	05/31/15	$7,681.03	$23.64	BRE	06/01/10	$6,823.25	$21.00	$7,180
						OTX	3.46 %								F13	06/01/10	05/31/17	$6,893.92	$21.22	oSDA	06/01/10	$7,000.00	$21.54	
															OTX	01/01/14	05/31/17	$40.09	$0.12	BRF	07/01/10	-$6,823.25	-$21.00	
																				BRE	06/01/11	$7,027.95	$21.63	
																				BRF	06/01/11	-$7,027.95	-$21.63	
																				BRE	06/01/12	$7,239.14	$22.28	
																				BRE	06/01/13	$7,456.84	$22.95	
																				BRE	06/01/14	$7,681.03	$23.64	
																				BRE	06/01/15	$7,911.72	$24.35

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 17 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 18 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 19 of 21

Rent Roll Report as of December 1, 2014

Vanderbilt Plaza

															Current Charges					Base Rent Steps				
Tenant Name	Lease ID	Suite	RSF	LSF	USF	Recov. Type	ProRata Share	Begin Date	Lease Renewal	End Date	Doc Type	Lease Status	Suite Status	Lease Type	Chg Type	Charge Start	Charge End	Charge Amount	Yr Amt per LSF	Chg Type	Eff Date	Charge Amount	Yr Amt per LSF	Lease Deposit
Vanderbilt Plaza (PVANDERP/)																								
The University of Phoenix, Inc	LUNIVPH01	100	27,088	27,088	25,526	OPX	23.51 %	06/01/12	06/01/12	05/31/19	GLB	ACT	ACT	REN	BRE	06/01/14	05/31/15	$50,290.90	$22.28	BRE	06/01/12	$47,404.00	$21.00	$1,005
															F13	06/01/12	05/31/19	$48,470.36	$21.47	BRF	06/01/12	-$47,404.00	-$21.00	
															OPX	01/01/14	05/31/19	$452.18	$0.20	BRE	06/01/13	$48,826.12	$21.63	
																				BRF	06/01/13	-$48,826.12	-$21.63	
																				BRE	06/01/14	$50,290.90	$22.28	
																				BRE	06/01/15	$51,799.71	$22.95	
																				BRE	06/01/16	$53,353.65	$23.64	
																				BRE	06/01/17	$54,954.33	$24.34	
																				BRE	06/01/18	$56,602.86	$25.08	
PB Americas, Inc.	LPB//AM01	200	20,561	20,561	18,052	OIN	17.92 %	05/26/11		01/31/17	GLB	ACT	ACT	NEW	BRE	06/01/14	05/31/15	$38,194.80	$22.29	BRE	05/26/11	$34,953.70	$20.40	$2,520
						OPX	17.92 %								F13	05/26/11	01/31/17	$33,150.71	$19.35	BRF	05/26/11	-$34,953.70	-$20.40	
						OTX	17.92 %								OIN	01/01/13	01/31/17	$397.48	$0.23	BRF	07/01/11	-$34,953.70	-$20.40	
															OPX	01/01/14	01/31/17	$225.00	$0.13	BRE	06/01/12	$36,002.31	$21.01	
															OTX	01/01/12	01/31/17	$0.00	$0.00	BRF	07/01/12	-$36,002.31	-$21.01	
																				BRE	06/01/13	$37,082.45	$21.64	
																				BRF	07/01/13	-$37,082.45	-$21.64	
																				BRE	06/01/14	$38,194.80	$22.29	
																				BRF	07/01/14	-$38,194.80	-$22.29	
																				BRE	06/01/15	$39,340.73	$22.96	
																				BRE	06/01/16	$40,520.93	$23.65	
KML Enterprises Career Dev.	LKML/EN01	250	5,270	5,270	4,627	OIN	4.59 %	06/01/12		07/31/19	GLB	ACT	ACT	NEW	BRE	06/01/14	05/31/15	$10,231.43	$23.30	BRE	06/01/12	$9,644.10	$21.96	$11,327
						OPX	4.59 %								F13	11/01/12	07/31/19	$10,064.23	$22.92	BRF	07/01/12	-$9,644.10	-$21.96	
						OTX	4.59 %								OIN	01/01/13	07/31/19	$42.87	$0.10	BRE	11/01/12	$9,644.10	$21.96	
															OPX	01/01/14	07/31/19	$12.99	$0.03	BRF	11/01/12	-$9,644.10	-$21.96	
															OTX	01/01/14	07/31/19	$32.43	$0.07	BRE	06/01/13	$9,933.42	$22.62	
																				BRE	06/01/14	$10,231.43	$23.30	
																				BRE	06/01/15	$10,538.37	$24.00	
																				BRE	06/01/16	$10,854.52	$24.72	
																				BRE	06/01/17	$11,180.16	$25.46	
																				BRE	06/01/18	$11,515.56	$26.22	
																				BRE	06/01/19	$11,861.03	$27.01	
PB Americas, Inc.	LPB//AM01	270	2,854	2,854	2,506	OIN	2.49 %	06/27/11		01/31/17	GLB	ACT	ACT	NEW	BRE	04/01/14	03/31/15	$5,301.69	$22.29	BRE	06/27/11	$4,851.80	$20.40	$2,520
						OPX	2.49 %								F13	06/27/11	01/31/17	$4,709.27	$19.80	BRF	07/01/11	-$4,851.80	-$20.40	
						OTX	2.49 %								OIN	01/01/13	01/31/17	$55.23	$0.23	BRE	04/01/12	$4,997.35	$21.01	
															OPX	01/01/14	01/31/17	$31.26	$0.13	BRF	07/01/12	-$4,997.35	-$21.01	
															OTX	01/01/13	01/31/17	$0.00	$0.00	BRE	04/01/13	$5,147.28	$21.64	
																				BRF	07/01/13	-$5,147.28	-$21.64	
																				BRE	04/01/14	$5,301.69	$22.29	
																				BRF	07/01/14	-$5,301.69	-$22.29	
																				BRE	04/01/15	$5,460.75	$22.96	
																				BRE	04/01/16	$5,624.57	$23.65	
Wells Fargo Bank NA	LWELLFA02	300	11,706	11,706	10,210	OPX	10.25 %	06/01/12	06/01/12	07/31/17	GLB	ACT	ACT	REN	BRE	06/01/14	05/31/15	$22,974.96	$23.55	BRE	06/01/12	$21,656.10	$22.20	$60
						OTX	10.25 %								F13	06/01/12	07/31/17	$20,967.36	$21.49	BRF	06/01/12	-$21,656.10	-$22.20	
															OPX	01/01/14	07/31/17	$124.72	$0.13	BRF	09/01/12	-$10,828.05	-$11.10	
															OTX	01/01/14	07/31/17	$72.42	$0.07	BRE	06/01/13	$22,305.78	$22.87	
																				BRE	06/01/14	$22,974.96	$23.55	
																				BRE	06/01/15	$23,664.20	$24.26	
																				BRE	06/01/16	$24,374.13	$24.99	
																				BRE	06/01/17	$25,105.35	$25.74	
Vacant		325	5,829		5,084																			
Fidelity National Title Ins.	LFIDENA01	350	8,906	8,906	7,768	OPX	7.79 %	09/01/13	09/01/13	08/31/16	GLB	ACT	ACT	REN	BRE	09/01/14	08/31/15	$16,921.40	$22.80	BRE	09/01/13	$16,476.80	$22.20	$1,770
						OTX	7.79 %								F13	09/01/13	08/31/16	$16,921.63	$22.80	BRE	09/01/14	$16,921.40	$22.80	
															OPX	01/01/14	08/31/16	$122.65	$0.17	BRE	09/01/15	$17,366.70	$23.40	
															OTX	01/01/14	08/31/16	$40.00	$0.05					
Vacant		375	3,120		2,721																			
New York Life Insurance Co.	LNEW/YO01	400	23,297	23,297	21,993	OPX	20.41 %	02/01/05		03/31/15	GLB	ACT	ACT	NEW	BRE	02/01/13	03/31/15	$48,923.70	$25.20	BRE	02/01/05	$40,769.75	$21.00	$3,030
															F13	02/01/07	03/31/15	$44,394.40	$22.87	BRF	02/01/05	-$40,769.75	-$21.00	
															OPX	01/01/14	03/31/15	$4,244.68	$2.19	BRF	04/01/05	$0.00	$0.00	
																				BRE	09/01/06	$40,769.75	$21.00	
																				BRE	02/01/07	$43,099.45	$22.20	
																				BRE	02/01/09	$45,429.15	$23.40	
																				BRE	02/01/11	$46,594.00	$24.00	
																				BRE	02/01/13	$48,923.70	$25.20	
New York Life Insurance Co.	LNEW/YO01	450	6,076	6,076	5,735	OPX	5.32 %	08/09/06		03/31/15	GLB	ACT	ACT	NEW	BRE	09/01/14	03/31/15	$15,393.79	$30.40	BRE	08/09/06	$12,152.00	$24.00	$3,030
															F13	02/01/07	03/31/15	$13,585.57	$26.83	BRE	09/01/07	$12,516.56	$24.72

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 20 of 21

Purchase and Sale Agreement Schedule 5 – Rent Roll Page 21 of 21

SCHEDULE 6

EXCEPTIONS TO SELLER REPRESENTATIONS AND WARRANTIES

FUND IV EXCEPTIONS:

Tenant Improvements – Remaining Balance

Building	Description	Balance at 12/31/14
Carnegie Business Center I	FMC Dialysis, Ste 150	$37,418.65

Prepaid Rent

Building	Description	Balance at 12/31/14
Vanderbilt Plaza	PB Americas	$43,496.49

FUND IV SUBSIDIARY EXCEPTIONS:

None.

Purchase and Sale Agreement Schedule 6 – Exceptions to Seller Representations and Warranties

SCHEDULE 7

SELLER CREDITS FOR TENANT IMPROVEMENT ALLOWANCES AND BASE RENT ABATEMENTS (FUND IV)

At the Closing, Buyer shall receive a credit against the Consideration for the following amounts under the Leases for the referenced Tenants, in each case subject to reduction for any tenant improvement allowances for the listed tenants paid by Seller prior to the Closing, and for any Fixed Rent abatements applicable to periods prior to the Closing:

A.           Tenant Improvement Allowances.

1.          The Art Institute of California          $ 267,842

The tenant improvement allowance for The Art Institute of California sunsets on June 17, 2015, and to the extent not requested by Tenant pursuant to the terms of the Lease on or before such date, expires. Accordingly, the Parties agree that any portion of such tenant improvement allowance not so requested by Tenant shall be refunded to Buyer no later than June 30, 2015. Buyer shall provide Seller with reasonable evidence of the requests, if any, by Tenant for such allowance (or any portion thereof) made on or before June 17, 2015.

2.          Bio Medical Application

dba FMC Dialysis Services $ 37,418.65*

* In progress; expect completion prior to Closing; stated amount is as of 12/31/14; Buyer will receive a credit for the remaining balance, if any, as of Closing.

B.           Fixed Rent Abatements.

1.          The Art Institute of California             $221,815 (3 months commencing 10/15)

2.          Bio Medical Application

dba FMC Dialysis Services                $  29,488 (2 months, 9/15 and 9/16)

Purchase and Sale Agreement Schedule 7 – Allocation of Consideration Among Properties

SCHEDULE 8

FUND IV MAJOR TENANTS

1.	Art Institute of California (99,195 SF).

2.	The University of Phoenix (27,088 SF).

3.	PB Americas, Inc. (23,415 SF).

Purchase and Sale Agreement Schedule 8 – Fund IV Major Tenants

SCHEDULE 9

PERSONAL PROPERTY

Tentative List

Purchase and Sale Agreement Schedule 9 – Personal Property Page 1 of 9

Purchase and Sale Agreement Schedule 9 – Personal Property Page 2 of 9

Purchase and Sale Agreement Schedule 9 – Personal Property Page 3 of 9

Glenborough Realty Trust Incorporated
Tri-City Corporate Centre - San Bernardino, CA.
enter the location and the keeper of the tools (van, shop, my car, Jim, David)
enter the reason for the inventory (annual, theft, tool missing, 1st time)

	Description	David date Qty	David date Qty
My Car	1. Milwaukee drill	1	8.14.14
	2. Gauge manifold set	1	8.14.14
	3. Hammer	1	8.14.14
	4. Hole saw set	1	8.14.14
	5. 12 inch Level	1	8.14.14
	6. Laser Thermometer	1	8.14.14
	7. Fluke multi meter	1	8.14.14
	8. Clamp on multi meter	1	8.14.14
	9. Fluke refrigerant temperature meter w/clamp probe	1	8.14.14
	10.Utility knife	1	8.14.14
	11. Crescent wrench 8", 10", 12".	3	8.14.14
	12. Channel Lock 2-7", 2-9", 1-12"	5	8.14.14
	13. 25ft measuring tape	1	8.14.14
	14. Needle nose pliers	2	8.14.14
	15. Wire stripper	1	8.14.14
	16. Wire crimper	1	8.14.14
	17. Wire dykes	1	8.14.14
	18. Six inch blade screw driver	1	8.14.14
	19. MegaPro screw driver	1	8.14.14
	20. Allen set U.S & Metric	2	8.14.14
	21. 12 in 1 screw drivers	2	8.14.14
	22. 45 piece set Husky stubby rachet set	1	8.14.14
	23. Zircon stud sensor finder	1	8.14.14
	24. Driil screw driver tip set.	1	8.14.14
	25. Metal file	1	8.14.14
	26. Buss fuse puller	1	8.14.14
Shop	bench grinder		

Page 1

Purchase and Sale Agreement Schedule 9 – Personal Property Page 4 of 9

Glenborough Realty Trust Incorporated

Tri-City Corporate Centre - San Bernardino, CA.

VAN

Annual

	Decsription	Dennis 1/30/2012 Quanty	Dennis 8/13/2014 Quanty
Van	Torch Set, oxy/acetyl., CutSkil by Victor	1	1
	Cylinder, acetylene, MC 8 cu. ft.	2	2
	Cylinder, acetylene, MC 8 cu. ft.	1	1
	Cylinder, oxygen, R 17 cu. ft.	2	2
	Cylinder, Nitrogen, 55 cu. ft.	2	2
	Cylinder, refrigerant Recovery, 50 lb.	1	1
	Cylinder, refrigerant Recovery, 50 lb.	2	2
	Regulator and hose for Nitrogen cylinder	1	1
	Torch wrench, universal	1	1
	Torch , propane, Bernz-O-Matic TS8000	1	1
	Tubing cutter, RIGID model 151	1	1
	Tubing cutter, Ritchie #60142	1	1
	De-burring tool	1	1
	Tubing bender, 3 size, #BCTO74-2410	1	1
	Tube cleaning brushes, 1/2" inside	1	1
	Tube cleaning brushes, 3/4" inside	1	1
	Tube cleaning brushes, 1/2" outside	1	1
	Tube cleaning brushes, 3/4" outside	1	1
	Mirror, inspection, Fieldpiece	1	1
	Manifold set, charging, guages, Yellow Jacket	1	1
	DeWalt drill set, cordless, 14.4 volt	1	1
	Socket wrench set, 1/2" drive, 7/16" to 1 1/4", Taiwan	1	1
	Socket set, inch and metric, 45 piece, Husky	partial	partial
	End wrench, combination, 1 1/16", Armstrong	0	1
	End wrench, double open end, 1 1/4", MARTIN 3723	1	1
	End wrench, combination, 1 1/8", Craftsman	0	1
	Wrench, adjustable, 15", Crescent	1	1
	Wrench set, combo, ratcheting 3/8" to 3/4", Blackhawk	partial	partial
	Wrench set, metric combo, ratcheting 8mm to 19mm Husky	1	1
	Allen wrench set, T-handle, HUSKY 14 piece 560-156	1	1
	Allen wrench set, HUSKY 1.5mm to 10mm	1	1
	Tape mesure, Stanley Powerlock 25" 33-425	1	1
	Hex bit set, 3/8" drive, SAE, HUSKY 364-885	1	1
	Drill bit set, RYOBI 1/16" to 1/2" high speed	1	1
	Shrader valve tool, Yellow Jacket 18975	1	1
	FLUKE #1587 Insulation Multimeter (Mega-Ohmmeter)	1	1
Van	FLUKE 54 II Thermometer kit (dual read) w/ clamp probe	1	1
	FLUKE D K/J Thermometer kit (dual read) w/ clamp probe	1	1
	FLUKE 80 PK-8 /clamp-on pipe probe thermocouple	1	1
	FLUKE 971 Temperature/Humidity Meter (electronic sling psychrometer)	1	1
	FLUKE carry case with thermometer probes	1	1
	Hammer, carpenter's claw, Dead-On	1	1
	Hammer, carpenter's claw, Dead-On		
	Hammer, ballpeen 24 oz., ESTWING E3-24BP	1	1
	Solder gun kit, WELLER #8200 PKS, 140/100 watt	1	1
	Torque wrench, 1/2" drive, HUSKY 39104		
	Shim kit, MAUDLIN A-2, (Tool Crib Kit assortment)	1	1
	Gas pressure test kit, low press. Ritchie	1	1

Page 1

Purchase and Sale Agreement Schedule 9 – Personal Property Page 5 of 9

Purchase and Sale Agreement Schedule 9 – Personal Property Page 6 of 9

Glenborough Realty Trust Incorporated

Tri-City Corporate Centre - San Bernardino, CA.

enter the location and the keeper of the tools (van, shop, my car, Jim, David)

enter the reason for the inventory (annual, theft, tool missing, 1st time)

	Description	David date Qty	David date Qty
My Car	1. Milwaukee drill	1	8.14.14
	2. Gauge manifold set	1	8.14.14
	3. Hammer	1	8.14.14
	4. Hole saw set	1	8.14.14
	5. 12 inch Level	1	8.14.14
	6. Laser Thermometer	1	8.14.14
	7. Fluke multi meter	1	8.14.14
	8. Clamp on multi meter	1	8.14.14
	9. Fluke refrigerant temperature meter w/clamp probe	1	8.14.14
	10.Utility knife	1	8.14.14
	11. Crescent wrench 8", 10", 12".	3	8.14.14
	12. Channel Lock 2-7", 2-9", 1-12"	5	8.14.14
	13. 25ft measuring tape	1	8.14.14
	14. Needle nose pliers	2	8.14.14
	15. Wire stripper	1	8.14.14
	16. Wire crimper	1	8.14.14
	17. Wire dykes	1	8.14.14
	18. Six inch blade screw driver	1	8.14.14
	19. MegaPro screw driver	1	8.14.14
	20. Allen set U.S & Metric	2	8.14.14
	21. 12 in 1 screw drivers	2	8.14.14
	22. 45 piece set Husky stubby rachet set	1	8.14.14
	23. Zircon stud sensor finder	1	8.14.14
	24. Driil screw driver tip set.	1	8.14.14
	25. Metal file	1	8.14.14
	26. Buss fuse puller	1	8.14.14
	27. Prime lite	1	9-17-14
	28. Pressure guage	1	9-17-14
Shop	bench grinder		

Page 1

Purchase and Sale Agreement Schedule 9 – Personal Property Page 7 of 9

Glenborough Realty Trust Incorporated

Tri-City Corporate Centre - San Bernardino, CA.

enter the location and the keeper of the tools (van, shop, my car, Jim, Orlando)

enter the reason for the inventory (annual, theft, tool missing, 1st time)

My car ~~tool crib~~ Reuben Henry

Decsription	name date Quanty	name date Quanty
Description	1	
tape masure	1	8-14-14
screws driver set	1	8-14-14
combo ranech set	1	8-14-14
mercenary bit set	[illegible]	[illegible]
	1	8-14-14
pocket screw driver set	1	8-14-14
14.4 2.4 amp hr battery for my Dirll	1	8-14-14
Dremel tool for stamp key's	1	8-14-14
Brutus Tile Nipper	1	8-14-14
two Battery's for old Makita tile cuter	1	8-14-14
one wet/dry vac for flood 550 1st fl	1	8-14-14
one 7 in Diagonal pliers	1	8-14-14
one 8 in long nose pliers	1	8-14-14
3-Piece wide Mouth Adjused set	1	8-14-14
1-Voltage tester	1	8-14-14
Diamond cop 4" Wheel	1	8-14-14
2-14.4 amp hr. batterys	2	8-14-14

Shop

bench grinder		

Page 1

Purchase and Sale Agreement Schedule 9 – Personal Property Page 8 of 9

DUE ON CHIEF DESK 10 AM 8-15-14

Glenborough Realty Trust Incorporated

Tri-City Corporate Centre - San Bernardino, CA

enter the location and the keeper of the tools (van, shop, my car, Jim, Orlando)

enter the reason for the inventory (annual, theft, tool missing, 1st time)

LOCATION

tool crib

Decsription	WILLIAM TALBERT name / date	name / date (NEXT TIME)
claw hammer		
12' CRESCENT WRENCH	8-14-14	
CHANNEL LOCK		
1/2 & 3/8 JB JUST BETTER SERVICE WRENCH		

LOCATION

Shop

bench grinder		

https://glenborough.sharepoint.com/sites/jnabors/Personal Documents/Tools/Tool inventory 8/11/2014 [illegible] AM

Purchase and Sale Agreement Schedule 9 – Personal Property Page 9 of 9

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

(TRI-CITY CORPORATE CENTRE – FUND IV OFFICE PORTFOLIO)

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 6, 2015, is made by and between RANCON REALTY FUND IV, a California limited partnership (“Fund IV”), RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company (“Fund IV Subsidiary” and together with Fund IV, “Seller”) and TRICITY GRAND AVENUE PARTNERS, LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated January 16, 2015 (the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement except as otherwise defined herein.

2.	Due Diligence Extension. The definition of “Due Diligence Period” in paragraph 31 Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“31. Due Diligence Period. A period of time commencing on the Effective Date and ending at 5:00 p.m., California time, on February 9, 2015.”

3.	Ratification and Affirmation of Contract. Seller and Buyer hereby ratify and affirm the Purchase Agreement in its entirety, except as expressly amended herein. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

4.	Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by facsimile or email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each received a signed signature page to this Amendment from the other party.

First Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 1 of 2

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

SELLER (AS TO THE FUND IV ASSETS):

RANCON REALTY FUND IV, a California limited

partnership

By:	RANCON FINANCIAL CORPORATION,
a California corporation, its general partner

	By:	/s/ Steven Van Houton
	Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

SELLER (AS TO THE FUND IV SUBSIDIARY ASSETS):

RANCON REALTY FUND IV SUBSIDIARY LLC,

a Delaware limited liability company

By:	/s/ Steven Van Houton
Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

BUYER:

TRICITY GRAND AVENUE PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Jared Lazarus
Name:	Jared Lazarus
Its:	Authorized Signatory

By:	/s/ Jason Keller
Name:	Jason Keller
Its:	Authorized Signatory

First Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 2 of 2

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

(TRI-CITY CORPORATE CENTRE – FUND IV OFFICE PORTFOLIO)

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 9, 2015, is made by and between RANCON REALTY FUND IV, a California limited partnership (“Fund IV”), RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company (“Fund IV Subsidiary” and together with Fund IV, “Seller”) and TRICITY GRAND AVENUE PARTNERS, LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated January 16, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of February 6, 2015 (the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement except as otherwise defined herein.

2.	Consideration. The first sentence of Section 3 (“Consideration”) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Seller and Buyer agree that the total Consideration for the Properties shall be Thirty-Nine Million Nine Hundred Seventy-Five Thousand and No/100th Dollars ($39,975,000.00).”

3.	Due Diligence Extension. The definition of “Due Diligence Period” in paragraph 31 Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“31. Due Diligence Period. A period of time commencing on the Effective Date and ending at 5:00 p.m., California time, on February 10, 2015.”

4.	Ratification and Affirmation of Contract. Seller and Buyer hereby ratify and affirm the Purchase Agreement in its entirety, except as expressly amended herein. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

5.	Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by facsimile or email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each received a signed signature page to this Amendment from the other party.

Second Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 1 of 2

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

SELLER (AS TO THE FUND IV ASSETS):

RANCON REALTY FUND IV, a California limited

partnership

By:	RANCON FINANCIAL CORPORATION,
a California corporation, its general partner

	By:	/s/ Steven Van Houton
	Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

SELLER (AS TO THE FUND IV SUBSIDIARY ASSETS):

RANCON REALTY FUND IV SUBSIDIARY LLC,

a Delaware limited liability company

By:	/s/ Steven Van Houton
Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

BUYER:

TRICITY GRAND AVENUE PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Justin Guichard
Name:	Justin Guichard
Its:	Authorized Signatory

By:	/s/ Jared Lazarus
Name:	Jared Lazarus
Its:	Authorized Signatory

Second Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 2 of 2

THIRD AMENDMENT TO

PURCHASE AND SALE AGREEMENT

(TRI-CITY CORPORATE CENTRE – FUND IV OFFICE PORTFOLIO)

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 10, 2015, is made by and between RANCON REALTY FUND IV, a California limited partnership (“Fund IV”), RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company (“Fund IV Subsidiary” and together with Fund IV, “Seller”) and TRICITY GRAND AVENUE PARTNERS, LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated January 16, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of February 6, 2015, and that certain Second Amendment to Purchase and Sale Agreement dated as of February 9, 2015 (collectively, and as so amended, the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement except as otherwise defined herein.

2.	Due Diligence Extension. The definition of “Due Diligence Period” in paragraph 31 Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“31. Due Diligence Period. A period of time commencing on the Effective Date and ending at 5:00 p.m., California time, on February 11, 2015.”

3.	Ratification and Affirmation of Contract. Seller and Buyer hereby ratify and affirm the Purchase Agreement in its entirety, except as expressly amended herein. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

4.	Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by facsimile or email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each received a signed signature page to this Amendment from the other party.

[SIGNATURES ON FOLLOWING PAGES]

Third Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 1 of 2

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

SELLER (AS TO THE FUND IV ASSETS):

RANCON REALTY FUND IV, a California limited

partnership

By:	RANCON FINANCIAL CORPORATION,
a California corporation, its general partner

	By:	/s/ Steven Van Houton
	Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

SELLER (AS TO THE FUND IV SUBSIDIARY ASSETS):

RANCON REALTY FUND IV SUBSIDIARY LLC,

a Delaware limited liability company

By:	/s/ Steven Van Houton
Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

BUYER:

TRICITY GRAND AVENUE PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Cary Kleinman
Name:	Cary Kleinman
Its:	Authorized Signatory

By:	/s/ Jared Lazarus
Name:	Jared Lazarus
Its:	Authorized Signatory

Third Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 2 of 2

FOURTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

(TRI-CITY CORPORATE CENTRE – FUND IV OFFICE PORTFOLIO)

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 11, 2015, is made by and between RANCON REALTY FUND IV, a California limited partnership (“Fund IV”), RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company (“Fund IV Subsidiary” and together with Fund IV, “Seller”) and TRICITY GRAND AVENUE PARTNERS, LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated January 16, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of February 6, 2015, and that certain Second Amendment to Purchase and Sale Agreement dated as of February 9, 2015, and that certain Third Amendment to Purchase and Sale Agreement dated as of February 10, 2015 (collectively, and as so amended, the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement except as otherwise defined herein.

2.	Closing Date Extension. The definition of “Closing Date” in paragraph 22 of Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“22. Closing Date. Thirty-three (33) days after the Approval Date, or otherwise by mutual agreement of Buyer and Seller.”

3.	Due Diligence Extension. The definition of “Due Diligence Period” in paragraph 31 of Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“31. Due Diligence Period. A period of time commencing on the Effective Date and ending at 3:00 p.m., California time, on February 13, 2015.”

4.	Ratification and Affirmation of Contract. Seller and Buyer hereby ratify and affirm the Purchase Agreement in its entirety, except as expressly amended herein. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

Fourth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 1 of 3

5.	Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by facsimile or email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each received a signed signature page to this Amendment from the other party.

[SIGNATURES ON FOLLOWING PAGES]

Fourth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 2 of 3

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

SELLER (AS TO THE FUND IV ASSETS):

RANCON REALTY FUND IV, a California limited

partnership

By:	RANCON FINANCIAL CORPORATION,
a California corporation, its general partner

	By:	/s/ Steven Van Houton
	Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

SELLER (AS TO THE FUND IV SUBSIDIARY ASSETS):

RANCON REALTY FUND IV SUBSIDIARY LLC,

a Delaware limited liability company

By:	/s/ Steven Van Houton
Name:	Steven Van Houton
Its: Vice President of Tri-City Transactions

BUYER:

TRICITY GRAND AVENUE PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Cary Kleinman
Name:	Cary Kleinman
Its:	Authorized Signatory

By:	/s/ Jared Lazarus
Name:	Jared Lazarus
Its:	Authorized Signatory

Fourth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 3 of 3

FIFTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

(TRI-CITY CORPORATE CENTRE – FUND IV OFFICE PORTFOLIO)

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 13, 2015, is made by and between RANCON REALTY FUND IV, a California limited partnership (“Fund IV”), RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company (“Fund IV Subsidiary” and together with Fund IV, “Seller”) and TRICITY GRAND AVENUE PARTNERS, LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated January 16, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of February 6, 2015, and that certain Second Amendment to Purchase and Sale Agreement dated as of February 9, 2015, and that certain Third Amendment to Purchase and Sale Agreement dated as of February 10, 2015, and that certain Fourth Amendment to Purchase and Sale Agreement dated as of February 11, 2015 (collectively, and as so amended, the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement except as otherwise defined herein.

2.	Closing Date Extension. The definition of “Closing Date” in paragraph 22 of Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“22. Closing Date. Thirty (30) days after the Approval Date, or otherwise by mutual agreement of Buyer and Seller.”

3.	Due Diligence Extension. The definition of “Due Diligence Period” in paragraph 31 of Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“31. Due Diligence Period. A period of time commencing on the Effective Date and ending at 3:00 p.m., California time, on February 18, 2015.”

4.	Ratification and Affirmation of Contract. Seller and Buyer hereby ratify and affirm the Purchase Agreement in its entirety, except as expressly amended herein. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

Fifth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 1 of 3

5.	Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by facsimile or email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each received a signed signature page to this Amendment from the other party.

[SIGNATURES ON FOLLOWING PAGES]

Fifth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 2 of 3

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

SELLER (AS TO THE FUND IV ASSETS):

RANCON REALTY FUND IV, a California limited

partnership

By:	RANCON FINANCIAL CORPORATION,
a California corporation, its general partner

	By:	/s/ Jeff Comerchero
	Name:	Jeff Comerchero
Its: Vice President of Tri-City Transactions

SELLER (AS TO THE FUND IV SUBSIDIARY ASSETS):

RANCON REALTY FUND IV SUBSIDIARY LLC,

a Delaware limited liability company

By:	/s/ Jeff Comerchero
Name:	Jeff Comerchero
Its: Vice President of Tri-City Transactions

BUYER:

TRICITY GRAND AVENUE PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Ambrose Fisher
Name:	Ambrose Fisher
Its:	Authorized Signatory

By:	/s/ Mark Jacobs
Name:	Mark Jacobs
Its:	Authorized Signatory

Fifth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 3 of 3

SIXTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

(TRI-CITY CORPORATE CENTRE – FUND IV OFFICE PORTFOLIO)

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 18, 2015, is made by and between RANCON REALTY FUND IV, a California limited partnership (“Fund IV”), RANCON REALTY FUND IV SUBSIDIARY, LLC, a Delaware limited liability company (“Fund IV Subsidiary” and together with Fund IV, “Seller”) and TRICITY GRAND AVENUE PARTNERS, LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated January 16, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of February 6, 2015, and that certain Second Amendment to Purchase and Sale Agreement dated as of February 9, 2015, and that certain Third Amendment to Purchase and Sale Agreement dated as of February 10, 2015, and that certain Fourth Amendment to Purchase and Sale Agreement dated as of February 11, 2015, and that certain Fifth Amendment to Purchase and Sale Agreement dated as of February 13, 2015 (collectively, and as so amended, the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement except as otherwise defined herein.

2.	Closing Date Extension. The definition of “Closing Date” in paragraph 22 of Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“22. Closing Date. Twenty-eight (28) days after the Approval Date, or otherwise by mutual agreement of Buyer and Seller.”

3.	Due Diligence Extension. The definition of “Due Diligence Period” in paragraph 31 of Addendum I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“31. Due Diligence Period. A period of time commencing on the Effective Date and ending at 3:00 p.m., California time, on February 20, 2015.”

4.	Ratification and Affirmation of Contract. Seller and Buyer hereby ratify and affirm the Purchase Agreement in its entirety, except as expressly amended herein. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

Sixth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 1 of 3

5.	Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by facsimile or email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each received a signed signature page to this Amendment from the other party.

[SIGNATURES ON FOLLOWING PAGES]

Sixth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 2 of 3

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

SELLER (AS TO THE FUND IV ASSETS):

RANCON REALTY FUND IV, a California limited

partnership

By:	RANCON FINANCIAL CORPORATION,
a California corporation, its general partner

	By:	/s/ Dan Stephenson
	Name:	Dan Stephenson
Its:

SELLER (AS TO THE FUND IV SUBSIDIARY ASSETS):

RANCON REALTY FUND IV SUBSIDIARY LLC,

a Delaware limited liability company

By:	/s/ Dan Stephenson
Name:	Dan Stephenson
Its:

BUYER:

TRICITY GRAND AVENUE PARTNERS, LLC,

a Delaware limited liability company

By:	/s/ Ambrose Fisher
Name:	Ambrose Fisher
Its:	Authorized Signatory

By:	/s/ Jared Lazarus
Name:	Jared Lazarus
Its:	Authorized Signatory

Sixth Amendment to Purchase and Sale Agreement (Tri-City Corporate Centre – Fund IV Office Portfolio) Page 3 of 3